SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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GREYSTONE LOGISTICS, INC.
(Name of Registrant as Specified in Its Charter)

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GREYSTONE LOGISTICS, INC.
1613 East 15th Street
Tulsa, Oklahoma 74120

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 2, 2013

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Greystone Logistics, Inc., an Oklahoma corporation (the "Company"), will be held at our headquarters located at 1613 East 15th Street, Tulsa, Oklahoma 74120, on Friday, August 2, 2013, at 10:00 a.m., local time, to approve an amendment to the Company's Certificate of Incorporation (the "Certificate of Incorporation") to effect a reverse stock split of its common stock at a ratio of 1-for-10,000 shares (the "Reverse Stock Split").

In the event the Reverse Stock Split is approved by shareholders, as described in more detail in the accompanying Proxy Statement, shareholders owning fewer than 10,000 shares of our Common Stock will be cashed out.  The intended effect of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300 so that we will be eligible to terminate the public registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Provided that the Reverse Stock Split has the intended effect, we will file to deregister our Common Stock with the Securities and Exchange Commission (the "Commission") and our Common Stock will no longer be eligible for trading in the OTCQB marketplace (the "OTCQB").  In such case, we will no longer be required to file periodic reports with the Commission.

Please read the accompanying Proxy Statement carefully. Included with the Proxy Statement is a copy of our 2012 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended February 28, 2013. We encourage you to read our Annual Report and our Quarterly Report. They include our financial statements and information about our operations and markets.

The Board of Directors has fixed the close of business on July 1, 2013, as the record date for the meeting, and only shareholders of record at such time will be entitled to notice of and to vote at the meeting or any adjournment thereof.  A list of the shareholders entitled to vote at the meeting will be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours for a period of 10 days prior to the date of the meeting at the offices of the Company and at the time and place of the meeting.

By Order of the Board of Directors,

/s/ Warren F. Kruger

Warren F. Kruger
Chairman and Chief Executive Officer

Tulsa, Oklahoma
July 10, 2013

YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO VOTE BY MAIL SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES.  IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

TABLE OF CONTENTS

SOLICITATION AND REVOCATION OF PROXIES	1
SHAREHOLDERS ENTITLED TO VOTE	2
AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT	2
SUMMARY TERM SHEET	3
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND REVERSE STOCK SPLIT	4
SPECIAL FACTORS	7
Reasons for and Purposes of the Reverse Stock Split	7
Strategic Alternatives Considered	10
Background of the Reverse Stock Split	10
Effects of the Reverse Stock Split	13
Potential Disadvantages of the Reverse Stock Split to Shareholders; Accretion in Ownership and Control of Certain Shareholders	13
Effect of the Reverse Stock Split on Option Holders	14
Effect of the Reverse Stock Split on Holders of our Senior Preferred Stock	14
Financial Effect of the Reverse Stock Split	14
Fairness of the Reverse Stock Split to Shareholders	14
Absence of a Fairness Opinion	16
Procedural Fairness to All Shareholders	16
Termination of Exchange Act Registration	17
Federal Income Tax Consequences of the Reverse Stock Split	17
FINANCING OF THE REVERSE STOCK SPLIT	18
COSTS OF THE REVERSE STOCK SPLIT	18
CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE STOCK SPLIT	18
RECOMMENDATION OF THE BOARD; FAIRNESS OF THE REVERSE STOCK SPLIT	19
FINANCIAL STATEMENTS	20
SUMMARY FINANCIAL INFORMATION	20
PRICE RANGE OF COMMON STOCK AND DIVIDENDS	21
DESCRIPTION OF THE REVERSE STOCK SPLIT	22
Amendment of Certificate of Incorporation to Effect the Reverse Stock Split	22
Regulatory Approvals	22
Vote Required	22
Holders as of Effective Date; Net Effect After Reverse Stock Split	23
Exchange of Certificates for Cash Payment or Shares	23
Appraisal Rights	24
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	25
OTHER MATTERS	26
Indemnification of Directors and Officers	26
Forward-Looking Statements	27
Incorporation of Certain Documents by Reference	27
Available Information	27

Annex A –	FORM OF CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO EFFECT REVERSE STOCK SPLIT
Annex B –	ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MAY 31, 2012
Annex C –	QUARTERLY REPORT ON FORM 10-Q FOR THE PERIOD ENDED FEBRUARY 28, 2013

i

GREYSTONE LOGISTICS, INC.
1613 East 15th Street
Tulsa, Oklahoma 74120

PROXY STATEMENT
FOR SPECIAL MEETING OF SHAREHOLDERS
To Be Held August 2, 2013

SOLICITATION AND REVOCATION OF PROXIES

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Greystone Logistics, Inc., an Oklahoma corporation (the "Company"), of proxies to be voted at a Special Meeting of Shareholders of the Company to be held on August 2, 2013, or at any adjournment thereof (the "Special Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting. This Proxy Statement and accompanying proxy are first being forwarded to shareholders on or about July 10, 2013.

If the accompanying proxy is properly executed and returned, the shares represented by the proxy will be voted as directed at the Special Meeting.  Shareholders whose shares are registered in their own names may instruct the proxies how to vote by executing and returning the accompanying proxy, and the shares represented by the proxy will be voted at the Special Meeting. Shareholders holding their shares through a broker, bank or other record holder should follow the instructions provided to them by such record holders in order to vote their shares.

If a shareholder indicates in his or her proxy a choice with respect to the matter to be acted upon, that shareholder's shares will be voted in accordance with such choice.  If no choice is indicated on a proxy, the shareholder's shares will be voted "FOR" the amendment to our Certificate of Incorporation to effectuate the Reverse Stock Split.  A shareholder giving a proxy may revoke it by giving written notice of revocation to the Chief Executive Officer of the Company at any time before it is voted, by executing another valid proxy bearing a later date and delivering such proxy to the Chief Executive Officer of the Company prior to or at the Special Meeting or by attending the Special Meeting and voting in person.

THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECTUATE THE REVERSE STOCK SPLIT AND HAS DETERMINED THAT IT IS IN THE BEST INTEREST OF OUR SHAREHOLDERS.  AFTER CAREFUL CONSIDERATION, OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE TO APPROVE THE REVERSE STOCK SPLIT AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REVERSE STOCK SPLIT, PASSED UPON THE MERITS OR FAIRNESS OF THE REVERSE STOCK SPLIT, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The expenses of this proxy solicitation, including the cost of preparing and mailing this Proxy Statement and accompanying proxy will be borne by the Company.  Such expenses will also include the charges and expenses of banks, brokerage firms, and other custodians, nominees or fiduciaries for forwarding solicitation material regarding the Special Meeting to beneficial owners of the Company's common stock. Solicitation of proxies may be made by mail, telephone, personal interviews or by other means by the Board of Directors or employees of the Company who will not be additionally compensated therefor, but who may be reimbursed for their out-of-pocket expenses in connection therewith.

SHAREHOLDERS ENTITLED TO VOTE

Shareholders of record at the close of business on July 1, 2013 (the "Record Date") will be entitled to vote at the Special Meeting.  As of the Record Date, there were 26,111,201 shares of the Company's common stock issued and outstanding.  The holders of common stock are entitled to one vote per share.  In addition, the holders of the Company's Series 2003 Cumulative Convertible Senior Preferred Stock (“Senior Preferred Stock”) are entitled to that number of votes equal to the number of shares of common stock into which such shares of Senior Preferred Stock can be converted as of the Record Date. As of the Record Date, the Senior Preferred Stock is convertible into 3,333.333.33 shares of pre-split common stock. Accordingly, the shares of common stock outstanding, plus the eligible votes of the Senior Preferred Stock holders, equals 29,444,534.33 shares (the "Voting Shares"). The presence in person or by proxy of the holders of a majority of the Voting Shares will constitute a quorum for the transaction of business.  Failure to vote in person or by proxy or an abstention will have the effect of a negative vote.  Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from beneficial owners. For purposes of the Special Meeting, brokers will be prohibited from exercising discretionary authority.  If the organization that holds your shares does not receive instructions from you on how to vote your shares, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results.

Votes will be counted by the inspector of election at the Special Meeting.

AMENDMENT TO CERTIFICATE OF INCORPORATION
TO EFFECT A REVERSE STOCK SPLIT

You are being asked to vote on a proposal to adopt an amendment to our Certificate of Incorporation (the "Certificate of Amendment") to effect a reverse stock split of our Common Stock (the "Reverse Stock Split"). As a result of the Reverse Stock Split, as described in more detail below, shareholders owning fewer than 10,000 shares of our Common Stock will be cashed out at a price of $0.50 per pre-split share.   Additionally, as the Company will not be issuing fractional shares, you will also receive a cash payment of $0.50 per pre-split share if your pre-split holdings would not result in the issuance of whole shares.  The intended effect of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300 so that we will be eligible to terminate the public registration of our Common Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Provided that the Reverse Stock Split has the intended effect, we will file to deregister our Common Stock with the Securities and Exchange Commission (the "Commission") and our Common Stock will no longer be eligible for trading in the OTCQB.  In such case, we will no longer be required to file periodic reports with the Commission.

We intend for the Reverse Stock Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as shareholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures, and shareholders holding shares in street name should contact their nominees. Shareholders may continue to sell their shares of the Company's Common Stock in the OTCQB until the effective date of the Reverse Stock Split, which is expected to be the date of approval of the Certificate of Amendment ("Effective Date").

As soon as practicable after the Effective Date, our exchange agent (the “Exchange Agent”) will send all shareholders with stock certificates representing rights to receive cash payments a letter of transmittal to be used to transmit Common Stock certificates to the Exchange Agent. Upon proper completion and execution of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) to the Exchange Agent, each shareholder entitled to receive payment will receive a check for such shareholder's shares. In the event we are unable to locate certain shareholders or if a shareholder fails properly to complete, execute and return the letter of transmittal and accompanying stock certificate to the Exchange Agent, any funds payable to such holders pursuant to the Reverse Stock Split will be held in escrow until a proper claim is made, subject to applicable abandoned property laws.

We have fixed the close of business on July 1, 2013 as the record date for the Special Meeting, and only holders of record of Common Stock and Senior Preferred Stock on the record date are entitled to receive notice of and vote at the Special Meeting. As of the close of business on the record date, there were 29,444,534.33 Voting Shares outstanding and entitled to vote. Each Voting Share entitles its holder to one vote on all matters properly coming before the Special Meeting.

Approval of the proposal to adopt the Reverse Stock Split requires the affirmative vote of a majority of the Voting Shares entitled to be cast by the shares of our Common Stock outstanding on the record date and by the Senior Preferred Stock holders.   If you do not submit a proxy by mail or vote your shares in person, it has the same effect as a vote “AGAINST” the proposal to approve the Certificate of Amendment.  If you sign your proxy card without indicating your vote, your shares will be voted “FOR” approval of the Certificate of Amendment.

As of the close of business on July 1, 2013, the record date, the directors and executive officers of the Company held and are entitled to vote, in the aggregate, 10,652,041 shares of Common Stock and 3,333,333.33 votes afforded to them as  Senior Preferred Stock holders, representing, in the aggregate, approximately 47.5% of the outstanding Voting Shares.

The Board of Directors recommends that the Company’s shareholders vote FOR the Certificate of Amendment. The recommendation of the Board of Directors was made after careful consideration of all the material factors, both positive and negative, as set forth in this Proxy Statement.

This Proxy Statement is dated July 10, 2013 and is first being mailed to our shareholders on or about July 10, 2013.

SUMMARY TERM SHEET

You are being asked to vote on a proposal to adopt a proposed Certificate of Amendment to effect the Reverse Stock Split. This Proxy Statement contains a more detailed description of the terms of the proposed Certificate of Amendment and the Reverse Stock Split. We encourage you to read the entire Proxy Statement and the documents attached as an annex to this Proxy Statement carefully.

The Board has authorized a 1-for-10,000 Reverse Stock Split.   See also the information under the captions "Special Factors - Reasons for and Purposes of the Reverse Stock Split" and "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement.

The Board has determined that the Reverse Stock Split is fair to and in the best interest of all of our unaffiliated shareholders including those shareholders owning shares being cashed out pursuant to the Reverse Stock Split and those who will retain an equity interest in our Company subsequent to the consummation of the Reverse Stock Split. See also the information under the caption "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement.

All of our directors and executive officers have expressed an intent to vote all shares which they directly or indirectly control in favor of the Reverse Stock Split. The shares of issued and outstanding Common Stock held by our directors and executive officers, plus the votes afforded to them as holders of Senior Preferred Stock, represent approximately 47.5% of our voting power. See also the information under the caption "Description of the Reverse Stock Split – Vote Required" in this Proxy Statement.

When the Reverse Stock Split becomes effective, if you hold fewer than 10,000 shares of Common Stock, you will receive a cash payment of $0.50 per pre-split share. Additionally, as the Company will not be issuing fractional shares, you will also receive a cash payment of $0.50 per pre-split share if your pre-split holdings would not result in the issuance of whole shares.  For example, assuming you owned 15,000 pre-split shares, you would be issued one share of Common Stock, and $0.50 for each pre-split share that otherwise would have resulted in a fractional share, or $2,500.  As soon as practicable after the Effective Date, you will be notified and asked to surrender your stock certificates to the Exchange Agent. Upon receipt of your stock certificates by the Exchange Agent, you will receive your cash payment. See also the information under the caption "Description of the Reverse Stock Split - Exchange of Certificates for Cash Payment or Shares" in this Proxy Statement.

The Reverse Stock Split is not expected to affect our current business plan or operations, except for the anticipated cost and management time savings associated with termination of our obligations as a public company. See also the information under the captions "Special Factors - Effects of the Reverse Stock Split," "Special Factors - Financial Effect of the Reverse Stock Split" and "Conduct of the Company's Business After the Reverse Stock Split" in this Proxy Statement.

When the Reverse Stock Split becomes effective, we will be eligible to cease filing periodic reports with the Commission and we intend to cease public registration and our Common Stock will no longer be eligible for trading in the OTCQB. Once we cease public registration, our shareholders will not be provided with periodic or other reports regarding the Company. See also the information under the captions "Special Factors - Reasons for and Purposes of the Reverse Stock Split" and "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement.

Neither the Company nor the Board, nor any committee of the Board, has solicited or obtained any appraisal, report or opinion by any outside party regarding the fairness of the Reverse Stock Split.  The Board chose not to retain the services of an independent advisor because it believes the cost of such services would be excessive relative to the size and cost of the Reverse Stock Split. See also the information under the caption "Special Factors - Fairness of the Reverse Stock Split to Shareholders – Absence of a Fairness Opinion" in this Proxy Statement.

For those shareholders who receive a cash payment in the Reverse Stock Split and cease to hold, either directly or indirectly, shares of post-split Common Stock, you will need to recognize a gain or loss for federal income tax purposes for the difference between the amount of cash received and the aggregate tax basis in your shares of Common Stock. For those shareholders who retain Common Stock incident to the Reverse Stock Split, you will only recognize any gain or loss for federal income tax purposes to the extent that you receive a cash payment for fractional shares. See also the information under the caption "Special Factors - Federal Income Tax Consequences of the Reverse Stock Split" in this Proxy Statement. You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse Stock Split in light of your own particular circumstances.

You are not entitled to appraisal rights under either our governance documents or the Oklahoma General Corporation Act. See also the information under the caption "Description of the Reverse Stock Split - Appraisal Rights" in this Proxy Statement.

We currently anticipate having the financial resources to complete the Reverse Stock Split, the costs of which we anticipate to be approximately $275,572, which includes $233,000, which is the approximate cost to satisfy the Company’s obligation to pay cash for each fractional share resulting from the Reverse Stock Split.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND REVERSE STOCK SPLIT

The following questions and answers briefly address some commonly asked questions about the Reverse Stock Split that are not addressed in the "Summary Term Sheet." They may not include all the information that is important to you. We urge you to read carefully this entire Proxy Statement, including our financial statements and the annex attached hereto.

Q:           What vote is required for the Company’s shareholders to approve the Reverse Stock Split?

A:           An affirmative vote of the holders of a majority of the votes entitled to be cast by the shares of Common Stock outstanding on the record date plus the votes afforded to the holders of the Senior Preferred Stock is required to approve the Certificate of Amendment to effect the Reverse Stock Split. Accordingly, failure to vote in person or by proxy or an abstention will have the same effect as a vote “AGAINST” the Certificate of Amendment.

Q:         What are some of the advantages of the Reverse Stock Split?

A:           Our Board believes that the Reverse Stock Split will have, among others, the following advantages:

●
we will terminate the registration of our Common Stock under the Exchange Act, which will eliminate the significant tangible and intangible costs of our being a public company, with tangible cost savings of an estimated $175,000 to $200,000 annually;

●	we will be able to reduce the expense associated with maintaining shareholder accounts for numerous shareholders with small accounts;

●	we will be able to achieve the overhead reduction associated with the Reverse Stock Split without negatively affecting our business operations;

●	our senior management will be able to focus their efforts solely on operations without having the burden of addressing issues relating to being a publicly held company; and

●
we will be able to provide liquidity for the large number of unaffiliated shareholders holding relatively small positions in our shares (as the cost of liquidity for such holders in the public market is prohibitive) and a predictable exit for the other unaffiliated shareholders holding larger position (as our stock is thinly traded and our stock price has varied widely over the last 12 months), and we will be able to do so through a transaction in which such unaffiliated shareholders generally may be eligible to receive capital gains tax treatment for their proceeds and avoid paying brokerage commissions and fees.  See also information under the caption "Special Factors - Reasons for and Purposes of the Reverse Stock Split" in this Proxy Statement.

Q:         What are some of the disadvantages of the Reverse Stock Split?

A:           Our Board believes that the Reverse Stock Split will have, among others, the following disadvantages:

●
shareholders owning fewer than 10,000 shares of our Common Stock will not have an opportunity to liquidate their shares at a time and for a price of their choosing; instead, they will be cashed out, will no longer be shareholders of our Company and will not have the opportunity to participate in or benefit from any future potential appreciation in the value of our Common Stock;

●	the public market for shares of our Common Stock, which has been limited and erratic to date, will cease to exist;

●
shareholders holding our Common Stock following the Reverse Stock Split will no longer have readily available to them the legally mandated information regarding our operations and results that is currently available in our filings with the Commission;

●
the elimination of the trading market for our Common Stock may result in us having less flexibility in attracting and retaining executives and employees since equity-based incentives (such as stock options) tend to be less valuable in a private company; and

●
it will be more difficult for us to access the public equity markets.  See also information under the captions "Special Factors - Effects of the Reverse Stock Split," "Special Factors - Financial Effect of the Reverse Stock Split" and "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement.

Q:         What are some of the factors that the Board considered in approving the Reverse Stock Split?

A:          The Board considered several factors in approving the Reverse Stock Split. Importantly, the Board considered the relative advantages and disadvantages discussed above and under the captions "Special Factors - Reasons for and Purposes of the Reverse Stock Split," "Special Factors - Strategic Alternatives Considered," “Special Factors - Background of the Reverse Stock Split" and "Special Factors - Effects of the Reverse Stock Split" in this Proxy Statement. The Board also considered numerous other factors, including:

●	the Board's discussions and conclusions about the fairness of the price to be paid following the Reverse Stock Split to our shareholders owning fewer than 10,000 shares;

●	the projected tangible and intangible cost savings to us by terminating our status as a public company;

●
any attempt by our more significant shareholders to achieve liquidity in the public trading market would likely be frustrated due to the low average daily trading volume of our Common Stock in the OTCQB as only a small number of shares could be sold in the OTCQB without risking a significant decrease in the trading price.  See also information under the captions "Special Factors - Fairness of the Reverse Stock Split to Shareholders" and "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement;

●
the cost to our shareholders owning less than 100 shares, which is estimated to be in excess of 40% of our shareholders, of liquidating their holdings is prohibitive; the Reverse Stock Split affords such shareholders an opportunity to liquidate their holdings without paying brokerage commissions and fees;

●	the Company has been unable to use its stock option plan to attract and retain employees due to the low trading price and limited trading volume and public float of our Common Stock; and

●	the Board’s discussion and conclusion that terminating its status as a publicly held corporation will allow management to focus on operations to a greater extent than it is currently able.

Q:         Did the Board obtain a fairness opinion or engage an independent financial advisor before approving the Reverse Stock Split?

A:          The Board chose not to retain the services of an independent advisor because it believes the cost of such services would be excessive relative to the size and cost of the Reverse Stock Split.  In this regard, the total expected payment to be made for fractional shares cashed out in connection with the Reverse Stock Split is approximately $233,000.  In light of the relative small size of this payment, the Board did not seek a fairness opinion, since the cost of the fairness opinion likely would have cost $100,000 to $200,000.  In addition, the total anticipated cost of the Reverse Stock Split is approximately $275,572 (including the fractional share payment amount of approximately $233,000).

Q:         What are the interests of directors and executive officers in the Reverse Stock Split?

A:          As a result of the Reverse Stock Split, the aggregate ownership by our directors and executive officers of our Common Stock will not materially increase (approximately a 0.7% increase).  See also information under the captions "Special Factors - Effects of the Reverse Stock Split" and "Special Factors – Potential Disadvantages of the Reverse Stock Split to Shareholders; Accretion in Ownership and Control of Certain Shareholders" in this Proxy Statement. See also information under the captions "Special Factors - Financial Effect of the Reverse Stock Split" and "Costs of the Reverse Stock Split" in this Proxy Statement.

Q:         How will I be affected if I own more than 10,000 shares of Common Stock?

A:          You will receive one share of Common Stock for each 10,000 shares owned by you, and $0.50 for each pre-split share that otherwise would have resulted in a fractional share.  For example, if you owned 44,000 shares of Common Stock, you would receive four shares of Common Stock upon consummation of the Reverse Stock Split, and $2,000 representing the value of 4,000 pre-split shares times $0.50 per share.

Q:         What do I need to do now?

A:          We urge you to read the Proxy Statement carefully, including the annexes and to consider how the Reverse Stock Split affects you. If you are a shareholder of record, you can ensure your shares are voted at the Special Meeting by completing, signing, dating and mailing the enclosed proxy card. Even if you plan to attend the Special Meeting, we encourage you to return the enclosed proxy card. If you hold your shares in “street” name, you can ensure that your shares are voted at the Special Meeting by instructing your broker or nominee how to vote. Do NOT return your stock certificate(s) with your proxy.

Q:         What happens if I sell my shares before the Special Meeting?

A:          The record date of the Special Meeting is earlier than the Special Meeting and the date that the Reverse Stock Split is expected to be completed. If you transfer your shares of Common Stock after the record date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will have transferred the right to receive any consideration for fractional shares to be received by our shareholders in connection with the Reverse Stock Split. In order to receive consideration for fractional shares held by you on the Effective Date, you must hold your shares through the Effective Date.

Q:         Will I be entitled to appraisal rights if I object to the Reverse Stock Split?

A:          No.  You are not entitled to appraisal rights under either our governance documents or the Oklahoma General Corporation Act. See also the information under the caption "Description of the Reverse Stock Split - Appraisal Rights" in this Proxy Statement.

SPECIAL FACTORS

Reasons for and Purposes of the Reverse Stock Split

The primary purpose of the Reverse Stock Split is to reduce the number of record holders of our Common Stock to fewer than 300, so that we can terminate the registration of our Common Stock under Section 12(g) of the Exchange Act. The Reverse Stock Split is expected to result in the elimination of the expenses related to our disclosure and reporting requirements under the Exchange Act and to decrease the administrative expense we incur in servicing a large number of record shareholders who own relatively small numbers of our shares.

As discussed further in this Proxy Statement under the caption "Special Factors - Background of the Reverse Stock Split," the Board initiated its consideration of the Reverse Stock Split May 2, 2012.  Management expressed concern about the expense of remaining a public company and with the continuing obligations to comply with the periodic reporting requirements of the Exchange Act.  As a result of management’s concerns, the Board decided to consider whether it should remain a publicly held company.

As a result of the factors discussed further in this Proxy Statement under the caption "Special Factors - Background of the Reverse Stock Split," the Board believes that any material benefit derived from continued registration under the Exchange Act is outweighed by the cost and burdens. As a result of the increased cost and tangible and intangible burdens associated with being a public company following the passage of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), we do not believe that continuing our public company status is in the best interest of the Company or our shareholders given the current size of the Company as measured by our total revenue and market capitalization.  We have had trouble complying with the Sarbanes-Oxley Act.  We have reported in our periodic reporting requirements since February 29, 2009 that we have not been able to maintain effective internal control over financial reporting and do not believe we will be able to do so without considerable cost.

The principal benefit of remaining public, access to the public markets, has largely been unavailable to the Company.  The Company has only received bank financing due to personal guarantees of its CEO and one director.  In this regard, the Board does not believe that, given the current state of the capital markets, and the current economic environment, we are in a position to continue to use our status as a public company to raise capital through sales of securities in a public offering, or otherwise to access the public markets to raise equity capital.  In addition, our Common Stock's limited trading volume and public float have all but eliminated our ability to use our Common Stock as acquisition currency or to attract and retain employees.

Our Common Stock's low price has impaired our smaller shareholders' ability to sell their shares as doing so in the public market is cost prohibitive. In addition, our Common Stock's limited trading volume and public float could impair our larger shareholders' ability to sell their shares, which could prevent them from realizing the full benefits of holding publicly traded stock. Our low market capitalization has resulted in limited interest from market makers or financial analysts who might report on our activity to the investment community.  On February 23, 2011, our Common Stock became ineligible for trading on the Over the Counter Bulletin Board due to insufficient quoting activity. During the twelve months ended May 31, 2013, our stock traded erratically and the price of our Common Stock varied widely. Because the Common Stock has been thinly traded, entering into a large purchase or sale, to the extent possible, would risk a significant impact on the market price of our Common Stock. The Board believes that it is unlikely that our market capitalization and trading liquidity will increase significantly in the foreseeable future.

Our status as a public company has not only failed to benefit our shareholders materially, but also, in the Board's view, places an unnecessary financial burden on us. That burden has only risen in recent years, since the enactment of the Sarbanes-Oxley Act. As a public company, we incur direct costs associated with compliance with the Commission's filing and reporting requirements imposed on public companies. To comply with the public company requirements, we incur an estimated $221,000 annually in related expenses, as follows:

Audit Fees	$110,000
Internal Control Compliance	$50,000
Shareholder Expenses	$9,000
Filing Fees	$5,000
Legal Fees	$45,000
Investor Relations	$2,000

Total	$221,000

The estimates set forth above are only estimates, and would not all be eliminated when the Company terminates its obligations under the Exchange Act.  We estimate that the actual savings will approximate $175,000 to $200,000, as the Company will continue to incur audit and related fees incurred to prepare its financial statements for dissemination to shareholders; however, such fees and expenses are anticipated to substantially decrease as a result of the consummation of the Reverse Stock Split. The actual savings that we may realize may be higher or lower than the estimate set forth above. In light of our current size, opportunities and resources, the Board does not believe that such costs are justified. Therefore, the Board believes that it is in our best interests and the best interests of our shareholders to eliminate the administrative, financial and additional auditing burdens associated with being a public company by consummating the Reverse Stock Split at this time rather than continue to subject the Company to these burdens.

As a result of the monetary savings anticipated as a result of going-private, the time and capital currently devoted by management to our public company reporting obligations could be devoted to other purposes, including operational concerns to further our business objectives and the interests of our shareholders. Additionally, the additional time and resources required for compliance with the Sarbanes-Oxley Act may make it difficult for us to attract and retain independent directors without increasing director compensation and obtaining additional directors’ and officers' liability insurance.

The Company determined to proceed with the Reverse Stock Split at this time, as compared to any other time in the operating history of the Company, due to the continued burdens placed on the Company’s management to comply with the reporting and other obligations imposed by the Securities Exchange Act of 1934, and management’s belief that the benefits of remaining a public company at this time are far outweighed by the direct and indirect costs associated with remaining a public company, as set forth above. See also information under the caption "Special Factors – Strategic Alternatives Considered" in this Proxy Statement for an additional description of the reasons why our Board approved the Reverse Stock Split instead of another alternative transaction structure at this time.

The Reverse Stock Split will terminate the equity interests in the Company of approximately 283 record holders of Common Stock. We intend for the Reverse Stock Split to treat shareholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as record holders. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures and shareholders holding shares in street name should contact their nominees.  The Reverse Stock Split is expected to relieve us of the administrative burden, cost and other disadvantages associated with filing reports and otherwise complying with the requirements of registration under the federal securities laws by deregistering our Common Stock. Additionally, the Reverse Stock Split will provide small shareholders a beneficial mechanism to liquidate their equity interest at a fair price for their shares without having to pay brokerage commissions.

Based on information available to us, we presently have an aggregate of approximately 348 record holders and 1,358 beneficial holders of our Common Stock (collectively, "holders"), of which approximately 1,228 holders each own 10,000 shares or less. In the aggregate, the shares held by these small holders comprise less than 1.8% of our outstanding shares of Common Stock. The administrative burden and cost to us of maintaining records with respect to these numerous small accounts and the associated cost of preparing, printing and mailing information to them is, in the Board's view, excessive given our limited size and the nature of our operations. These expenditures result in no material benefit to us. The Reverse Stock Split will enable us to eliminate much of these costs.

When the Reverse Stock Split is consummated, shareholders owning fewer than 10,000 shares of Common Stock will no longer have any equity interest in the Company and will not participate in our future earnings or any increases in the value of our assets or operations. Thus, only our employees, executive officers, directors and continuing shareholders will benefit from any future increase in our earnings. The shareholders who will continue to hold an equity interest in the Company after the Reverse Stock Split will own a security, the liquidity of which will be severely restricted. See also information under the captions "Recommendation of the Board; Fairness of the Reverse Stock Split" and "Special Factors - Fairness of the Reverse Stock Split to Shareholders" in this Proxy Statement.

The Reverse Stock Split will (i) cause us to cash out shares held by any shareholder holding fewer than 10,000 shares, and (ii) change the percentage of Common Stock held by the remaining shareholders to 100%.

The Board of Directors recommends that the Company’s shareholders vote “FOR” the Certificate of Amendment to effect the Reverse Stock Split. The recommendation of the Board of Directors was made after careful consideration of all the material factors, both positive and negative, as described above.

Strategic Alternatives Considered

In making the determination to proceed with the Reverse Stock Split, and recommend the approval of the Certificate of Amendment, the Board evaluated a number of other strategic alternatives. In evaluating the risks and benefits of each strategic alternative, the Board determined that the Reverse Stock Split would be the simplest and most cost-effective means to achieve the purposes described above. These alternatives were:

●  Self-tender offer. The Board considered a self-tender offer by which we would offer to repurchase shares of our outstanding Common Stock. The results of an issuer tender offer would be unpredictable, however, due to its voluntary nature. The Board was uncertain whether this alternative would result in shares being tendered by a sufficient number of record shareholders so as to permit us to reduce the number of record shareholders below 300 which would allow us to terminate our public reporting requirements. The Board believed it unlikely that many holders of small numbers of shares would make the effort to tender their shares, especially in light of the fact that a larger percentage of our smaller shareholders have had no contact with us or our transfer agent in a number of years. In addition, the Board considered that the estimated transaction costs of completing a tender offer would be similar to or greater than the costs of the Reverse Stock Split transaction, and these costs could be significant in relation to the value of the shares purchased since there could be no certainty that shareholders would tender a significant number of shares.

●  Purchase of shares in the open market. The Board also considered purchasing our shares in the open market in order to reduce the number of our record shareholders to fewer than 300. However, given the low daily trading volume of our Common Stock, there was no assurance that purchasing shares in isolated transactions would reduce the number of shareholders sufficiently to permit us to terminate our public reporting requirements under the Exchange Act and deregister in a reasonable period of time, without substantially increasing the price of the shares to the Company, given the low daily trading volume.

●  Maintaining the status quo. The Board also considered taking no action to reduce the number of our shareholders. However, due to the significant and increasing costs of being a public company, the Board believed that maintaining the status quo would be detrimental to all shareholders. We would continue to incur the expenses of being a public company without realizing the benefits of public company status.

Additionally, from time to time the Company's transfer agent is engaged by the Company to analyze the Company's shareholder base in order to determine if any shareholders meet the escheatment criteria of the applicable state of the United States.  If a record holder meets such criteria and such record holder's Common Stock is escheated to such state, our record holder count is reduced by one.  If enough record holders' shares escheat, it could have the result of lowering the number of record holders to fewer than 300, but there is no certainly of this result.

Background of the Reverse Stock Split

On September 13, 2008, the Board concluded that its previously issued financial statements for the fiscal year ended May 31, 2007 should not be relied upon because of errors in those financial statements and that the Company would restate those financial statements to make the necessary accounting adjustments.  In connection with the Company’s Quarterly Report on Form 10-Q for the period ended February 28, 2009, the Company’s Chief Executive Officer and Chief Financial Officer concluded that the Company did not maintain effective internal control over financial reporting.  It was after these two events the Board first began examining the costs and benefits of the Company remaining a public company and the possibility of taking the Company private.  At such time, management emphasized its belief that remaining public was likely placing the Company at a competitive disadvantage with private companies who are not required to publicly report their financial condition and results from operations recognizing that the Company is the only public company whose sole product is recycled plastic pallets.  In addition, at such time, the Board discussed reducing operating and other costs and expenses and increasing revenues.   After such consideration, the Board directed management to focus on reducing operating and other costs and expenses and increasing revenues.

In the period subsequent to the filing of Company’s Quarterly Report on Form 10-Q for the period ended February 28, 2009 through the filing of the Company’s Annual Report on Form 10-K for the period ended May 31, 2012, the Company’s Chief Executive Officer and Chief Financial Officer continued to conclude that the Company did not maintain effective internal control over financial reporting.  In addition, during such period, the Company had to file extensions for 11 of its 13 periodic reports on Forms 10-Q and 10-K of which one report was a late filing.  It was at this time that management again began questioning whether it was in the Company’s best interest for it to remain a public company.  At such time, management requested outside legal counsel to investigate the process and costs of taking the Company private.  Management continued to consult with counsel periodically regarding such matters during the next 11 months.

At a meeting of the Board held on May 2, 2013, in which all members of the Board were in attendance, management discussed the advantages and disadvantages, as well as the legal and regulatory issues associated with taking the Company private.  The Board discussed and considered a self-tender offer, purchases of shares in the open market and the Reverse Stock Split.  Management again reemphasized its belief that remaining public was likely placing the Company at a competitive disadvantage with private companies who are not required to publicly report their financial condition and results from operations.   The Board reviewed management’s estimate of the costs and benefits of proceeding with a going-private transaction.  The Board also noted management’s assessment that a large percentage of the Company’s shares of Common Stock are held by a relatively small number of shareholders and that a significant number of our shareholders have few shares of Common Stock.  As a result, according to management, the administrative burden and costs to the Company of maintaining its public company status, including the cost of maintaining records with respect to numerous small accounts and the associated costs of preparing, printing and mailing information to shareholders was excessive given our resources and operations.  The Board briefly discussed retaining an independent financial advisor to assist in the evaluation of strategic alternatives available to the Company and determined that the cost to retain an independent financial advisor would likely cost about the same amount as it would to consummate  a going private transaction and would not provide a benefit commensurate with the anticipated cost.  In addition, given the current financial condition of the Company, management believed that retaining an independent financial advisor would not be a prudent use of the Company’s limited financial resources.  The Board also considered forming a special committee to consider the Company’s strategic alternatives and the terms of any going private transaction.  It was noted that establishing a special committee would have created another protection of the procedural fairness in connection with any going private transaction; however, following discussion, the Board determined that, in view of the small size of the Board, the limited number of independent directors and the cost of retaining separate independent counsel for such special committee, a special committee should not be formed.  In its discussion, the Board also discussed in detail the substantial costs of complying with the Sarbanes-Oxley Act, the rules and regulations promulgated by the Commission and the Exchange Act.  The Board’s view was that these costs outweighed any benefits the Company or our shareholders received from our status as a public company.

Following a discussion of the various alternatives to take the Company private, including a self-tender offer, purchase of shares in the open market and the Reverse Stock Split, the Board determined that going-private pursuant to the Reverse Stock Split would be the most desirable strategic alternative, given the relative certainty of the outcome and cost of completion, provided that it was effected at a price and on terms fair to all of our shareholders. The Board instructed management to make a recommendation regarding the terms of the Reverse Stock Split, including the specific ratio and the price to be paid for fractional shares.  Management was also directed to draft the necessary documents to comply with the reporting and disclosure requirements of the Exchange Act.

In determining the ratio, management reviewed the list of record owners provided by the transfer agent and ran several calculations to determine the minimum ratio necessary to achieve the Company’s primary objective of reducing the number of shareholders to below 300, while allowing for the anticipated conversion of beneficial owners holding shares of the Company’s Common Stock through nominees or brokers, to record ownership.  When running the calculations, management also attempted to determine the appropriate ratio with respect to the Company’s secondary objective of eliminating costs associated with smaller ownership positions while also allowing a reasonable number of unaffiliated shareholders to retain an ownership interest in the Company.   After conducting the analysis using ratios between 1-for-1,000 and 1-for-100,000, management determined a ratio of 1-for-10,000 was appropriate not only to achieve the Company’s primary objective, but also represented a reasonable balance with respect to the Company’s secondary objective.  In this regard, management concluded that any ratio lower than 1-for-10,000 would not accomplish the Company’s secondary objective of eliminating costs associated with smaller ownership positions, while any ratio above 1-for-10,000 would achieve the Company’s primary objective, but would result in the elimination of a greater number of unaffiliated shareholders than necessary to achieve the objective of taking the Company private and create an additional financial burden on the Company.

In accepting management’s recommendation regarding the ratio, the Board relied on the conclusion of management that, on the basis of 1-for-10,000, the Company would have approximately 65 holders of record, and 130 beneficial owners of record.  In the Board’s view, and consistent with management’s analysis, the proposed ratio balanced the Company’s desire to reduce the number of record shareholders to below 300, minimize the cost of the Reverse Stock Split and costs associated with maintaining records with respect to numerous small accounts as well as the impact on unaffiliated shareholders.   In the Board’s view, to increase the ratio to above 1-for-10,000 would result in a greater number of unaffiliated shareholders being cashed out and would increase the cost of the Reverse Stock Split to the Company.  The Board also believed reducing the ratio to below 1-for-10,000 would not accomplish the Company’s secondary objective eliminating costs associated with smaller ownership positions.

In considering the price to be paid to holders of fractional shares, management looked at the one-month, three-month, six-month and twelve-month average price of the Common Stock, which were $0.322, $0.455, $0.437 and $0.353, respectively, as traded on the OTCQB.  Management believed that the current price of the Company’s Common Stock, as reported on the OTCQB on June 13, 2013, of $0.39, represents a fair market value of the Common Stock, given the Company’s current financial condition.  Management then considered the fairness of cashing out fractional interests at the current price and determined that a premium was appropriate given the Company’s Common Stock had trading at higher prices in the past and the fact that holders of fractional interests would not have an opportunity to participate in any future increase in shareholder value.  The determination to provide a premium was made notwithstanding the fact that the Company had a negative book value.  No specific weight was given to any particular factor in determining the range of per share prices, and the recommendation regarding the range was intended to provide a substantial premium for fractional interests relative to the current price for each share of Common Stock.  Management did not consider projected future results as results from operation had remained fairly consistent recently, the current uncertainty regarding the Company’s ability to pay its debt when it matures in March of 2015, the dependence on one customer for a majority of its sales, and the inability of the Company to pay accrued dividends to holders of its Senior Preferred Stock, and the inability of the Company to pay accrued interest due to an officer and one of the directors.  After such consideration, Management recommended to the Board that the fractional shares be cashed at a range of $0.40 to $0.55 per share.

In supporting management’s recommendation regarding the range of possible prices to be paid for each fractional share, the Board considered the fact that the price range recommended by management in each case represented a premium to the price at which shares of the Company’s Common Stock were trading on June 13, 2013.  As a result of its desire to provide holders of small numbers of shares a substantial premium over recent market prices, the Board determined to pay the Company’s shareholders $0.50 per fractional share of Common Stock.  The Board did not consider any price within the range recommended by management below $0.50 per share, as it was believed that the price of $0.50 per share was fair to the Company’s shareholders, given the factors referred to herein, specifically the negative book value associated with each share of Common Stock, the Company’s current financial condition and the then current market price of the Company’s shares of Common Stock, as reported on the OTCQB.

On the basis of management’s recommendations, the Board’s independent analysis, its extended deliberations since 2009 and the factors described elsewhere in this Proxy Statement in the sections entitled "Special Factors - Reasons for and Purpose of the Reverse Stock Split," "Special Factors - Strategic Alternatives Considered" and "Special Factors - Fairness of the Reverse Stock Split to Shareholders," by unanimous written consent dated June 13, 2013, the Board resolved that a 1-for-10,000 Reverse Stock Split, with a purchase price per pre-split share equal to $0.50, be paid to holders of fewer than 10,000 pre-split shares.  The Board further resolved that the Reverse Stock Split was fair to all unaffiliated shareholders, including those whose shares would be cashed out pursuant to the Reverse Stock Split and those who would retain an equity interest in the Company subsequent to the consummation of the Reverse Stock Split.  Lastly, the Board approved the amendment to the Certificate of Incorporation and authorized management to file the necessary documentation with the Commission.

The Board of Directors recommends that shareholders vote “FOR” approval of the Certificate of Amendment to effect the Reverse Stock Split.

Effects of the Reverse Stock Split

If effected, based on information available to us, the Reverse Stock Split will reduce the number of record shareholders of our Common Stock from approximately 348 to approximately 65. This reduction in the number of our shareholders will enable us to terminate the registration of our Common Stock under the Exchange Act, which will substantially reduce the information required to be furnished by us to our shareholders and to the Commission. Additionally, certain provisions of the Exchange Act will no longer apply, such as the short-swing profit recovery provisions of Section 16(b).

For a total expenditure by the Company of up to approximately $42,572 in transaction costs (including legal, financial, accounting, printing, mailing and other fees and costs) and approximately $233,000 in purchase costs for fractional shares, we estimate that we will realize an estimated $200,000 in cost savings on an annual basis by terminating our public company status. We intend to apply for termination of registration of our Common Stock under the Exchange Act as soon as practicable following completion of the Reverse Stock Split.

The effect of the Reverse Stock Split on each shareholder will depend on the number of shares that such shareholder owns. Registered shareholders and shareholders holding shares of Common Stock in street name through a nominee (i.e., a broker or a bank) holding fewer than 10,000 shares of Common Stock will have their shares converted into the right to receive a cash amount equal to $0.50 per pre-split share.

Potential Disadvantages of the Reverse Stock Split to Shareholders; Accretion in Ownership and Control of Certain Shareholders

Shareholders owning fewer than 10,000 shares of Common Stock immediately prior to the effective time of the Reverse Stock Split will, after giving effect to the Reverse Stock Split, no longer have any equity interest in the Company and therefore will not participate in our future potential earnings or growth. It is expected that 1,153 holders will be fully cashed out in the Reverse Stock Split. It will not be possible for cashed out shareholders to re-acquire an equity interest in the Company unless they purchase an interest from the remaining shareholders.

The Reverse Stock Split will require shareholders who own fewer than 10,000 shares of Common Stock involuntarily to surrender their shares for cash. These shareholders will not have the ability to continue to hold their shares. The ownership interest of these shareholders will be terminated as a result of the Reverse Stock Split, but the Board has concluded that the completion of the Reverse Stock Split overall will benefit these shareholders because of, among other reasons, the liquidity provided to them by the transaction at a price determined by the Board to be fair to these shareholders.

The percentage of beneficial ownership of each of the officers, certain of the directors, as well as major shareholders of the Company will remain virtually unchanged as a result of the Reverse Stock Split.  Based on an assumed cash-out of approximately 461,201 shares, the percentage ownership of each holder remaining after the Reverse Stock Split will increase by 1.8%. By way of example, if a holder held 10% of the outstanding Common Stock prior to the Reverse Stock Split, such holder would hold approximately 10.18% after the Reverse Stock Split. See also information under the caption "Security Ownership of Certain Beneficial Owners and Management" in this Proxy Statement.

Potential disadvantages to our shareholders who will remain as shareholders after the Reverse Stock Split include decreased access to information and decreased liquidity as a result of the termination of the registration of our Common Stock under the Exchange Act. As a result of the termination, we will no longer be subject to the periodic reporting requirements or the proxy rules of the Exchange Act.

Effect of the Reverse Stock Split on Option Holders

Regardless of whether an outstanding stock option provides a right to purchase less than, equal to or greater than 10,000 shares, the number of shares underlying each such outstanding stock option granted by the Company under its stock option plan will be automatically adjusted on the Effective Date.

Effect of the Reverse Stock Split on Holders of our Senior Preferred Stock

The total number of shares underlying our outstanding Series 2003 Convertible Preferred Stock will be automatically adjusted from 3,333,333.33 to 333.33 on the Effective Date.

Financial Effect of the Reverse Stock Split

Completion of the Reverse Stock Split will require approximately $275,572 of cash, which includes $42,572 for legal, financial, accounting, printing, mailing, and other fees and costs related to the transaction. As a result, we will have decreased working capital following the Reverse Stock Split. The payments to holders who receive cash in lieu of fractional shares will be paid out of our cash on hand.

Based upon analysis of the share ownership distribution among the Company's shareholders, the Board chose to limit the scope of the Reverse Stock Split to 1-to-10,000 in light of the Company's continuing working capital needs. See also the information under the caption "Financing of the Reverse Stock Split" in this Proxy Statement.

The consummation of the Reverse Stock Split will have virtually no impact on the interests of our directors and executive officers in the net book value and net earnings of the Company, as their stockholdings in the Company will only fractionally increase from approximately 40.8% of the outstanding shares of the Company's Common Stock prior to the consummation of the Reverse Stock Split.

Fairness of the Reverse Stock Split to Shareholders

The Board determined that the Reverse Stock Split, including the proposed cash payment of $0.50 per pre-split share to shareholders whose shares will be cashed out, is substantively fair to all of our unaffiliated shareholders, including those whose shares will be cashed out and those who will be continuing shareholders of the Company.

With respect to the shareholders whose shares would be cashed out, neither the Company nor the Board of Directors retained the services of an independent financial advisor with respect to the Reverse Stock Split and neither the Company's Board of Directors nor the continuing shareholders received a fairness opinion from a financial advisor in reaching its decision regarding the fairness of the Reverse Stock Split.

With respect to the fairness of the Reverse Stock Split to the shareholders whose stock would not be cashed out in the Reverse Stock Split, the Board also relied on the fact that shareholders whose stock would be cashed out would not participate in the future growth of the Company, therefore justifying the payment of $0.50 per share in the Reverse Stock Split, compared to the fair market value of each share of Common Stock.

The Board also considered certain factors related to the Company’s financial position in determining the fairness of the Reverse Stock Split to all of our unaffiliated shareholders.  The material factors considered by the Board consisted of the following:

Balance Sheet and Liquidation Value Analysis. The Board, in consultation with management, conducted a summary analysis of the Company’s balance sheet, including a review of the Company’s total indebtedness and asset values.  In this regard, the Board determined that an extensive analysis was not required to yield the result that the transaction was fair to shareholders.  The Board determined not to conduct an extensive analysis since the liquidation value of the Company’s assets valued a pre-split share of the Company's Common Stock at less than the value of a fractional share of Common Stock, and therefore understated the value per pre-split share of the Company's Common Stock.  In this regard, the Board noted that the total assets of the Company at February 28, 2013 were approximately $12,710,433, compared to total liabilities of approximately $18,156,604.  The Board therefore concluded that upon liquidation of the Company and after repayment of indebtedness, the value of shares of the Company's Common Stock would likely be zero.  As a result, the balance sheet and liquidation analysis was given considerable weight by the Board in determining that the value placed by the Board on each fractional share was fair to each of our unaffiliated shareholders, notwithstanding the fact that the Board had no intention of liquidating the Company.

The Board did not place particular emphasis on the future prospects of the Company in determining fairness, since (1) such prospects are speculative, and require the making of assumptions which are difficult in the current economic environment and (2) the Company’s revenues are substantially dependent on one customer.  In addition, given the balance sheet and liquidation analysis of the Company, it was believed that an analysis of future prospects would yield the same result, that the value placed by the Board on each fractional share was fair to each of our unaffiliated shareholders.

The Board determined that the primary additional factor supporting the fairness of the Reverse Stock Split to those unaffiliated shareholders who will be continuing shareholders of the Company is the cost reduction anticipated as a result of the transaction. Shareholders who continue to hold an equity interest in the Company will benefit from the future cost savings expected to be realized from the termination of our public company status, estimated to be not less than $175,000 annually.

The Board determined that certain additional factors supported the fairness of the Reverse Stock Split to those unaffiliated shareholders whose shares will be cashed out.  The material factors considered by the Board consisted of the following:

Immediate Cash Payment. Those shareholders who own less than 10,000 shares of our pre-split Common Stock will receive an immediate cash payment of $0.50 per pre-split share and will not pay the commissions that such shareholders would have to pay if they attempted to sell their shares in the open market.

Current and Historical Market Prices for our Common Stock. The proposed transaction price of $0.50 per pre-split share of Common Stock compares favorably to the one-month, three-month, six-month and twelve-month average price of the Common Stock, as well as to the bid price of our Common Stock prior to the public announcement of the Reverse Stock Split on June 13, 2013.  Our Common Stock bid price is the highest price that a buyer will pay at any given time to purchase a specified number of shares of our stock. As discussed above, in addition to receiving a substantial premium to the trading price of our Common Stock on any shares cashed out as a result of the Reverse Stock Split, such shareholders will achieve liquidity without incurring brokerage costs.

Undiscounted Price. The proposed transaction price of $0.50 per pre-split share does not include any discount for the lack of liquidity of our Common Stock or for the minority status of the shares of our Common Stock owned by unaffiliated shareholders.

The current and historical market prices of our Common Stock, and the undiscounted price of our Common Stock, received considerable weight by the Board in determining that the value placed by the Board on each fractional share was fair to each of our unaffiliated shareholders.

The Board determined that certain additional factors supported the fairness of the Reverse Stock Split to all of our unaffiliated shareholders.  Those additional factors, considered by the Board to be material, consisted of the following:

Purchases to Continue Stock Ownership. Shareholders may, depending on the availability of shares for purchase and the number of shares they currently hold, elect to remain shareholders of the Company by acquiring sufficient additional shares so that they will hold at least 10,000 shares of Common Stock in their account immediately prior to the Reverse Stock Split, which allows them to control the decision to remain shareholders after the Reverse Stock Split is effected or to receive cash consideration offered in connection with the Reverse Stock Split.

Sales or Transfers to Discontinue Stock Ownership. Shareholders who would otherwise retain an equity interest in the Company after the completion of the Reverse Stock Split may, depending on the demand for their shares, have some control as to whether they will retain an interest in the Company by selling or transferring shares of Common Stock prior to the effectiveness of the Reverse Stock Split to bring their equity interest to below 10,000 shares, and, therefore, be in a position to be cashed out pursuant to the Reverse Stock Split.

No Firm Offers to Acquire Control of the Company. We have not received, during the past two years any firm offers for the merger or consolidation of the Company with or into another company, or vice versa, or the sale or transfer of all or substantially all of our assets to another company, or a purchase of our securities by another person that would involve a change in control of the Company.

Shareholder Rights. The Reverse Stock Split will not materially change the rights, preferences or limitations of those shareholders who will retain an interest in the Company subsequent to the consummation of the Reverse Stock Split.

Absence of a Fairness Opinion

Neither the Company nor the shareholders solicited or retained the services of an independent financial advisor with respect to the Reverse Stock Split and neither the Company's Board nor the shareholders received a fairness opinion from a financial advisor in reaching its decision to consummate the Reverse Stock Split.  The Board chose not to retain the services of an independent advisor because it believes the cost of such services would be excessive relative to the size and cost of the Reverse Stock Split.  In this regard, the total expected payment to be made for fractional shares cashed out in connection with the Reverse Stock Split is $233,000, and the cost of a fairness opinion was anticipated to cost between $100,000 and $200,000.   In light of the relative small size of this payment, the Board did not seek a fairness opinion. In addition, the total anticipated cost of the Reverse Stock Split is approximately $275,572 (including the fractional share payment amount of $233,000).  Other than rely on the experience of the Company’s Board members, the Board did not take any other steps to investigate the cost of obtaining a fairness opinion of the Reverse Stock Split.

Procedural Fairness to All Shareholders

The Board determined that the Reverse Stock Split is procedurally fair to all unaffiliated shareholders, including both shareholders who will receive cash payments in connection with the Reverse Stock Split and will not be continuing shareholders of the Company, as well as shareholders who will retain an equity interest in the Company, because the Reverse Stock Split is being effected in accordance with all requirements under Oklahoma law, and because before the Reverse Stock Split becomes effective, all shareholders will have a chance to buy or sell enough shares so that shareholders who would otherwise be cashed out will not be, and shareholders who want to be cashed out, can be.

The Board did not create a special committee of the Board to approve the Reverse Stock Split, nor did it hire independent counsel.   In light of its determination that the interests of unaffiliated shareholders were protected by the ability of unaffiliated shareholders to decide whether or not to remain shareholders following the Reverse Stock Split by buying or selling shares of Common Stock in the stock market and the Company’s compliance with all requirements of Oklahoma law, the Board did not create a special committee or retain independent counsel.

The Board did not grant shareholders access to our corporate files, except as provided under the Oklahoma General Corporation Act, nor did it extend the right to retain counsel or appraisal services at our expense.  The Board determined that this Proxy Statement, together with our other filings with the Commission, provide adequate information for all of our shareholders. The Board also considered the fact that under the Oklahoma General Corporation Act and subject to specified conditions set forth under Oklahoma law, shareholders have the right to review our relevant books and records of account. In deciding not to adopt these additional procedures, the Board also took into account factors such as our size and financial capacity and the costs of such procedures.

Because of the wide variety of factors the Board considered in rendering the substantive and procedural fairness of the Reverse Stock Split, taken as a whole, the Board did not find it practicable to assign relative weights to factors it considered in deciding that the transaction is fair and in the best interests of unaffiliated shareholders.  If any factor assisted the Board in its determination on the fairness of the transaction, the Board did not assign a relative weight to that factor and did not make a determination as to why a particular factor should be assigned any weight.

Termination of Exchange Act Registration

Our Common Stock is currently registered under the Exchange Act and trades on in the OTCQB. We are permitted to terminate such registration if there are fewer than 300 record holders of outstanding shares of our Common Stock. As of June 13, 2013, we had approximately 348 record holders of our Common Stock. Upon the effectiveness of the Reverse Stock Split, we expect to have approximately 65 record holders of our Common Stock. We intend to terminate the registration of our Common Stock under the Exchange Act as promptly as possible after the Effective Date. Following deregistration, our Common Stock will no longer be eligible for trading in the OTCQB

Termination of registration under the Exchange Act will substantially reduce the information which we will be required to furnish to our shareholders. After we become a privately-held company, our shareholders will have access to our corporate books and records to the extent provided by the Oklahoma General Corporation Act, and to any additional disclosures required by our directors' and officers' fiduciary duties to us and our shareholders.

Termination of registration under the Exchange Act also will make many of the provisions of the Exchange Act no longer applicable to us, including the short-swing profit provisions of Section 16, the proxy solicitation rules under Section 14 and the stock ownership reporting rules under Section 13. In addition, affiliate shareholders may be deprived of the ability to dispose of their Common Stock under Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Furthermore, there will no longer be a public market for our Common Stock, and market makers will not be able to make a market in our Common Stock.

We estimate that termination of registration of our Common Stock under the Exchange Act will save us an estimated $200,000 per year in legal, accounting, printing and other expenses, and will also enable our management to devote more time to our operations. See also information under the caption "Special Factors - Reasons for and Purposes of the Reverse Stock Split" in this Proxy Statement.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the Reverse Stock Split to holders of Common Stock and to the Company. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), regulations, rulings and judicial decisions currently in effect, all of which are subject to change. The summary does not address all aspects of federal income taxation that may apply to a shareholder because of his particular circumstances, and it does not discuss any special rules that may be applicable to some types of investors (for example, estates, trusts, individuals who are not citizens or residents of the United States, foreign corporations, insurance companies, regulated investment companies, tax-exempt organizations and dealers in securities). The discussion assumes throughout that shareholders have held the shares of the Company’s Common Stock subject to the Reverse Stock Split as capital assets at all relevant times. The summary does not cover the applicability and effect of any state, local or foreign tax laws on the Reverse Stock Split, and investors should accordingly consult their own tax advisors for information about the state, local and foreign tax consequences of the transaction.

THE FOLLOWING DISCUSSION SUMMARIZING THE MATERIAL FEDERAL TAX CONSEQUENCES IS BASED ON CURRENT LAW. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX EFFECTS OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES.

Shareholders who receive cash in lieu of fractional shares of Common Stock, and who do not receive any whole shares as a result of the Reverse Stock Split (because they have fewer than 10,000 pre-split shares), will be treated as receiving cash as payment in exchange for their fractional shares of new Common Stock, and they will recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the adjusted basis of the fractional shares surrendered for cash.

Shareholders who receive only Common Stock in exchange for their existing shares as a result of the Reverse Stock Split, and do not receive payment for any fractional shares, will not recognize gain or loss. Their adjusted tax basis of their new Common Stock will be the same as their adjusted tax basis in their existing Common Stock. The holding period of new Common Stock received as a result of the Reverse Stock Split will be the same as the holding period for the shareholder's existing Common Stock.

Where a shareholder receives both Common Stock and a cash payment in lieu of fractional shares, the new Common Stock in the hands of a shareholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of old Common Stock held by that shareholder immediately prior to the Reverse Stock Split reduced by the amount of proceeds he receives in lieu of his fractional shares and increased by any gain recognized on those fractional shares.

The Reverse Stock Split will be a tax-free recapitalization to the Company under the Internal Revenue Code. The Company will not recognize any gain or loss as a result of the Reverse Stock Split. There will not be any other material tax consequences to the Company from the transaction.

FINANCING OF THE REVERSE STOCK SPLIT

Completion of the Reverse Stock Split will require approximately $275,572 which includes, in addition to the cost to cash out fractional shares of Common Stock, advisory, legal, financial, accounting, printing, mailing and other fees and costs related to the transaction. The costs of the transaction and related fees and expenses will be paid from cash on hand. You should read the discussion under the caption "Costs of the Reverse Stock Split" below for a description of the fees and expenses we expect to incur in connection with the transaction.

COSTS OF THE REVERSE STOCK SPLIT

The following is an estimate of the costs incurred or expected to be incurred by us in connection with the Reverse Stock Split. Final costs of the transaction may be more or less than the estimates shown below. We will be responsible for paying these costs. Please note that the following estimate of costs does not include the cost of cashing out fractional shares of Common Stock pursuant to the Reverse Stock Split.

Legal Fees	$30,000.00
Transfer and Exchange Agent Fees	$2,525.00
Filing Fees	$47.00
Printing and Mailing Costs	$9,000.00
Miscellaneous	$1,000.00
Total	$42,572.00

CONDUCT OF THE COMPANY'S BUSINESS AFTER THE REVERSE STOCK SPLIT

We expect our business and operations to continue as they are currently being conducted and, except as disclosed in this Proxy Statement, the Reverse Stock Split is not anticipated to have any effect upon the conduct of our business. We expect to realize time and cost savings as a result of terminating our public company status. When the Reverse Stock Split is consummated, all persons owning fewer than 10,000 shares of Common Stock at the effective time of the Reverse Stock Split will no longer have any equity interest in, and will not be shareholders of, the Company, and therefore will not participate in our future potential earnings and growth.

When the Reverse Stock Split is effected, we believe that, based on our shareholder records, approximately 65 record holders will remain as record holders of Common Stock, beneficially owning 100% of the outstanding Common Stock. Shareholders who currently beneficially own approximately 98.2% of the outstanding Common Stock will beneficially own 100% of the outstanding Common Stock after the Reverse Stock Split. See also information under the caption "Security Ownership of Certain Beneficial Owners and Management" in this Proxy Statement. When the Reverse Stock Split is effected, our directors and executive officers will beneficially own approximately 41.5% of the outstanding Common Stock.

We plan, following the consummation of the Reverse Stock Split, to become a privately-held company. The registration of our Common Stock under the Exchange Act will be terminated and our Common Stock will no longer be eligible for trading in the OTCQB. In addition, because our Common Stock will no longer be publicly held, we will be relieved of the obligation to comply with the proxy rules of Regulation 14A under Section 14 of the Exchange Act and our officers and directors and shareholders owning more than 10% of our Common Stock will be relieved of the stock ownership reporting requirements and "short swing" trading restrictions under Section 16 of the Exchange Act. Further, we will no longer be subject to the periodic reporting requirements of the Exchange Act and will cease filing information with the Commission. Among other things, the effect of this change will be to enable us to realize time and cost savings from not having to comply with the requirements of the Exchange Act.

Other than as described in this Proxy Statement, neither we nor our management has any current plans or proposals to (i) effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation; (ii) to sell or transfer any material amount of our assets; (iii) to change our Board or management; (iv) to change materially our indebtedness or capitalization; or (v) otherwise to effect any material change in our corporate structure or business.

RECOMMENDATION OF THE BOARD; FAIRNESS OF THE REVERSE STOCK SPLIT

The Board believes that the Reverse Stock Split is fair to our shareholders, including those whose interests are being cashed out pursuant to the Reverse Stock Split and those who will retain an equity interest in the Company subsequent to the consummation of the Reverse Stock Split. The discussion set forth in this Proxy Statement under the captions "Special Factors - Reasons for and Purposes of the Reverse Stock Split," "Special Factors - Strategic Alternatives Considered," "Special Factors - Background of the Reverse Stock Split" and "Special Factors - Effects of the Reverse Stock Split" summarizes the material factors, both positive and negative, considered by the Board in reaching their fairness determination.  For the reasons described above under the caption "Special Factors - Fairness of the Reverse Stock Split to Shareholders," the Board also believes that the process by which the transaction has been approved is fair to all unaffiliated shareholders, including those whose interests are being cashed out pursuant to the Reverse Stock Split and those who will retain an equity interest in the Company subsequent to the consummation of the Reverse Stock Split.

In consideration of the factors discussed under the captions "Special Factors - Reasons for and Purposes of the Reverse Stock Split," "Special Factors - Strategic Alternatives Considered," "Special Factors - Background of the Reverse Stock Split," "Special Factors - Effects of the Reverse Stock Split" and "Recommendation of the Board; Fairness of the Reverse Stock Split" in this Proxy Statement, the Board approved the Reverse Stock Split by a unanimous vote of the Board, and unanimously recommends that shareholders vote “FOR” the Certificate of Amendment to effect the Reverse Stock Split.

Each member of our Board of Directors and each of our executive officers have expressed their intention to vote FOR the Certificate of Amendment to effect the Reverse Stock Split. Upon consummation of the Reverse Stock Split, each of the members of our Board of Directors and each of our executive officers would continue to be shareholders in the Company.

FINANCIAL STATEMENTS

We “incorporate by reference” in this Proxy Statement certain documents that the Company has filed with the Commission. This means that we can disclose important information to you by referring you to another document filed separately with the Commission. The information incorporated by reference is considered to be a part of this Proxy Statement, except for any information that is superseded by information that is included directly in this document or in a more recent incorporated document. Any statement contained in a document incorporated by reference in this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document that also is incorporated in this Proxy Statement modifies or replaces such statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.  We incorporate by reference the documents listed below:

•	Annual Report on Form 10-K for the fiscal year ended May 31, 2012; and

•	Quarterly Report on Form 10-Q for the period ended February 28, 2013.

These incorporated documents are available without charge to shareholders upon written or oral request to the Company. Please see the caption “Available Information” below for information on requesting these documents.

SUMMARY FINANCIAL INFORMATION

The following table sets forth our summary financial data. The summary financial data in the table is derived from our financial statements. You should read the data in conjunction with the financial statements, related notes and other financial information incorporated by reference herein.

	Nine Months Ended
	February 28,	February 29,
Statement of Operations Data:	2013	2012
Revenues	$16,705,437	$16,872,981
Gross profit	$3,238,376	$3,051,474
Operating income	$1,664,381	$1,597,328
Net income	$1,277,759	$914,939
Net income available to common shareholders	$882,998	$657,996
Net income available to common shareholders per common share - Basic and diluted	$0.03	$0.03

	Three Months Ended
	February 28,	February 29,
Statement of Operations Data:	2013	2012
Revenues	$4,517,453	$4,875,856
Gross profit	$830,195	$915,250
Operating income	$357,283	$360,449
Net income	$174,215	$163,798
Net income available to common shareholders	$48,390	$34,062
Net income available to common shareholders per common share - Basic and diluted	$0.00	$0.00

	Year Ended May 31,
Statement of Operations Data:	2012	2011
Revenues	$24,151,590	$20,501,824
Gross profit	$4,929,851	$2,143,988
Operating income	$2,937,172	$223,339
Net income	$2,345,460	$(847,204)
Net income (loss) available to common shareholders	$2,103,268	$(770,095)
Net income (loss) available to common shareholders per common share - Basic and diluted	$0.08	$(0.03)

	February 28,	May 31,	May 31,
Balance Sheet Data:	2013	2012	2011
Cash and cash equivalents	$381,822	$194,400	$169,420
Total Assets	$12,710,433	$12,381,653	$11,020,057
Working capital deficit	$(3,662,498)	$(4,165,900)	$(5,141,078)
Total Greystone shareholders' deficit	$(6,571,168)	$(7,494,234)	$(14,206,077)
Book value per share	$(0.25)	$(0.29)	$(0.54)

PRICE RANGE OF COMMON STOCK AND DIVIDENDS

Our Common Stock trades in the OTCQB under the symbol "GLGI." The following is a schedule of the reported high and low closing bid quotations per share for our Common Stock during the period from June 1, 2011  through May 31, 2013, all of which quotations represent prices between dealers, do not include retail mark-up, mark-down or commission and may not necessarily represent actual transactions:

Bid Quotations (rounded to nearest cent):

	High	Low
Quarter ending May 31, 2013	$0.66	$0.28
Quarter ending February 28, 2013	$0.54	$0.22
Quarter ending November 30, 2012	$0.37	$0.20
Quarter ending August 31, 2012	$0.36	$0.08
Quarter ending May 31, 2012	$0.10	$0.07
Quarter ending February 29, 2012	$0.09	$0.06
Quarter ending November 30, 2011	$0.11	$0.08
Quarter ending August 31, 2011	$0.10	$0.06

The source of the foregoing quotations was the Financial Industry Regulatory Composite Feed or other qualified inter dealer quotation medium as provided by OTC Market Group Inc.

We have not paid any cash dividends in the last two years. Any future declaration and payment of cash dividends will be subject to the discretion of the Board, and will depend upon our results of operations, financial condition, cash requirements, future prospects, changes in tax legislation, debt covenant restrictions and other factors deemed relevant by our Board.

On June 13, 2013, our Common Stock's closing price per share was $0.39. On July 9, 2013, the last practicable trading day prior to the date this Proxy Statement was mailed to shareholders, our Common Stock's closing price was $      .

DESCRIPTION OF THE REVERSE STOCK SPLIT

Amendment of Certificate of Incorporation to Effect the Reverse Stock Split

The Board determined that it is advisable to amend our Certificate of Incorporation to effect a 1-for-10,000 Reverse Stock Split of Common Stock, and to provide for the cash payment of $0.50 per pre-split share in lieu of fractional shares of Common Stock that would otherwise be issued following the Reverse Stock Split, and therefore recommends that shareholders vote “FOR” the proposed Certificate of Amendment.

Regulatory Approvals

Aside from shareholder approval of the Certificate of Amendment, the amendment is not subject to any regulatory approvals.

Vote Required

Approval of the Certificate of Amendment to effect the Reverse Stock Split requires the affirmative vote of a majority of the votes entitled to be cast by the shares of our Common Stock outstanding on the record date plus the votes afforded to the holders of our Senior Preferred Stock.   If you do not submit a proxy by mail or vote your shares in person, it has the same effect as a vote “AGAINST” the proposal to approve the Certificate of Amendment to effect the Reverse Stock Split, If you sign your proxy card without indicating your vote, your shares will be voted “FOR” approval of the Certificate of Amendment.

As of the close of business on July 1, 2013, the record date, the directors and executive officers of the Company held and are entitled to vote, in the aggregate, 13,985,374.33 Voting Shares, representing approximately 47.5% of the outstanding Voting Shares.

Holders as of Effective Date; Net Effect After Reverse Stock Split

Shareholders holding fewer than 10,000 pre-split shares of Common Stock will be cashed out at a price of $0.50 per share, and the holdings of all other shareholders will be reduced on a 1-for-10,000 basis. Any shareholders whose shares are cashed out will have no continuing equity interest in the Company.

NOMINEES AND BROKERS ARE EXPECTED TO DELIVER TO THE EXCHANGE AGENT THE BENEFICIAL OWNERSHIP POSITIONS THEY HOLD. HOWEVER, IF YOU ARE A BENEFICIAL OWNER OF COMMON STOCK WHO IS NOT THE RECORD HOLDER OF THOSE SHARES AND WISH TO ENSURE THAT YOUR OWNERSHIP POSITION IS ACCURATELY DELIVERED TO THE COMPANY'S EXCHANGE AGENT, YOU SHOULD INSTRUCT YOUR BROKER OR NOMINEE TO TRANSFER YOUR SHARES INTO A RECORD ACCOUNT IN YOUR NAME. NOMINEES AND BROKERS MAY HAVE REQUIRED PROCEDURES THEREFORE, SUCH HOLDERS SHOULD CONTACT THEIR NOMINEES AND BROKERS TO DETERMINE HOW TO EFFECT THE TRANSFER IN A TIMELY MANNER PRIOR TO THE EFFECTIVE DATE OF THE REVERSE STOCK SPLIT.

The proposed Certificate of Amendment is attached as Annex A to this Proxy Statement. The Reverse Stock Split will become effective upon the filing of the proposed Certificate of Amendment with the Office of the Secretary of State of the State of Oklahoma.

Exchange of Certificates for Cash Payment or Shares

We will file the Certificate of Amendment with the Office of the Secretary of State of the State of Oklahoma and effect the amendment set forth in Annex A to this Proxy Statement. The Reverse Stock Split will become effective at the times set forth in the Certificate of Amendment.  Promptly following the Effective Date, you will be notified by our Exchange Agent, who will provide instructions to carry out the exchange of certificates for cash.

As soon as practicable after the Effective Date, record holders holding fewer than 10,000 shares will be notified and asked to surrender their certificates representing shares of Common Stock to the Exchange Agent. Record holders owning fewer than 10,000 shares of Common Stock on the Effective Date will receive in exchange a cash payment in the amount of $0.50 per pre-split share.

If the Reverse Stock Split is effected, any shareholder owning fewer than 10,000 shares of the currently outstanding Common Stock will cease to have any rights with respect to our Common Stock, except to be paid in cash, as described in this Proxy Statement. No interest will be paid or accrued on the cash payable to holders of fewer than 10,000 shares after the Reverse Stock Split is effected.

No service charges will be payable by shareholders in connection with the exchange of certificates for cash, all expenses of which will be borne by the Company.

Nominees (such as a bank or broker) may have required procedures, and a shareholder holding Common Stock in street name should contact his, her or its nominee to determine how the Reverse Stock Split will affect them. The Exchange Agent appointed by us to carry out the exchange has informed us that nominees are expected to provide beneficial ownership positions to them so that beneficial owners may be treated appropriately in effecting the Reverse Stock Split. However, if you are a beneficial owner of fewer than 10,000 shares of Common Stock, you should instruct your nominee to transfer your shares into a record account in your name in a timely manner to ensure that you will be considered a holder of record prior to the Effective Date, which is anticipated to be promptly following the approval by shareholders of the Certificate of Amendment. A shareholder holding fewer than 10,000 shares of Common Stock in street name who does not transfer shares into a record account in a timely manner may not have his or her shares cashed out in connection with the Reverse Stock Split. For instance, such shareholder's shares may not be cashed out if such shareholder's nominee is a record holder of an aggregate of 10,000 or more shares of Common Stock, holds shares for multiple shareholders in street name and does not provide such beneficial ownership positions in a timely manner to the Exchange Agent.

In the event that any certificate representing shares of Common Stock is not presented for cash upon request by us, the cash payment will be administered in accordance with the relevant state abandoned property laws.  Until the cash payments have been delivered to the appropriate public official pursuant to the abandoned property laws, such payments will be paid to the holder thereof or his or her designee, without interest, at such time as the shares of Common Stock have been properly presented for exchange.

Appraisal Rights

No appraisal rights are available under either the Oklahoma General Corporation Act or our Certificate of Incorporation to any shareholder.  There may exist other rights or actions under state law for shareholders who are aggrieved by reverse stock splits generally. Although the nature and extent of such rights or actions are uncertain and may vary depending upon facts or circumstances, shareholder challenges to corporate action in general are related to the fiduciary responsibilities of corporate officers and directors and to the fairness of corporate transactions. For example, shareholders could, if they deemed such to be applicable, take appropriate legal action against the Company and its board of directors, and claim that the transaction was unfair to the unaffiliated shareholders, and/or that there was no justifiable or reasonable business purpose for the Reverse Stock Split. Shareholders holding fewer than 10,000 pre-split shares who want to remain shareholders of the Company may purchase a sufficient number of additional shares on the open market in order to hold at least 10,000 pre-split shares prior to the effective date of the Reverse Stock Split. Those shareholders who do not desire to remain shareholders of the Company may sell a sufficient number of shares such that they hold fewer than 10,000 pre-split shares in order to be cashed out in the Reverse Stock Split. The Company is not aware of any other right or relief that may be available to shareholders in law or in equity.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock as of June 1, 2013 for:

* each person who is known to own beneficially more than 5% of our outstanding Common Stock;

* each of our executive officers and directors; and

* all executive officers and directors as a group.

The percentage of beneficial ownership for the following table is based on 26,111,201 shares of Common Stock outstanding as of June 13, 2013 and 50,000 shares of Senior Preferred Stock outstanding as of June 13, 2013.

Unless otherwise indicated below, to the Company's knowledge, all persons and entities listed below have sole voting and investment power over their shares of Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Class(2)	Shares of Senior Preferred Stock Beneficially Owned(3)	Percent of Class	Voting Shares Beneficially Owned(4)	Percent of Total Voting Power
Warren F. Kruger Chairman, President and CEO 1613 East 15th Street Tulsa, OK 74120	8,579,783(5)	30.62%	25,000	50.00%	8,297,783	28.18%
William W. Rahhal Chief Financial Officer 1613 East 15th Street Tulsa, OK 74120	120,383(6)	0.46%	-0-	-0-	57,883	0.20%
Robert B. Rosene, Jr. Director 1323 E. 71st Street, Suite 300 Tulsa, OK 74136	4,623,218(7)	16.56%	25,000	50.00%	4,485,718	15.23%
Larry J. LeBarre Director 7518 Middlewood Street Houston, TX 77063	1,193,991(8)	4.56%	-0-	-0-	1,143,991	3.89%
William Pritchard 1437 S. Boulder Tulsa, OK 74119	1,545,003(9)	5.87%	-0-	-0-	1,332,503	4.53%
All Directors & Officers as a Group (4 persons)	14,535,375(10)	48.46%	50,000	100.00%	13,985,375	47.50%
________________________

(1)
The number of shares beneficially owned by each holder is calculated in accordance with the rules of the Commission, which provide that each holder shall be deemed to be a beneficial owner of a security if that holder has the right to acquire beneficial ownership of the security within 60 days through options, warrants or the conversion of another security; provided, however, if such holder acquires any such rights in connection with or as a participant in any transaction with the effect of changing or influencing control of the issuer, then immediately upon such acquisition, the holder will be deemed to be the beneficial owner of the securities.  The number the shares of common stock beneficially owned by each holder includes common stock directly owned by such holder and the number of shares of common stock such holder has the right to acquire upon the conversion of the Senior Preferred Stock and/or upon the exercise of certain options or warrants.

(2)
The percentage ownership for each holder is calculated in accordance with the rules of the Commission, which provide that any shares a holder is deemed to beneficially own by virtue of having a right to acquire shares upon the conversion of warrants, options or other rights, or upon the conversion of preferred stock or other rights are considered outstanding solely for purposes of calculating such holder's percentage ownership.

(3)
Each share of Senior Preferred Stock is convertible into approximately 66.67 shares of Greystone's common stock. Therefore, Mr. Kruger’s 25,000 shares of Senior Preferred Stock are convertible into 1,666,667 shares of our common stock and Mr. Rosene Jr.’s 25,000 shares of Senior Preferred Stock are convertible into 1,666,667 shares of our common stock.

(4)
Total “Voting Shares” is defined as the number of shares of common stock outstanding, each share of which receives one vote, plus the 3,333.333.33 votes afforded to the holders of our Senior Preferred Stock, or 29,444,534.33 Voting Shares total. The number of Voting Shares reported by each reporting person above represents the number of shares of common stock beneficially owned by such reporting person plus the number of votes afforded to such reporting person as a holder of shares of Senior Preferred Stock, as applicable.

(5)
The total includes: (i) 6,605,316 shares of common stock beneficially owned directly by Mr. Kruger; (ii) 19,000 shares held of record by Yorktown; (iii) 300,000 shares of common stock that Mr. Kruger directly has the right to acquire in connection with options; (iv) 6,800 shares of common stock that Mr. Kruger holds as custodian for minor children; and (v) 1,666,667 shares that Mr. Kruger has the right to acquire upon conversion of the Senior Preferred Stock.

(6)
The total includes: (i) 57,883 shares of common stock that Mr. Rahhal which owns as a joint tenant and (ii) 62,500 shares of common stock that Mr. Rahhal has the right to acquire in connection with options.

(7)
The total includes: (i) 2,770,951 shares of common stock beneficially owned directly by Mr. Rosene; (ii) 48,100 shares of common stock held of record by RMP Operating Co., (iii) 137,500 shares of common stock that Mr. Rosene has the right to acquire with options; and (iv) 1,666,667 shares that Mr. Rosene has the right to acquire upon conversion of the Senior Preferred Stock.

(8)	The total includes 1,143,991 shares of common stock beneficially owned directly by Mr. LeBarre (ii) 50,000 shares of common stock that Mr. LeBarre has the right to acquire in connection with options.
(9)
The total includes: (i) 1,200,929 shares of common stock beneficially owned directly by Mr. Pritchard; (ii) 131,574 shares held of record by Maritch Services, Inc. and (iii) 212,500 shares of common stock that Mr. Pritchard has the right to acquire with options.

(10)
The director and officer group includes each reporting person in the above table other than Mr. Pritchard.  The total includes: (i) 10,652,041 outstanding shares; (ii) 550,000 shares issuable upon exercise of vested stock options; (iii) 1,666,667 shares that Mr. Kruger has the right to acquire upon conversion of the Senior Preferred Stock; and (iv) 1,666,667 shares that Mr. Rosene has the right to acquire upon conversion of the Senior Preferred.

OTHER MATTERS

Indemnification of Directors and Officers

The Company's Certificate of Incorporation provides that, pursuant to Oklahoma law, its directors will not be liable for monetary damages for breach of the directors' fiduciary duty to the Company and its shareholders. The provision in the Certificate of Incorporation does not eliminate the duty of care and, in appropriate circumstances, equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Oklahoma law. However, such remedies may not be effective in all cases. In addition, each director will continue to be subject to liability for breach of the director's duty of loyalty to the Company, as well as for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Oklahoma law. The provision also does not affect a director's responsibilities under any other law, such as the state or federal securities laws.

Under Section 1031 of the Oklahoma General Corporation Act, the Company has broad powers to indemnify its directors and officers against liabilities they may incur in such capacities.

The Company's Certificate of Incorporation provides that the Company shall indemnify its directors and officers to the fullest extent permitted by Oklahoma law. The Certificate of Incorporation thus requires the Company to indemnify such persons against expenses, including attorneys' fees, judgments, fines, settlements and other amounts incurred in connection with any proceeding, whether actual or threatened, to which any such person may be made a party by reason of the fact that such person is or was a director or an officer of the Company or any of its affiliated enterprises, provided such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. However, in the case of a derivative action, an officer or director will not be entitled to indemnification in respect of any claim, issue or matter as to which such person is adjudged to be liable to the Company, unless and only to the extent that the court in which the action was brought determines that such person is fairly and reasonably entitled to indemnity for expenses.

There is no pending litigation or proceeding involving a director or officer of the Company as to which indemnification is being sought nor is the Company aware of any threatened litigation that may result in claims for indemnification by any officer or director.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements. The words "believe," "expect," "anticipate," "estimate," "project" and similar expressions identify forward-looking statements, which speak only as of the date of this Proxy Statement. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those made in, contemplated by, or underlying the forward-looking statements. For these reasons, you should not place undue reliance on any forward-looking statements included in this Proxy Statement.

Incorporation of Certain Documents by Reference

The following documents that we filed with the Commission are incorporated by reference in this Proxy Statement, except for any discussion therein of the "safe harbor" protections for forward-looking statements provided under The Private Securities Litigation Reform Act of 1995: (i) the Annual Report on Form 10-K for the fiscal year ended May 31, 2012, as amended; and (ii) the Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2013.

All documents and reports that we filed with the Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement are not incorporated by reference into this Proxy Statement. New material information, if any, will be provided in an amended Proxy Statement.

Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein (or in any other subsequently filed documents which also is deemed to be incorporated by reference herein) modifies or supersedes the statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

Available Information

We are subject to the informational requirements of the Exchange Act and in accordance with the Exchange Act file reports, proxy statements and other information with the Commission. These reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates by writing to the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549. In addition, these reports, proxy statements and other information are available from the EDGAR filings obtained through the Commission's Internet Website (http://www.sec.gov).

Our financial statements incorporated herein by reference may be viewed over the Internet at the Commission’s website (http://www.sec.gov) or, if you request them in writing, we will send them to you. Please address any request to William W. Rahhal, the Company’s Chief Financial Officer, at the following address: Greystone Logistics, Inc., 1613 East 15th Street, Tulsa, Oklahoma 74120.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY 10, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

/s/ Warren F. Kruger

Chairman and Chief Executive Officer

Tulsa, Oklahoma
July 10, 2013

ANNEX A

AMENDMENT TO
CERTIFICATE OF INCORPORATION

TO: OKLAHOMA SECRETARY OF STATE
2300 N. Lincoln Blvd., Room 101, State Capitol Building
Oklahoma City, Oklahoma 73105-4897
(405)-521-3912

The undersigned Oklahoma corporation, for the purpose of amending its certificate of incorporation as provided by Section 1077 of the Oklahoma General Corporation Act, hereby certifies:

1.	The name of the corporation is Greystone Logistics, Inc.

2.	Set forth clearly any and all amendments to the certificate of incorporation which are desired to be made:

A new article "FOURTEENTH" shall be added to the Certificate of Incorporation as follows:

"FOURTEENTH. As of [time] on [date] (the "Effective Time"), a reverse stock split ("Reverse Stock Split") will occur, as a result of which each 10,000 shares of issued and outstanding Common Stock of the Corporation ("Old Common Stock") shall automatically, without further action on the part of the Corporation or any holder of such Common Stock, be reclassified and converted into one (1) share of the Corporation’s Common Stock ("New Common Stock"). The par value of the New Common Stock following the Reverse Stock Split shall remain $0.0001 per share. No fractional shares will be issued in connection with the Reverse Stock Split. Each shareholder of record who otherwise would be entitled to receive fractional shares, will be entitled to an amount in cash (without interest or deduction) equal to $0.50 per each pre-split Old Common Stock share. Each certificate that immediately prior to the Effective Time represented shares of Old Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by the Old Certificate shall have been combined pursuant to the Reverse Stock Split, subject to the elimination of fractional interests as described above."

3.
That at a meeting of the Board of Directors, a resolution was duly adopted setting forth the foregoing proposed amendment(s) to the Certificate of Incorporation of said corporation, declaring said amendment(s) to be advisable and calling a meeting of the shareholders of said corporation for consideration thereof.

4.
That thereafter, pursuant to said resolution of its Board of Directors, a meeting of the shareholders of said corporation was duly called and held, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment(s).

IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by its President or Vice President and attested to by its Secretary or Assistant Secretary, this __ day of __________, 2013.

Greystone Logistics, Inc.

By: _______________
       CEO and President
ATTEST:

B____________
Name:
Title: Secretary

PROXY FOR
GREYSTONE LOGISTICS, INC.
1613 East 15th Street
Tulsa, Oklahoma 74120

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Warren F. Kruger with full power of substitution, proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Special Meeting of Shareholders of Greystone Logistics, Inc., an Oklahoma corporation (the “Company”) to be held on Friday, August 2, 2013, at our headquarters located at 1613 East 15th Street, Tulsa, Oklahoma 74120, at 10:00 a.m., local time, and any and all adjournments or postponements thereof, with respect to the following matters described in the accompanying Proxy Statement and, in his discretion, on other matters which come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.

1.
To approve an amendment to the Company’s Certificate of Incorporation, which will authorize a one for ten thousand (1-10,000) reverse stock split of the Company’s Common Stock and a cash payment per share for resulting fractional shares equal to $0.50 (the “Reverse Stock Split”).

FOR	AGAINST	ABSTAIN

☐	☐	☐

In his discretion, the proxy is authorized to vote upon any such other matter as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please mark, sign, date and return the proxy card promptly in the postage paid pre-addressed  envelope enclosed.

Dated ________________________, 2013

_________________________________________________
Shareholder's Signature

_________________________________________________
Please print name

_________________________________________________
Shareholder's Signature (if jointly owned)

_________________________________________________
Please print name

Signature should agree with name printed herein. If shares are held in name of more than one person, then EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

ANNEX B

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-K

[X]	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended May 31, 2012

[ ]	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 For the transition period from _______________ to______________

Commission file number 000-26331

GREYSTONE LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	75-2954680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1613 East 15th Street, Tulsa, Oklahoma 74120

(Address of principal executive offices)     (Zip Code)

(918) 583-7441

(Registrant’s telephone number, including area code)

Securities registered under Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

None	None

Securities registered under Section 12(g) of the Act:

Common Stock, $0.0001 par value

(Title of class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.[   ] Yes    [X] No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.   [   ] Yes   [X ] No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.      [X] Yes  [   ] No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    [X] Yes   [   ] No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   [    ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer [   ]                                                              Accelerated filer [   ]
Non-accelerated filer [   ]                                                                Small reporting company  [X]

Indicate by check whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).      Yes [   ]   No [X]

As of November 30, 2011, the aggregate market value of the voting common stock held by non-affiliates of the registrant, computed by using the average of the high and low price on such date, was $1,166,120 ($0.08/share).

As of August 26, 2012, the issuer had outstanding a total of 26,111,201 shares of its $0.0001 par value common stock.

DOCUMENTS INCORPORATED BY REFERENCE

None.

GREYSTONE LOGISTICS, INC.
FORM 10-K

PART I.

Item 1.    Business.

Organization

Greystone Logistics, Inc. ("Greystone" or the "Company") was incorporated in Delaware on February 24, 1969, under the name Permaspray Manufacturing Corporation.  It changed its name to Browning Enterprises Inc. in April 1982, to Cabec Energy Corp. in June 1993, to PalWeb Corporation in April 1999 and became Greystone Logistics, Inc. in March 2005 as further described below.   In December 1997, Greystone acquired all of the issued and outstanding stock of Plastic Pallet Production, Inc., a Texas corporation ("PPP"), and since that time, Greystone has primarily been engaged in the business of manufacturing and selling plastic pallets.

Effective September 8, 2003, Greystone acquired substantially all of the assets of Greystone Plastics, Inc., an Iowa corporation, through the purchase of such assets by Greystone's newly formed, wholly-owned subsidiary, Greystone Manufacturing, L.L.C., an Oklahoma limited liability company ("GSM").  Greystone Plastics, Inc. was a manufacturer of plastic pallets used in the beverage industry.

Effective March 18, 2005, Greystone caused its newly formed, wholly owned subsidiary, Greystone Logistics, Inc., an Oklahoma corporation, to be merged with and into Greystone.  In connection with such merger and as of the effective time of the merger, Greystone amended its certificate of incorporation by changing its name to Greystone Logistics, Inc., pursuant to the terms of the certificate of ownership and merger filed by Greystone with the Secretary of State of Oklahoma.  Also in connection with such merger, Greystone amended its bylaws to change its name to Greystone Logistics, Inc.

Current Business

Products

Greystone's primary business is the manufacturing of plastic pallets utilizing recycled plastic and selling the pallets through one of its wholly owned subsidiaries, GSM.  Greystone sells its pallets through direct sales and a network of independent contractor distributors.  Greystone also sells its pallets and pallet leasing services to certain large customers direct through its President and other employees. As of May 31, 2012, Greystone had an aggregate production capacity of approximately 70,000 pallets per month.

GSM's product line as of May 31, 2012, consists of the following:

●	40” X 32” rackable pallet,

●	37” X 37” rackable pallet,

●	44” X 56” rackable pallet,

●	48” X 48” rackable pallet.

●	48” X 40” rackable pallet,

●	48” X 44” rackable pallet,

●	48” X 40” nestable pallet,

●	24”X 24” display pallet,

●	48”X 40” monoblock (one-piece) pallet,

●	48”X 45” stackable pallet,

●	Keg pallet, and

●	120cm X 100cm nestable pallet.

As of May 31, 2012, GSM was also marketing the following pallets:

●
Mid-duty(TM) Picture Frame – A picture frame, web-top pallet that utilizes a patented inter-locking design and is produced using a proprietary blend of recycled plastics.  It has a rackable capacity of 1,500 lbs., a dynamic load of 5,000 lbs., static load of 25,000 lbs., and weighs 50 lbs.

●	Mid-duty(TM) Stackable – A web-top pallet that is produced using a proprietary blend of recycled plastics, has a dynamic load of 5,000 lbs., static load of 7,000 lbs., and weighs 32 lbs.

●
Mid-duty(TM) 3-Runner – A web-top pallet that utilizes a patented inter-locking design on a three runner bottom and is produced using a proprietary blend of recycled plastics.  It has a rackable load of 1,200 lbs., dynamic load of 5,000 lbs., static load of 12,000 lbs and weighs 41 lbs.

●	Mid-duty(TM) Flat Deck – This pallet is the same as the Mid-duty(TM) picture frame, except it has a solid top and weighs 63 lbs.

The principal raw materials used in manufacturing Greystone's plastic pallets are in abundant supply, and some of these materials may be obtained from recycled plastic containers. At the present time, these materials are being purchased from local, national and international suppliers.

Other Business

In January 2010, Greystone started actively selling recycled plastic that has been reprocessed into pellet form. Under an agreement with Yorktown Management & Financial Services, L.L.C., an entity owned by Warren Kruger, Greystone’s President and CEO, Greystone provides the cost of processing raw material into pelletized recycled plastic and purchases the raw material from Yorktown at cost.  Greystone pays 40% of the gross profit, defined as revenue less cost of material and selling commissions, to Yorktown.  Greystone intends to grow the product sales of recycled plastic.

Pallet Industry

Pallets are devices used for moving and storing freight. A pallet is used as a base for assembling, storing, stacking, handling, and transporting goods as a unit load.  A pallet is so constructed to facilitate the placement of a lift truck’s forks between the levels of a platform so it may be moved easily.

Pallets are used worldwide for the transportation of goods and they are primarily made of wood. There are an estimated 1.9 to 2.0 billion pallets in circulation daily in the United States (an estimated 97% wood pallets and 3% plastic or other pallets).  In 2004, the William H. Sardo Jr. Pallet and Container Research Laboratory at Virginia Tech University, under the direction of Dr. Marshall S. “Mark” White, estimated total pallet annual production in the United States at 814 million broken down as follows:

●	500 million new wood pallets
●	300 million repaired and used wood pallets
●	8.3 million plastic pallets
●	5.5 million corrugated paperboard pallets
●	1.1 million metal pallets

According to the National Hardwood Lumber Association (NHLA), approximately 4.5 billion board feet of hardwood lumber is used annually for containers and pallets, which is almost 40% of all hardwood produced in the U.S.  According to the U.S. Environmental Protection Agency deforestation is a significant contributor to global carbon dioxide gas emissions.  Deforestation leads to CO2 emissions because the carbon sequestered in trees is emitted into the atmosphere and not counter-balanced by re-growth of new trees.

A wood container and pallet manufacturing industry report by Supplier Relations US estimated revenue for the year 2009 was approximately $6.7 billion with a gross profit of 21.11%.  The wood pallet and container industry is by no means concentrated, with roughly 2,500 – 3,000 pallet manufacturers and recyclers in operation. The estimated breakdown of wood pallet manufacturers is as follows:

●	44% manufacture new pallets only
●	47% manufacture new pallets and recovered use pallets (repair)
●	9% manufacture recovered use pallets only

Estimates of wood pallet manufacturing industry capacity utilization was at less than 60% in 2000 (Source: Sardo Laboratory).  According to the 2007 Economic Census, wood pallet and container manufacturers are rather small, totaling just 2,638 companies with a total of 58,467 employees.  Only 65 of these companies reported more than 100 employees and more than 2,000 of these companies reported less than 20 employees.  A typical company in this sector has only one establishment.  Capital investment in the industry was estimated in 2007 at $238,456 million.  Recent U.S. Census Bureau statistics also reports the value of shipments has increased almost 45% over the period from 2000 – 2008, or at an annual growth of 5%.

IBIS World forecasts modest industry growth over the next few years with little change in industry structure.  Greystone believes that a gradual shifting from wood pallets to plastic pallets will take place over time.  A June 2008 Freedonia Industrial report estimated the demand for wood pallets in 1997 was 1.112 billion and 1.105 billion in 2007.  At the same time, the demand for plastic pallets was 85 million in 1997 and 117 million in 2007.  Freedonia estimates that the demand for wood pallets will grow to 1.160 billion by 2012 and demand for plastic pallets to grow to 132 million.  Because of the lack of concentration among wood pallet manufacturers, there is a lesser risk of coordinated response (price, performance) against the penetration of plastic pallets. Wood is also a resource which faces environmental pressures (logging issues) as well as possible substantial overseas demand (China).

The largest industry users of pallets such as the food, chemical, pharmaceutical, beverage and dairy industries are populated with large public or private entities for which profitable financial performance is paramount.  The operating issues presented by wood pallets have been tolerated to date as there has been no viable alternative in sufficient size for replacement.

Types of Pallets

There are over 400 different pallet sizes used by companies in the United States.  Some of the most common sizes used in the U.S. according to the American National Standard/MH1 (2005) are listed below:

Pallet Type	Pallet Size	Share of Annual Production (%)
Grocery	48 X 40”	30.0
Chemical	42 X 42’	5.7
Military	40 X 48”	4.0
Beverage	36 X 36”	3.0
Dairy	40 X 40”	3.0

The most common size pallet is the 48 x 40” 4-way pallet or otherwise referred to as the GMA (Grocery Manufacturer Association) pallet, sometimes known in the industry as the “GMA Pallet,” “The GMA Pallet,” “GMA 48 x 40 Pallet,” or “GMA Block Pallet.” The GMA acts as a commodity in the pallet industry, as price is often determined by availability.  As wood pallets move through their life cycle from a new pallet to a used pallet, they are repaired and put back in service until they are land filled or used as wood compost.

Pallets are the primary interface between the packaged product and today’s highly automated material handling equipment. Currently, approximately 90% of the U.S. domestic product is shipped on pallets. Although pallets are not the most glamorous part of the warehouse, they are important because users have expectations based on specifications and wood pallets lack critical manufacturing details that determine performance. The end user becomes frustrated when these pallets do not perform to expectation. Shipments can be damaged or rejected entirely resulting in significant product and revenue losses.  This angst is aggravated when new multi-million dollar automated systems are in use.

During the past two decades both timber prices and landfill fees have increased and have compelled businesses to modify the way pallets are managed. Businesses can evaluate and improve their pallet management systems and reduce associated waste by utilizing plastic recycled pallets.

Greystone’s management believes that the trend will continue to switch from wood to plastic, with the only limiting factor being price. Greystone intends to conduct research on pallet design strength and coefficient of friction and the materials used to make the plastic pallets as required to meet market demands.

Employees

As of May 31, 2012, Greystone had 94 full-time employees and used a temporary personnel service to provide additional production personnel as needed.

Marketing and Customers

Greystone's primary focus is to provide quality plastic pallets to its existing customers while continuing its marketing efforts to broaden its customer base. Greystone's existing customers are primarily located in the United States and engaged in the beverage, pharmaceutical and other industries.  Greystone has generated and plans to continue to generate interest in its pallets by attending trade shows sponsored by industry segments that would benefit from Greystone's products.  Greystone hopes to gain wider product acceptance by marketing the concept that the widespread use of plastic pallets could greatly reduce the destruction of trees on a worldwide basis.

Greystone also sells its pallets and pallet leasing services to certain large customers direct through contract distributors and its President and other employees.

Greystone derives a substantial portion of its revenue from a national brewer.  This customer accounted for approximately 59% and 56% of sales in fiscal years 2012 and 2011, respectively.  The design of Greystone’s recycled plastic pallets are approved for use by the brewery and are the only plastic pallets in use for case goods at the current time  There is no assurance that Greystone will retain this customer’s business at the same level, or at all.  The loss of a material amount of business from this customer could have a material adverse effect on Greystone.

Competition

Greystone's primary competitors are a large number of small, privately held firms that sell wood pallets in very limited geographic locations.  Greystone believes that it can compete with manufacturers of wood pallets by emphasizing the cost savings realized over the longer life of its plastic pallets as well as the environmental benefits of its plastic pallets as compared to wood pallets.  Greystone also competes with three large and approximately ten small manufacturers of plastic pallets.  Some of Greystone's competitors may have substantially greater financial and other resources than Greystone and, therefore, may be able to commit greater resources than Greystone in such areas of product development, manufacturing and marketing.  However, Greystone believes that its proprietary designs coupled with the competitive pricing of its products gives Greystone a competitive advantage over other plastic pallet manufacturers.

Government Regulation

The business operations of Greystone are subject to existing and potential federal, state and local environmental laws and regulations pertaining to the handling and disposition of wastes (including solid and hazardous wastes) or otherwise relating to the protection of the environment.  In addition, both the plastics industry and Greystone are subject to existing and potential federal, state, local and foreign legislation designed to reduce solid wastes by requiring, among other things, plastics to be degradable in landfills, minimum levels of recycled content, various recycling requirements, disposal fees and limits on the use of plastic products.

Patents and Trademarks

Greystone seeks to protect its technical advances by pursuing national and international patent protection for its products and methods when appropriate.

Greystone has access to a patent-pending CJ2(TM) fire retardant formula licensed from Westgate Capital Company, L.L.C. ("WCC"), a company of which Greystone's President and CEO is a member, in connection with the potential production of fire retardant plastic pallets.  Pallets produced with CJ2(TM) fire retardant have met UL 2335 classification requirements with respect to fire retardancy.

Item 1A.   Risk Factors.

Not applicable.

Item 1B.   Unresolved Staff Comments.

None.

Item 2.      Properties.

Greystone leases approximately 3 acres of land in Bettendorf, Iowa and two buildings with a total of 120,000 square feet of manufacturing and warehouse space.  The property is leased from Greystone Real Estate, L.L.C. (“GRE”), an entity owned by Warren F. Kruger, Greystone’s President, CEO and a director and Robert B. Rosene, Jr., a director of Greystone.  The manufacturing and warehouse space is sufficiently equipped and designed to accommodate the manufacturing of plastic pallets and is currently used for grinding, processing and re-pelletizing recycled plastic.

Item 3.      Legal Proceedings.

None.

Item 4.      Mine Safety Disclosures.

Not applicable.

PART II.

Item 5.      Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities.

Market Information

Greystone's common stock is traded on the National Association of Securities Dealers Automatic Quotation (NASDAQ) over-the-counter bulletin board system (OTCBB), under the symbol "GLGI."   The following table sets forth the range of high and low prices at which Greystone's common stock traded during the time periods indicated, as reported by NASDAQ:

Quarter Ending	High	Low
Aug. 31, 2010	$0.16	$0.10
Nov. 30, 2010	0.15	0.07
Feb. 28, 2011	0.12	0.04
May 31, 2011	0.13	0.07
Aug. 31, 2011	0.11	0.06
Nov. 30, 2011	0.12	0.07
Feb. 28, 2012	0.10	0.04
May 31, 2012	0.11	0.08

Quotations reflect inter-dealer prices, without retail mark-up, markdown or commission and may not represent actual transactions.

Holders

As of approximately August 26, 2012, Greystone had approximately 213 common shareholders of record.

As of approximately August 26, 2012, there were approximately 1,330 beneficial owners (including those holding in street names) of Greystone’s common stock.

Dividends

Greystone paid no cash dividends to its common shareholders during the last two fiscal years and does not plan to pay any cash dividends in the near future.

Item 6.    Selected Financial Data.

Not applicable.

Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

Cautionary Statement Regarding Forward-Looking Information

This Annual Report on Form 10-K includes "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements concern Greystone's plans, expectations and objectives for future operations.  All statements, other than statements of historical facts, included in this Form 10-K that address activities, events or developments that Greystone expects, believes or anticipates will or may occur in the future are forward-looking statements.  The words "believe," "plan," "intend," "anticipate," "estimate," "project" and similar expressions are intended to identify forward-looking statements.  These forward-looking statements include, among others, such things as:

•           expansion and growth of Greystone's business and operations;
•           future financial performance;
•           future acquisitions and developments;
•           potential sales of products;
•           future financing activities; and
•           business strategy.

These forward-looking statements are based on assumptions that Greystone believes are reasonable based on current expectations and projections about future events and industry conditions and trends affecting Greystone's business.  However, whether actual results and developments will conform to Greystone's expectations and predictions is subject to a number of risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, including those factors discussed under the section of this Form 10-K entitled "Risk Factors."  In addition, Greystone's historical financial performance is not necessarily indicative of the results that may be expected in the future and Greystone believes that such comparisons cannot be relied upon as indicators of future performance.

Risk Factors

Greystone has attained operating profits and positive cash flow from operating activities but there is no assurance that it will be able to sustain profitability.

Greystone was incorporated on February 24, 1969.  From April 1993 to December 1997, Greystone was engaged in various businesses, including the business of exploration, production, and development of oil and gas properties in the continental United States and the operation of a related service business.  In December 1997, Greystone acquired all of the issued and outstanding stock of Plastic Pallet Production, Inc., and its principal business changed to selling plastic pallets.  Since such time, Greystone incurred losses from operations from its inception through fiscal year 2007.  However, the results of Greystone’s operations for the fiscal years after fiscal year 2007 showed an operating profit and positive cash flows from operations with the exception of fiscal year 2011 for which Greystone incurred a loss but had positive operating income and positive cash flows from operations.  There is no assurance that Greystone will maintain a positive operating profit or otherwise obtain funds to finance capital and debt service requirements.

Greystone has granted security interests in substantially all of its assets in connection with certain debt financings and other transactions.

In connection with certain debt financings and other transactions, Greystone has granted third parties security interests in substantially all of its assets pursuant to agreements entered into with such third parties.  Upon the occurrence of an event of default under such agreements, the secured parties may enforce their rights and Greystone may lose all or a portion of its assets.  As a result, Greystone could be forced to materially reduce its business activities or cease operations.

Greystone's business could be affected by changes in availability of raw materials.

Greystone uses a proprietary mix of raw materials to produce its plastic pallets.  Such raw materials are generally readily available and some may be obtained from a broad range of  recycled plastic suppliers and unprocessed waste plastic.  At the present time, these materials are being purchased from local, national and international suppliers.  The availability of Greystone's raw materials could change at any time for various reasons.  For example, the market demand for Greystone's raw materials could suddenly increase, or the rate at which plastic materials are recycled could decrease, affecting both availability and price.  Additionally, the laws and regulations governing the production of plastics and the recycling of plastic containers could change and, as a result, affect the supply of Greystone's raw materials.  Any interruption in the supply of raw materials or components could have a material adverse effect on Greystone.  Furthermore, certain potential alternative suppliers may have pre-existing exclusive relationships with Greystone's competitors and others that may preclude Greystone from obtaining raw materials from such suppliers.

Greystone's business could be affected by competition and rapid technological change.

Greystone currently faces competition from many companies that produce wooden pallets at prices that are substantially lower than the prices Greystone charges for its plastic pallets and other companies that manufacture plastic pallets.  It is anticipated that the plastic pallet industry will be subject to intense competition and rapid technological change.  Greystone could potentially face additional competition from recycling and plastics companies, many of which have substantially greater financial and other resources than Greystone and, therefore, are able to spend more than Greystone in areas such as product development, manufacturing and marketing.  Competitors may develop products that render Greystone's products or proposed products uneconomical or result in products being commercialized that may be superior to Greystone's products.  In addition, alternatives to plastic pallets could be developed, which would have a material adverse effect on Greystone.

Greystone is dependent on one large customer.

Greystone derives, and expects that in the foreseeable future it will continue to derive, a large portion of its revenue from a few large customers.  A single customer currently accounts for approximately 59% of its sales in fiscal year 2012 (56% in fiscal year 2011).  There is no assurance that Greystone will retain this customer’s business at the same level, or at all.  The loss of a material amount of business from this customer would have a material adverse effect on Greystone.

Greystone may not be able to effectively protect Greystone's patents and proprietary rights.

Greystone relies upon a combination of patents and trade secrets to protect its proprietary technology, rights and know-how.  There can be no assurance that such patent rights will not be infringed upon, that Greystone's trade secrets will not otherwise become known to or independently developed by competitors, that non-disclosure agreements will not be breached, or that Greystone would have adequate remedies for any such infringement or breach.  Litigation may be necessary to enforce Greystone's proprietary rights or to defend Greystone against third-party claims of infringement.  Such litigation could result in substantial cost to, and a diversion of effort by, Greystone and its management and may have a material adverse effect on Greystone.  Greystone's success and potential competitive advantage is dependent upon its ability to exploit the technology under these patents.  There can be no assurance that Greystone will be able to exploit the technology covered by these patents or that Greystone will be able to do so exclusively.

Greystone's business could be affected by changing or new legislation regarding environmental matters.

Greystone's business is subject to changing federal, state and local environmental laws and regulations pertaining to the discharge of materials into the environment, the handling and disposition of waste (including solid and hazardous waste) or otherwise relating to the protection of the environment.  As is the case with manufacturers in general, if a release of hazardous substances occurs on or from Greystone's properties or any associated off-site disposal location, or if contamination from prior activities is discovered at any of Greystone's properties, Greystone may be held liable.  No assurances can be given that additional environmental issues will not require future expenditures.  In addition, both the plastics industry and Greystone are subject to existing and potential federal, state, local and foreign legislation designed to reduce solid wastes by requiring, among other things, plastics to be degradable in landfills, minimum levels of recycled content, various recycling requirements and disposal fees and limits on the use of plastic products.  In addition, various consumer and special interest groups have lobbied from time to time for the implementation of these and other such similar measures.  Although Greystone believes that the legislation promulgated to date and such initiatives to date have not had a material adverse effect on it, there can be no assurance that any such future legislative or regulatory efforts or future initiatives would not have a material adverse effect.

Greystone's business could be subject to potential product liability claims.

The testing, manufacturing and marketing of Greystone's products and proposed products involve inherent risks related to product liability claims or similar legal theories that may be asserted against Greystone, some of which may cause Greystone to incur significant defense costs.  Although Greystone currently maintains product liability insurance coverage that it believes is adequate, there can be no assurance that the coverage limits of its insurance will be adequate under all circumstances or that all such claims will be covered by insurance.  In addition, these policies generally must be renewed every year.  While Greystone has been able to obtain product liability insurance in the past, there can be no assurance it will be able to obtain such insurance in the future on all of its existing or future products.  A successful product liability claim or other judgment against Greystone in excess of its insurance coverage, or the loss of Greystone's product liability insurance coverage could have a material adverse effect upon Greystone.

Greystone currently depends on certain key personnel.

Greystone is dependent on the experience, abilities and continued services of its current management.  In particular, Warren Kruger, Greystone's President and CEO, has played a significant role in the development, management and financing of Greystone.  The loss or reduction of services of Warren Kruger or any other key employee could have a material adverse effect on Greystone.  In addition, there is no assurance that additional managerial assistance will not be required, or that Greystone will be able to attract or retain such personnel.

Greystone's executive officers and directors control a large percentage of Greystone's outstanding common stock, which allows them to control matters submitted to Greystone's shareholders for approval, and all of Greystone's 2003 preferred stock, which entitles them to certain voting rights, including the right to elect a majority of Greystone's Board of Directors.

Greystone's executive officers and directors (and their affiliates), in the aggregate, own approximately 40% of Greystone's outstanding common stock.  Therefore, Greystone's executive officers and directors have the ability to decide the outcome of matters submitted to Greystone's shareholders for approval (including the election and removal of directors and any merger, consolidation or sale of all or substantially all of Greystone's assets) and to control Greystone's management and affairs.  In addition, two of Greystone's directors (including one who also serves as one of Greystone’s executive officers) own all of Greystone's outstanding 2003 preferred stock, with each owning 50%.  The terms and conditions of Greystone's 2003 preferred stock provide that such holder has the right to elect a majority of Greystone's Board of Directors.  Such concentration of ownership may have the effect of delaying, deferring or preventing a change in control, impeding a merger, consolidation, takeover or other business combination or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control, which in turn could have an adverse effect on the market price of Greystone's common stock.

Certain restricted shares of Greystone will be eligible for sale in the future and are likely to be sold in the future, which could affect the prevailing market price of Greystone's common stock.

Certain of the outstanding shares of Greystone's common stock are "restricted securities" under Rule 144 of the Securities Act, and (except for shares purchased by "affiliates" of Greystone as such term is defined in Rule 144) would be eligible for sale as the applicable holding periods expire or in the event that the Company files a registration statement relating to such shares.  In the future, these shares may be sold only pursuant to a registration statement under the Securities Act or an applicable exemption, including pursuant to Rule 144.  In addition, Greystone has agreed to file a registration statement in connection with some of these outstanding shares of restricted stock.  Sales or the expectation of sales of a substantial number of shares of common stock in the public market by selling shareholders could adversely affect the prevailing market price of the common stock, possibly having a depressive effect on any trading market for the common stock, and may impair Greystone's ability to raise capital at that time through additional sales of its equity securities.

Greystone's stock trades in a limited public market, is subject to price volatility and there can be no assurance that an active trading market will develop or be sustained.

There has been a limited public trading market for Greystone's common stock and there can be no assurance that an active trading market will develop or be sustained.  There can be no assurance that Greystone's common stock will trade at or above any particular price in the public market, if at all.  The trading price of Greystone's common stock could be subject to significant fluctuations in response to variations in quarterly operating results or even mild expressions of interest on a given day.  Accordingly, Greystone's common stock should be expected to experience substantial price changes in short periods of time.  Even if Greystone is performing according to its plan and there is no legitimate company-specific financial basis for this volatility, it must still be expected that substantial percentage price swings will occur in Greystone's common stock for the foreseeable future.  In addition, the limited market for Greystone's common stock may restrict Greystone's shareholders ability to liquidate their shares.

Greystone does not expect to declare or pay any dividends in the foreseeable future.

Greystone has not declared or paid any dividends on its common stock.  Greystone currently intends to retain future earnings to fund the development and growth of its business, to repay indebtedness and for general corporate purposes, and, therefore, does not anticipate paying any cash dividends on its common stock in the foreseeable future.   In addition, pursuant to the terms and conditions of certain loan documentation with F&M Bank and the terms and conditions of Greystone's 2003 preferred stock, Greystone is restricted in its ability to pay dividends to holders of its common stock.

Greystone's common stock may be subject to secondary trading restrictions related to penny stocks.

Certain transactions involving the purchase or sale of Greystone's common stock may be affected by a Commission rule for "penny stocks" that imposes additional sales practice burdens and requirements upon broker-dealers that purchase or sell such securities.  For transactions covered by this penny stock rule, among other things, broker-dealers must make certain disclosures to purchasers prior to the purchase or sale.  Consequently, the penny stock rule may impede the ability of broker-dealers to purchase or sell Greystone's common stock for their customers and the ability of persons now owning or subsequently acquiring Greystone's common stock to resell such securities.

Greystone may issue additional equity securities, which would lead to further dilution of Greystone's issued and outstanding stock.

The issuance of additional common stock or securities convertible into common stock would result in further dilution of the ownership interest in Greystone held by existing shareholders.  Greystone is authorized to issue, without shareholder approval, 20,700,000 shares of preferred stock, $0.0001 par value per share, in one or more series, which may give other shareholders dividend, conversion, voting and liquidation rights, among other rights, which may be superior to the rights of holders of Greystone's common stock.  In addition, Greystone is authorized to issue, without shareholder approval, over 4,960,000,000 additional shares of its common stock and securities convertible into common stock.

Results of Operations

General

The consolidated financial statements include Greystone and its two wholly-owned subsidiaries, Greystone Manufacturing, L.L.C., or GSM, and Plastic Pallet Production, Inc., or PPP, and the two following variable interest entities: Greystone Real Estate, L.L.C. (“GRE”) and, for fiscal year 2011 and the first quarter of fiscal year 2012, GLOG Investment, L.L.C. (“GLOG”).

Greystone's primary business is the manufacturing of plastic pallets utilizing recycled plastic and selling the pallets through one of its wholly owned subsidiaries, GSM.  In addition, GSM recycles plastics by grinding, pelletizing and selling the recycled resin through an arrangement with Yorktown Management & Financial Services, L.L.C., an entity owned by Warren Kruger, Greystone’s president and CEO.

As of May 31, 2012, Greystone had 94 full-time employees and used temporary personnel as needed.  Greystone's production capacity is about 70,000 plastic pallets per month, or 840,000 per year.  Production levels have generally been governed by sales and will increase as sales dictate.

Prior to fiscal year 2008, Greystone incurred significant losses from operations. For fiscal years 2008 through 2010 and 2012, Greystone produced positive net income and cash flows from operations. For fiscal year 2011, Greystone had positive income from operations and cash flows from operations but incurred a net loss after deductions for interest expense.  At May 31, 2012, Greystone remains highly leveraged and there is no assurance that Greystone will continue to achieve operating profitability.  See "Liquidity and Capital Resources" under this Item 7.

For all years presented, Greystone's effective tax rate is 0%, except for fiscal year 2012.  From its inception through fiscal year May 31, 2007, Greystone incurred substantial net operating losses which would normally reflect a tax benefit in the statement of operations and a deferred asset on the balance sheet.  A valuation reserve has been established to offset the amount of any tax benefit available for each period presented in the consolidated statement of operations. Beginning with fiscal year 2008 through fiscal year 2010 and for fiscal year 2012, Greystone has shown profitability.  For fiscal year 2011, Greystone incurred a net loss and management determined that the valuation reserve should offset the amount of any tax benefits. Based on the net income for fiscal year 2012 and management’s expectation for fiscal year 2013, management has determined that the valuation reserve should be reduced to allow for the estimated tax benefits for fiscal year 2013 from utilization of net operating loss carryforwards. However, management will continue to evaluate the extent that the valuation reserve is needed.  Factors that management will consider, among others, are continued diversity in Greystone’s customer base and stability in its sales volumes.

Year Ended May 31, 2012 Compared to Year Ended May 31, 2011

Sales
Sales were $24,157,590 for fiscal year 2012 compared to $20,501,824 for fiscal year 2011 for an increase of $3,655,766. Pallet sales were $20,371,150 in fiscal year 2012 compared to $15,217,794 in fiscal year 2011 for an increase of $5,153,356, or 34%. Sales to Greystone’s major customer were approximately 59% of total sales in fiscal year 2012 compared to 56% in fiscal year 2011.

Sales of recycled plastic resin were $3,786,440, or 16% of sales, compared to $5,284,030, or 26% of sales, in fiscal years 2012 and 2011, respectively, for a decrease of $1,497,590.  Greystone decreased its efforts to market resin during fiscal year 2012 due to a decline in profit margins achievable from the cost of raw material compared to the selling prices.

Cost of Sales
Cost of sales was $19,227,739 (80% of sales) and $18,357,836 (90% of sales) in fiscal years 2012 and 2011, respectively. The decrease in the ratio of cost of sales to sales in fiscal year 2012 over fiscal year 2011 was primarily due to the 34% increase in pallet sales compared to a 13% increase in cost of pallets sold, resulting in a lower per unit pallet cost.  Greystone’s inflexible pallet production costs and improved formulation for materials allowed Greystone to achieve the lower per pallet production cost during fiscal year 2012.

The cost of sales for resin was approximately 119% of resin sales for fiscal year 2012 compared to approximately 102% of resin sales for fiscal year 2011. The increased cost of sales for resin was primarily due to pricing as discussed above under the caption Sales.  Greystone provides the labor and overhead to operate the pelletizing of resin and Yorktown provides the equipment. Yorktown receives 40% of the gross profit before labor and overhead. Resin sales reflected a gross profit before labor and overhead of which Yorktown’s share totaled approximately $168,000 and $359,000 in fiscal year 2012 and 2011, respectively.

General, Selling and Administrative Expenses
General, selling and administrative expense was $1,992,679 for fiscal year 2012 compared to $1,920,649 for fiscal year 2011 for an increase of $72,030.  The net increase of fiscal year 2012 over 2011 is principally due to an increase in commission expense of approximately $259,000 in fiscal year 2012 over 2011 offset by a decrease in stock compensation costs of approximately $72,000 and an approximately $90,000 reduction in bad debt expense for the same periods.

Other Income (Expense)
Other income (expense) was an expense of $133,409 in fiscal year 2012 compared to income of $15,157 in fiscal year 2011 for a decrease of $148,566.  Other expense in fiscal year 2012 includes a $131,500 loss due to the write down of an asset held for resale to net realizable value.

Interest Expense
Interest expense was $897,113 in fiscal year 2012 compared to $1,085,700 in fiscal year 2011 for a decrease of $188,587.  During fiscal year 2011, GRE, a variable interest entity, incurred a prepayment penalty of $46,729 as a result of early retirement of its mortgage loan with Kansas City Life Insurance.  In addition, GLOG, a variable interest entity, which was included in the consolidation of Greystone’s financial statements in fiscal year 2011, incurred interest expense of $171,796.  GLOG was liquidated and deconsolidated effective September 1, 2011.

Benefit (Provision) for Income Taxes
Greystone recorded a benefit of $585,000 in fiscal year 2012 from income taxes to recognize tax benefits available from net operating losses.

Net Income Attributable to Common Stockholders
After deducting preferred dividends and income attributable to non-controlling interests, the net income attributable to common stockholders was $2,103,268, or $0.08 per share, in fiscal year 2012 compared to a net loss attributable to common stockholders of $(770,095), or $(0.03) per share, in fiscal year 2011 for the reasons discussed above.

Liquidity and Capital Resources

General

 A summary of Greystone’s cash flows for the year ended May 31, 2012 is as follows:

Cash provided by operating activities	$2,216,549
Cash used in investing activities	(801,960)
Cash used in financing activities	(1,389,609)

Long-term debt obligations of Greystone as of May 31, 2012 are as follows:

Total	1 year	2-3 years	4-5 years	Over 5 years
$12,043,873	$1,286,312	$7,796,126	$2,961,435	$—

Greystone had a working capital deficit of $(4,165,900) at May 31, 2012 compared to a working capital deficit at May 31, 2011 of $(5,141,078) for an improvement of $975,178.  Excluding preferred dividends payable, the working capital deficit at May 31, 2012 is reduced to $(1,241,792).  To provide for the funding to meet Greystone's operating activities and contractual obligations as of May 31, 2012, Greystone will have to continue to produce positive operating results or explore various options including long-term debt and equity financing.  However, there is no guarantee that Greystone will continue to create positive operating results or be able to raise sufficient capital to meet these obligations.

As described below, substantially all of the financing that Greystone has received through May 31, 2012 has been provided by loans or through loan guarantees from the officers and directors of Greystone, the offerings of preferred stock to current and former officers and directors of Greystone in 2001 and 2003 and through a private placement of common stock completed in March 2005.

Greystone continues to be dependent upon its officers and directors to provide and/or secure additional financing and there is no assurance that either will do so.  As such, there is no assurance that funding will be available for Greystone to continue operations.

Greystone has 50,000 outstanding shares of cumulative 2003 Preferred Stock for a total of $5,000,000 with a preferred dividend rate at the prime rate of interest plus 3.25%.  Greystone does not anticipate that it will make cash dividend payments to any holders of its preferred stock or its common stock unless and until the financial position of Greystone improves through increased revenues, another financing or otherwise.    As a result of the consolidation of GLOG with Greystone in fiscal year 2011, GLOG’s investment in the preferred stock was eliminated against Greystone’s equity.

Transactions with Warren Kruger and Related Entities

Effective December 15, 2005, Greystone entered into a loan agreement with Warren Kruger to convert $527,716 of advances due him into a note payable at 7.5% interest and Mr. Kruger has waived payment of interest and principal thereon until January 15, 2014. Greystone accrues interest on advances and note payable to Mr. Kruger at the rate of 7.5% per year.  Interest accrued in fiscal years 2012 and 2011 was $137,543 and $133,654, respectively. At May 31, 2012, a note payable of $527,716, advances of $625,180 and accrued interest of $699,399 were due to Mr. Kruger or to entities owned or controlled by him.

As discussed in “Other Transactions” of Item 13, “Certain Relationships and Related Transactions, and Director Independence,” Greystone (acting through GSM) and Yorktown have several agreements with respect to the purchase of raw materials, sales of pelletized resin, billings for payroll and other costs incurred on behalf of Yorktown and rents due to Yorktown. Greystone pays advances in recognition of the amounts owed pursuant to the aforementioned agreements.  As of May 31, 2012, net advances to Yorktown totaled $1,883,922.  Mr. Kruger has agreed that, if necessary, the amounts due Greystone should be offset against the amounts that Greystone owes Mr. Kruger or Yorktown.  At May 31, 2012, the offset against the net advances is the combined total of (i) the accrued interest of $699,399 payable to Mr. Kruger, (ii) advances payable to Mr. Kruger of $625,180 and (iii) an account payable of $720,000 for deferred compensation payable to Mr. Kruger.

Loans from F&M Bank

On March 4, 2005, Greystone entered into a loan agreement (the “F&M Loan Agreement”) with GLOG and The F&M Bank & Trust Company (“F&M”), which, among other things, sets forth certain terms applicable to a $1,500,000 revolving loan extended by F&M to GSM on or about December 18, 2004 and a new $5,500,000 term loan extended by F&M to GSM on March 4, 2005.  GLOG, an entity owned by Warren F. Kruger, President and CEO and a director, and Robert B. Rosene, Jr., a director, was a party to the F&M Loan Agreement for the sole purpose of securing the funds necessary to purchase 50,000 shares of Greystone's 2003 preferred stock. On March 28, 2011, two amendments (collectively, the “2011 Amendments”) to the F&M Loan Agreement were executed.  The 2011 Amendments (a) have an effective date of March 15, 2011, (b) cause all of GSM’s accrued debt under the F&M Loan Agreement plus an additional $300,000 to be transferred into a single term loan facility, with such facility being in the aggregate principal amount of $6,097,776 and having a maturity date of March 13, 2014, (c) renew GLOG’s obligations under the F&M Loan Agreement in the principal amount of $3,722,155 until March 15, 2014, (d) provide for cross-collateralization and cross-default among property and debts of GSM, GLOG and GRE, an entity owned by Messrs. Kruger and Rosene, (e) impose certain guaranty requirements on Messrs. Kruger and Rosene, and (f) add to the F&M Loan Agreement certain financial covenants, reporting requirements and other provisions that are customary in such types of agreements.

In addition to the cross-collateralization and cross-default provisions of the 2011 Amendments, Greystone's obligations are secured by a lien in favor of F&M on substantially all of GSM's assets pursuant to the terms of a security agreement.  Also, pursuant to the terms of a guaranty agreement, Greystone guaranteed GSM's performance and payment under the notes.  In addition, in order to induce F&M to enter into the loan agreement, certain officers and directors of Greystone (Messrs. Kruger and Rosene) entered into a limited guaranty agreement with F&M and Mr. Rosene entered into a pledge agreement with F&M.

Effective as of August 31, 2011, Warren Kruger, Robert Rosene, Jr., F&M, GSM and GLOG entered into an amendment (the “Third Amendment”) to the Loan Agreement.  The Third Amendment (a) causes all of GLOG’s rights and obligations under the Loan Agreement to be transferred to  Messrs. Kruger and Rosene, (b) affirms the cross-collateralization and cross-default provisions of the Loan Agreement among property and debts of GSM, GLOG and GRE, (c) amends the cross-collateralization and cross-default provisions of the Loan Agreement to include Messrs. Kruger and Rosene, (d) amends certain financial covenants of the Loan Agreement, and (e) includes certain other provisions that are customary in such types of agreements.  The Third Amendment was a result of GLOG distributing its assets to its members, Messrs. Kruger and Rosene, and subsequently being dissolved.

Advances and Loans from Robert Rosene

Effective December 15, 2005, Greystone entered into a loan agreement with Mr. Rosene to convert $2,066,000 of advances into a note payable at 7.5% interest. Mr. Rosene has waived payment of principal and interest until January 15, 2014. In January, 2011, Mr. Rosene loaned $500,000 to Greystone which was repaid in April, 2011.   Greystone has accrued interest on the loans in the amounts of $244,402 and $208,469 in fiscal years 2012 and 2011, respectively. Accrued interest due to Mr. Rosene at May 31, 2012 is $1,285,714.

Item 7A.   Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 8.       Financial Statements and Supplementary Data.

The financial statements of Greystone are set forth on pages F-1 through F-18 inclusive, found at the end of this report.

Item 9.       Changes in and Disagreements With Accountants on Accounting and Financial Disclosure.

None.

Item 9A.    Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Disclosure controls and procedures are designed to ensure that information required to be disclosed by Greystone in reports filed or submitted under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms.  Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed under the Exchange Act is accumulated and communicated to management, including the principal executive and financial officers, as appropriate, to allow timely decisions regarding required disclosure. There are inherent limitations to the effectiveness of any system of disclosure controls and procedures, including the possibility of human error and the circumvention or overriding of the controls and procedures.  Accordingly, even effective disclosure controls and procedures can only provide reasonable assurance of achieving their control objectives.

As of May 31, 2012, an evaluation was performed under the supervision and with the participation of Greystone’s principal executive officer (CEO) and principal financial officer (CFO) of the effectiveness of the design and operation of Greystone’s disclosure controls and procedures pursuant to the Exchange Act Rules 13a-15(e) and 15d-15(e).  Based on this evaluation, Greystone’s CEO and CFO have concluded that Greystone’s disclosure controls and procedures were not effective as of May 31, 2012 as a result of the two material weaknesses identified below.

Management’s Report on Internal Control Over Financial Reporting

Greystone’s CEO and CFO are responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act.  Greystone’s internal controls were designed to provide reasonable assurance as to the reliability of Greystone’s financial reporting and the preparation of the consolidated financial statements for external purposes in accordance with generally accepted accounting principles in the United States, as well as to safeguard assets from unauthorized use or disposition.

Due to inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of control effectiveness to future periods are subject to the risk that the controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

Greystone’s CEO and CFO made an assessment of the effectiveness of Greystone’s internal control over financial reporting as of May 31, 2012.  In making this assessment, Greystone’s CEO and CFO used the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).   During this evaluation, Greystone’s CEO and CFO identified two material weaknesses.  As a result of these two material weaknesses, Greystone’s CEO and CFO concluded that Greystone did not maintain effective internal control over financial reporting as of May 31, 2012.  The material weaknesses are as follows:

(i)
Greystone lacks the necessary corporate accounting resources to maintain adequate segregation of duties. Reliance on these limited resources impairs Greystone’s ability to provide for proper segregation of duties and the ability to ensure consistently complete and accurate financial reporting, as well as disclosure controls and procedures.

(ii)
Greystone, at the parent entity level, has limited resources to ensure that necessary internal controls are implemented and followed throughout the company, including its subsidiaries. Because of this limitation with respect to the ability to allocate sufficient resources to internal controls, material misstatements could occur and remain undetected, implementation of new accounting standards could be hindered and risk assessment and monitoring may not be addressed in a timely manner.

Changes in Internal Control over Financial Reporting

During the period covered by this report, there was no change in Greystone’s internal controls over financial reporting that has materially affected or that is reasonably likely to materially affect Greystone’s internal control over financial reporting.

Item 9B.   Other Information.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2012, Greystone’s Board of Directors elected Larry LeBarre as the newest member of Greystone’s Board of Directors, effective immediately.  Mr. LeBarre’s appointment filled the vacancy created by the Board of Directors’ decision on such date to increase the number of members of the Board of Directors from two members to three members, a power granted to the Board of Directors by Greystone’s bylaws.  In return for serving as a member of the Board of Directors, Greystone may issue stock options to Mr. LeBarre from time to time pursuant to Greystone’s Amended and Restated Stock Option Plan.  A description of the options issued to Mr. LeBarre thus far is below.

Other Events.

On June 1, 2012, certain directors, officers and employees of Greystone were issued options to purchase shares of Greystone’s common stock under Greystone’s Amended and Restated Stock Option Plan at an exercise price of $0.12 per share.  The persons to whom such options were issued, together the number of shares underlying such options, are shown below:

Holder	Number of Shares Underlying Options
Non-employee board members:
Robert Rosene	350,000
Larry LeBarre	200,000

Officers:
Warren Kruger (also a director)	500,000
William Rahhal	250,000
Employees:
Ron Schelhaas	250,000
Ron Brockman	200,000
William Pritchard	350,000

The options become exercisable at the rate of 25% of the total shares subject to the options on each of the first four anniversary dates of the date of grant, provided that the Board of Directors may, at any time, accelerate the date any outstanding option becomes exercisable.  The options expire after ten years.  General terms of conversion are described in the description of Greystone’s Amended and Restated Stock Option Plan contained in Item 11 below.  The options were not registered under the Securities Act of 1933, as amended, and were issued in exchange for the services of such persons to Greystone.  Greystone relied on the exemption set forth in Section 4(2) of the Securities Act of 1933, as amended, in connection with the issuance of the options described above.  The recipients of the options are sophisticated persons, there was no underwriting in connection with the issuance of these options and no commissions were paid to any party upon such issuance.

PART III.

Item 10.    Directors, Executive Officers and Corporate Governance.

Directors, Executive Officers, Promoters and Control Persons

The following lists the directors and executive officers of Greystone and a significant employee of Greystone.  Directors of Greystone are elected at annual meetings of shareholders unless appointed by the Board of Directors to fill a vacancy upon the resignation or removal of a member or an increase in the number of members of the Board of Directors.  Executive officers serve at the pleasure of the Board of Directors.

Name	Position	Term as Director Expires
Warren F. Kruger	President, Chief Executive Officer and Director	2013
Larry LeBarre	Director	2013
Robert B. Rosene, Jr.	Director	2013
William W. Rahhal	Chief Financial Officer	N/A

Warren F. Kruger, President, Chief Executive Officer and Director

Mr. Warren F. Kruger, Manager/CEO of privately held Yorktown Management & Financial Services, L.L.C., is 56 years old.  Yorktown Management is involved in investment banking, real estate, manufacturing and energy endeavors.  Mr. Kruger earned a Bachelor of Business Administration degree from the University of Oklahoma, and an Executive M.B.A. from Southern Methodist University.  Mr. Kruger has over thirty years experience in the financial services industry.  In 1980, Mr. Kruger co-founded MCM Group, Ltd., which owned and controlled United Bank Club Association, Inc. until 1996 when the firm was sold to a subsidiary of Cendant Corp. (CD-NYSE).  He also owned and operated Century Ice, a manufacturer and distributor of ice products from 1996 to 1997, when Packaged Ice, Inc., acquired Century Ice in an industry rollup.  Mr. Kruger is a partner with William W. Pritchard in privately held WCC, with investments in oil and gas, real estate and investment banking.

Mr. Kruger became a director of Greystone on January 4, 2002, served as President and Chief Executive Officer from January 10, 2003 to August 15, 2005 and, most recently, has served as President and Chief Executive Officer from November 18, 2006 to the present.

Mr. Kruger’s business experience and knowledge of the day to day operations of Greystone make him well suited to serve on Greystone’s board of directors.

Mr. Larry J. LeBarre, Director

Mr. LeBarre, age 56, is President and CEO of privately-held Native American Marketing (“Native American”).  Native American was founded by Mr. LeBarre in 2004 as an oil transportation, storage, and marketing business.  Mr. LeBarre earned a Bachelor of Business Administration degree from the University of Oklahoma, became a Certified Public Accountant while working for Price Waterhouse & Co. (now PriceWaterhouseCoopers, LLP) and continued his career in the hazardous waste industry and later with Plains Resources.  Mr. LeBarre is also actively involved in investment banking, real estate, and oil and gas investments. Mr. LeBarre became a director of Greystone effective May 5, 2012.

Mr. LeBarre’s business experience makes him qualified to serve as a member of Greystone’s board of directors.

Mr. Robert B. Rosene, Jr., Director

Mr. Rosene, age 58, is President of Seminole Energy Services, L.L.C., a natural gas marketing and gathering company that he co-founded in 1998.  Also in 1998, Mr. Rosene co-founded Summit Exploration, L.L.C., an oil and gas production company that holds oil and gas production in several states.  Mr. Rosene has served as a director of publicly traded Syntroleum Corporation since 1985. Mr. Rosene has a B.A. with an emphasis in accounting from Oklahoma Baptist University.

Mr. Rosene’s business experience and longstanding relationship with Greystone make him a good fit as a member of Greystone’s board of directors.

Mr. Rosene became a director of Greystone effective June 14, 2004.

William W. Rahhal, Chief Financial Officer

Mr. Rahhal, age 71, is a partner of Rahhal Henderson Johnson, PLLC, Certified Public Accountants, in Ardmore, Oklahoma, and served as managing partner of such accounting firm from 1988 to 2010.  Mr. Rahhal previously served as Greystone’s Chief Financial Officer from October 1, 2002 to October 1, 2004 and subsequently served Greystone as an accounting and financial consultant until his appointment as its Interim Chief Financial Officer.  Mr. Rahhal earned his B.B.A. from the University of Oklahoma and is a Certified Public Accountant licensed in Oklahoma and Texas.   Mr. Rahhal has also previously served as a Senior Manager with Price Waterhouse & Co. (now PriceWaterhouseCoopers, LLP) and as financial manager of a privately-held oil and gas production company and contract drilling company.

Mr. Rahhal was named Interim Chief Financial Officer effective as of January 13, 2010 and was subsequently named Chief Financial Officer on a permanent basis.

Identification of the Audit Committee; Audit Committee Financial Expert

Due to Greystone's size and stage of development, it has had difficulty recruiting individuals to serve on its Board of Directors who are qualified to serve as an audit committee financial expert on an audit committee.  As of May 31, 2012, Greystone had not established an audit committee and the entire Board of Directors essentially serves as Greystone's audit committee.

Code of Ethics

Effective April 8, 2008, Greystone adopted a Code of Ethics applicable to Greystone's officers and directors. Greystone undertakes to provide any person without charge, upon request, a copy of such Code of Ethics.  Requests may be directed to Greystone Logistics, Inc., 1613 East 15th Street, Tulsa, Oklahoma 74120, or by calling (918) 583-7441.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires Greystone's directors, officers and persons who beneficially own more than 10% of any class of Greystone's equity securities registered under Section 12 to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such registered securities of Greystone.  Officers, directors and greater than 10% beneficial owners are required by regulation to furnish to Greystone copies of all Section 16(a) reports they file.

Based solely on review of the copies of such reports furnished to Greystone and any written representations that no other reports were required during fiscal year 2012, to Greystone's knowledge, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners during fiscal year 2012 were complied with on a timely basis, except as follows:

Name	Number of Late Reports	Number of Reports Not Reported on a Timely Basis	Number of Reports Not Filed
Warren F. Kruger	4	4	0
Larry J. LeBarre	1	1	0
William W. Rahhal	1	1	0

Item 11.   Executive Compensation.

The following table sets forth the compensation paid to named executive officers during the fiscal years ended May 31, 2012 and 2011:

Summary Compensation Table

Name and Principal Position	Fiscal Year Ending May 31,	Salary	Bonus	Option Awards	Nonqualified Deferred Compensation Earnings

Warren F. Kruger, President and Chief Executive Officer	2012 2011	$120,500 $120,000	25,000 -0-	-0- -0-	120,000 1 120,000 1
William W. Rahhal, Chief Financial Officer	2012 2011	$66,000 $52,000	7,500 -0-	-0- -0-	-0- -0-
Robert Noland Senior Vice President through 4/18/2011	2011	$112,923	-0-	-0-	-0-

1  Mr. Kruger voluntarily decided to forgo half of his salary beginning in fiscal year 2006.  Effective June 1, 2012, Mr. Kruger will begin receiving full salary. The deferred amounts will be paid or applied against amounts owed by Mr. Kruger to Greystone at such time as agreed between Mr. Kruger and Greystone.

The following table provides information with respect to named executive officers concerning outstanding equity awards as of May 31, 2012:

Outstanding Equity Awards at Fiscal Year End

Name	Number of Securities Underlying Unexercised Options – Exercisable	Number of Securities Underlying Unexercised Options – Unexercisable	Option Exercise Price	Option Expiration Date
Warren F. Kruger	25,000(a) 150,000(b) 250,000(c)	-0- -0- -0-	$1.60 $0.55 $0.40	6/26/2012 4/1/2013 2/28/2014
William W. Rahhal	100,000(b)	-0-	$0.55	4/1/2013

(a)	The options became exercisable at the rate of 25% of the total shares subject to the option on each of the first four anniversary dates from the date of the grant, which was June 26, 2002.
(b)	The options became exercisable at the rate of 25% of the total shares subject to the option on each of the first four anniversary dates from the date of the grant, which was April 1, 2003.
(c)	The options became exercisable at the rate of 25% of the total shares subject to the option on each of the first four anniversary dates from the date of the grant, which was February 28, 2004.

Directors’ and Officers’ Compensation

Greystone does not pay cash compensation to the members of its Board of Directors for services on the Board.  From time to time in the past, Greystone has granted options to the members of its Board of Directors under its stock option plan as compensation for serving on Greystone's Board of Directors.  No options to purchase common stock were issued to Greystone’s directors or officers during fiscal years 2012 or 2011.  Subsequent to May 31, 2012, Greystone issued options to certain employees and directors under its stock option plan.

Because the Board of Directors consists of three persons of which two are outside directors, the Board has not considered it necessary to create a compensation committee.  All of Greystone’s directors participate in determining compensation for officers.

Amended and Restated Stock Option Plan

General. Greystone’s Amended and Rested Stock Option Plan (the “Stock Plan”) is administered by the Board of Directors of Greystone or, if the Board so authorizes, by a committee of the Board of Directors consisting of not less than two members of the Board of Directors. The Stock Plan is presently administered by the entire Board of Directors since no separate committee of the Board has been designated to administer the Stock Plan.  Accordingly, many of the references below in this description of the Stock Plan to the Board of Directors could also be construed to be a committee thereof.  All managerial and other key employees of Greystone and/or its subsidiaries who hold positions of significant responsibility or whose performance or potential contribution, in the judgment of the Board of Directors, will benefit the future success of Greystone are eligible to receive grants under the Stock Plan. In addition, each director of Greystone who is not an employee of Greystone is eligible to receive certain option grants pursuant to provisions of the Stock Plan.   Previously, the Stock Plan was set to expire on May 11, 2011 and the maximum number of shares of common stock in respect of which options could be granted under the Stock Plan was 2,000,000.  However, on May 5, 2012, the Board of Directors voted to cause the Stock Plan to be extended for another 10 years and to increase the number of shares of common stock in respect of which options could be granted to 2,500,000.  This number is subject to appropriate equitable adjustment in the event of a reorganization, stock split or stock dividend or other similar change affecting Greystone’s common stock.

Price and Terms. Each option is evidenced by an agreement between Greystone and the optionee.  Unless otherwise determined by the Board of Directors at the time of grant, all options become exercisable at the rate of 25% of the total shares subject to the option on each of the first four anniversary dates of the date of grant, provided that the Board of Directors may, at any time, accelerate the date any outstanding option becomes exercisable. The exercise price for each share placed under option pursuant to the Stock Plan is determined by the Board of Directors but cannot in any event be less than 100% of the fair market value of such share on the date the option was granted.

Effect of Termination or Death. If an optionee’s employment with Greystone is terminated for any reason other than death or termination for cause, an option will be exercisable for a period of three months after the date of termination of employment as to all then vested portions of the option. In addition, the Board of Directors may, in its sole discretion, approve acceleration of the vesting of any unvested portions of the option. If an optionee’s employment with Greystone is terminated for cause (as defined in the Stock Plan), the option shall terminate as of the date of such termination of employment, and the optionee shall have no further rights to exercise any portion of the option.  If an optionee dies while employed by Greystone, any unvested portion of the option as of the date of death shall be vested as of the date of death, and the option shall be exercisable in full by the heirs or legal representatives of the optionee for a period of 12 months following the date of death. In any event, options terminate and are no longer exercisable after 10 years from the date of the grant.

Continued Service as a Director.  In the event any optionee who is an employee and also a director of Greystone ceases to be employed by Greystone but continues to serve as a director of Greystone, the Board of Directors may determine that all or a portion of such optionee’s options shall not expire three months following the date of employment as described above, but instead shall continue in effect until the earlier of the date the optionee ceases to be a director of Greystone or the date the option otherwise expires according to its stated date of expiration. Termination of any such option in connection with the optionee’s termination of service as a director will be on terms similar to those described above in connection with termination of employment.

Grants to Non-Employee Directors.  In order to retain, motivate and reward non-employee directors of Greystone, the Stock Plan extends participation to non-employee directors on the terms and conditions described below.  The exercise price for options granted to non-employee directors is equal to 100% of the fair market value per share of common stock on the date the option is granted. As with options granted to employees, unless otherwise determined by the Board of Directors at the time of grant, all options granted to non-employee directors become exercisable at the rate of 25% of the total shares subject to the option on each of the first four anniversary dates of the date of grant. The Board of Directors is also entitled at any time to accelerate the date any outstanding option becomes exercisable. If a non-employee director’s service on the Board of Directors is terminated for any reason other than death or removal from the Board of Directors for cause, an option will be exercisable for a period of three months after the date of removal from the Board of Directors as to all then vested portions of the option.  If a non-employee director is removed from the Board of Directors for cause, the option will terminate as of the date of such removal, and the optionee shall have no further rights to exercise any portion of the option.  If a non-employee director optionee dies while serving on the Board of Directors, any unvested portion of the option as of the date of death shall be vested as of the date of death, and the option shall be exercisable in full by the heirs or legal representatives of the optionee for a period of 12 months following the date of death. In any event, options terminate and are no longer exercisable after 10 years from the date of the grant.

Other than as described above, all options granted to non-employee directors are subject to the same terms and conditions generally applicable to options granted to employees under the Stock Plan.

Exercise of Options. The exercise price of options may be paid in cash, by certified check, by tender of stock of Greystone (valued at fair market value on the date immediately preceding the date of exercise), by surrender of a portion of the option, or by a combination of such means of payment. The prior consent of the Board of Directors is required in connection with the payment of the exercise price of options by tender of shares or surrender of a portion of the option, except that the consent of the Board of Directors is not required if the exercise price is paid by surrender of shares that have been owned by the optionee for more than six months prior to the date of exercise of the option or by a combination of cash and shares that have been owned for more than six months.

Effect of Certain Corporate Transactions.   In the event of any change in capitalization affecting the common stock of Greystone, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, liquidation, or any other change affecting the common stock, proportionate adjustments will be made with respect to the aggregate number and type of securities for which options may be granted under the Stock Plan, the number and type of securities covered by each outstanding option, and the exercise price of outstanding options so that optionees will be entitled upon exercise of options to receive the same number and kind of stock, securities, cash, property or other consideration that the optionee would have received in connection with the change in capitalization if such option had been exercised immediately preceding such change in capitalization.  The Board of Directors may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding options in the event of a spin-off or other distribution, other than normal cash dividends, of company assets to shareholders. In addition, unless the Board of Directors expressly determines otherwise, in the event of a Change in Control (as defined in the Stock Plan) of Greystone, all outstanding options will become immediately and fully exercisable and optionees will be entitled to surrender, within 60 days following the Change in Control, unexercised options or portions of options in return for a cash payment equal to the difference between the aggregate exercise price of the surrendered options and the fair market value of the shares of common stock underlying the surrendered options.

Item 12.   Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.

Securities Authorized for Issuance under Equity Compensation Plans

As of May 31, 2012, Greystone had one equity incentive plan under which equity securities have been authorized for issuance to Greystone's directors, officers, employees and other persons who perform substantial services for or on behalf of Greystone.  The following table provides certain information relating to such stock option plan during the year ended May 31, 2012:

Equity Compensation Plan Information

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,400,000	$0.53	1,075,000
Equity compensation plans not approved by security holders	-0-	N/A	-0-
Total	1,400,000	$0.53	1,075,000

Security Ownership of Certain Beneficial Owners and Management

As of August 26, 2012, Greystone had 26,111,201 shares of its common stock and 50,000 shares of its 2003 preferred stock outstanding.  Each share of the 2003 preferred stock is convertible into approximately 66.67 shares of Greystone's common stock.

The following table sets forth certain information regarding the shares of Greystone's common stock beneficially owned as of May 31, 2012, by (i) each person known by Greystone to own beneficially 5% or more of Greystone's outstanding common stock, (ii) each of Greystone's directors and named officers, and (iii) all of Greystone's directors and named officers as a group:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner(1)	Percent of Class(2)
Warren F. Kruger Chairman, President and CEO 1613 East 15th Street Tulsa, OK 74120	8,489,415(3)	30.10%
William W. Rahhal Chief Financial Officer 1613 East 15th Street Tulsa, OK 74120	152,883(4)	0.58%
Robert B. Rosene, Jr. Director 1323 E. 71st Street, Suite 300 Tulsa, OK 74136	4,585,718(5)	16.45%
Larry J. LeBarre Director 7518 Middlewood Street Houston, TX 77063	1,203,991(6)	4.61%
William Pritchard 1437 S. Boulder Tulsa, OK 74119	1,386,029(7)	5.24%
All Directors & Officers as a Group (4 persons)	14,432,007(8)	48.00%
________________________

(1)
The number of shares beneficially owned by each holder is calculated in accordance with the rules of the Commission, which provide that each holder shall be deemed to be a beneficial owner of a security if that holder has the right to acquire beneficial ownership of the security within 60 days through options, warrants or the conversion of another security; provided, however, if such holder acquires any such rights in connection with or as a participant in any transaction with the effect of changing or influencing control of the issuer, then immediately upon such acquisition, the holder will be deemed to be the beneficial owner of the securities.  The number the shares of common stock beneficially owned by each holder includes common stock directly owned by such holder and the number of shares of common stock such holder has the right to acquire upon the conversion of 2003 preferred stock and/or upon the exercise of certain options or warrants.

(2)
The percentage ownership for each holder is calculated in accordance with the rules of the Commission, which provide that any shares a holder is deemed to beneficially own by virtue of having a right to acquire shares upon the conversion of warrants, options or other rights, or upon the conversion of preferred stock or other rights are considered outstanding solely for purposes of calculating such holder's percentage ownership.

(3)
The total includes: (i) 6,371,948 shares of common stock beneficially owned directly by Warren Kruger; (ii) 19,000 shares held of record by Yorktown; (iii) 425,000 shares of common stock that Warren Kruger directly has the right to acquire in connection with options; (iv) 6,800 shares of common stock that Warren Kruger holds as custodian for minor children; and (v) 1,666,667 shares that Warren Kruger has the right to acquire upon conversion of the 2003 preferred stock.

(4)
The total includes: (i) 52,883 shares of common stock that William Rahhal which owns as a joint tenant and (ii) 100,000 shares of common stock that Mr. Rahhal has the right to acquire in connection with options.

(5)
The total includes: (i) 2,770,951 shares of common stock beneficially owned directly by Robert Rosene; (ii) 48,100 shares of common stock held of record by RMP Operating Co., (iii) 100,000 shares of common stock that Robert Rosene has the right to acquire with options; and (iv) 1,666,667 shares that Robert Rosene has the right to acquire upon conversion of the 2003 preferred stock.

(6)	The total includes 1,203,991 shares of common stock beneficially owned directly by Larry LeBarre.

(7)
The total includes: (i) 1,061,029 shares of common stock beneficially owned directly by William Pritchard; and (ii) 325,000 shares of common stock that William Pritchard has the right to acquire with options.

(8)
The total includes: (i) 10,473,673 outstanding shares; (ii) 625,000 shares issuable upon exercise of vested stock options; (iii) 1,666,667 shares that Mr. Kruger has the right to acquire upon conversion of the 2003 preferred stock; and (iv) 1,666,667 shares that Mr. Rosene has the right to acquire upon conversion of the 2003 preferred stock.

Item 13.	Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons

General

For information regarding loans from or to Warren Kruger, see “Transactions with Warren Kruger and Related Entities” under the heading “Liquidity and Capital Resources” in Item 7 of this Form10-K.

For information regarding an advance from Robert Rosene, see “Advances and Loans from Robert Rosene” under the heading "Liquidity and Capital Resources" in Item 7 of this Form10-K.

For information regarding the loan from F&M and Messrs. Kruger’s and Rosene’s relationship thereto, see “Loan from F&M Bank” in Item 7 of this Form 10-K.

Other Transactions

Yorktown Management & Financial Services, LLC (“Yorktown”), an entity wholly owned by Greystone’s CEO and President, owns the grinding equipment Greystone uses to grind raw material for Greystone’s pallet production. The raw material is purchased by Yorktown which invoices Greystone for Yorktown’s cost plus a grinding fee of $0.04 per pound. During fiscal years 2012 and 2011, GSM’s raw material purchases from Yorktown totaled approximately $3,911,000 and $2,966,000, respectively, pursuant to this arrangement.

GSM pays rents to Yorktown as follows: (i) certain pallet molds at the rate of $1.00 per pallet of which approximately $38,000 and $44,000 were paid in fiscal years 2012 and 2011, respectively, (ii) office rent at the rate of $1,500 per month and (iii) equipment used for heavy lifting of which $73,200 was paid in each of fiscal years 2012 and 2011.  The lease for the heavy-lifting equipment ended February 29, 2012 and the equipment continues to be leased on a month-to-month basis.

Yorktown and GSM have an agreement for purchase, processing and selling pelletized recycled plastic resin.  Yorktown purchases the raw material and provides the pelletizing equipment and GSM supplies the labor and operating overhead.  Upon shipment to customers, Yorktown invoices GSM for the cost of the raw material. GSM invoices customers recognizing revenue and accruing profit-sharing expense to Yorktown at 40% of the gross profit, defined as revenue less cost of material and sales commissions of 2.5%.  Yorktown’s profit share of the resin sales for fiscal years 2012 and 2011 was approximately $168,000 and $359,000, respectively.  For additional information about this arrangement, see “Transactions with Warren Kruger and Related Entities” under the heading “Liquidity and Capital Resources” in Item 7 of this Form10-K.

Greystone also pays the labor and certain other costs on behalf of Yorktown’s Tulsa, Oklahoma grinding operation.  These costs are invoiced to Yorktown on a monthly basis.

Effective January 1, 2009, Greystone entered into a lease agreement with an entity owned by Larry LeBarre, a Greystone director, to rent certain equipment to produce mid-duty pallets with a minimum monthly commitment of $25,000.  The lease has a term of one year with the option of renewing or terminating the lease at the end of each year.  The lease was renewed for another year effective January 1, 2012.  Lease payments were $300,000 for each of fiscal years 2012 and 2011.

On January 18, 2011, GRE and GSM entered into a Real Property Sale and Lease Agreement (the “Sale and Lease Agreement”).  GRE is owned by Warren F. Kruger, President and Chief Executive Officer of Greystone as well as a member of the Board of Directors of Greystone, and Robert B. Rosene, Jr., a member of the Board of Directors of Greystone.  GSM is a wholly-owned subsidiary of Greystone.   GSM sold its approximately 60,000 square foot manufacturing facility located in Bettendorf, Iowa and the real estate on which such facility is located (collectively, the “Facility”) to GRE for a purchase price of $2,700,000 (the “Facility Purchase Price”) and, upon such sale, GRE agreed to lease the Facility to GSM for a period of 120 months at a monthly rental rate of $20,133.   The Facility Purchase Price was paid as follows: (a) $1,341,464 was paid to Greystone Plastics, Inc. on behalf of GSM in order to pay off the outstanding loan that financed GSM’s purchase of the Facility, (b) $658,536 paid in cash to GSM, and (c) a $700,000 promissory note from GRE with an interest rate of 5% per annum and all principal and accrued interest thereon being due on April 18, 2011.  In addition, the Sale and Lease Agreement provides GSM with the option to purchase the Facility during the lease term at a price equal to the fair market value thereof, and requires GSM to be responsible for taxes, utilities, maintenance and insurance with respect to the Facility.

Director Independence

Greystone has determined that Messrs. LeBarre and Rosene are "independent" within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.  Because of the small size of Greystone’s Board of Directors, it has not established any committees.  Rather, the entire Board acts as, and performs the same functions as, the audit committee, compensation committee and nominating committee.  Mr. Kruger is not considered "independent" within the meaning of Rule 4200(a)(15) of the NASDAQ listing standards.

Item 14.   Principal Accounting Fees and Services.

The following is a summary of the fees billed to Greystone by HoganTaylor LLP, Greystone's independent registered public accounting firm, for professional services rendered for the fiscal years ended May 31, 2012 and May 31, 2011:

Fee Category	Fiscal 2012 Fees	Fiscal 2011 Fees

Audit Fees(1)	$113,000	$92,000
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	0	0

Total Fees	$113,000	$92,000
________________________
(1)Audit Fees consist of aggregate fees billed for professional services rendered for the audit of Greystone's annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements during the fiscal years ended May 31, 2012 and May 31, 2011, respectively.

The entire Board of Directors of Greystone is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm and approves in advance any services to be performed by the independent registered public accounting firm, whether audit-related or not.  The entire Board of Directors reviews each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent registered public accounting firm.  All of the fees shown above were pre-approved by the entire Board of Directors.

PART IV

Item 15.	Exhibits, Financial Statement Schedules.

(a)	(1) Consolidated Financial Statements

The financial statements required under this item are included in Item 8 of Part II.

(2)           Schedules

None.

(3)           Exhibits

Exhibit No.	Description
2.1
Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware corporation, into PalWeb Oklahoma Corporation, an Oklahoma corporation, filed with the Delaware Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 2.1 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

2.2
Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware corporation, into PalWeb Oklahoma Corporation, an Oklahoma corporation, filed with the Oklahoma Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 2.2 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

3.1
Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 3.1 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

3.2
Bylaws of PalWeb Oklahoma Corporation as adopted on May 2, 2002 (incorporated herein by reference to Exhibit 3.2 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

Exhibit No.	Description
4.1	Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002 (included in Exhibit 3.1).
4.2
Certificate of the Designation, Preferences, Rights and Limitations of PalWeb Corporation's Series 2003 Cumulative Convertible Senior Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Greystone's Form 8-K dated September 8, 2003, which was filed with the SEC on September 23, 2003).

4.3
Certificate of Ownership and Merger Merging Greystone Logistics, Inc., into PalWeb Corporation filed with the Oklahoma Secretary of State on March 18, 2005 (incorporated herein by reference to Exhibit 4.1 of Greystone's Form 8-K dated March 18, 2005, which was filed with the SEC on March 24, 2005).

10.1**
Form of Indemnity Agreement between Members of the Board of Directors and PalWeb Corporation (incorporated herein by reference to Exhibit 10.30 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.2**
Indemnity Agreement by and between The Union Group, Inc., and Cabec Energy Corp. dated August 31, 1998 (incorporated herein by reference to Exhibit 10.6 of Amendment No. 3 to Greystone's Form 10-KSB, which was filed on May 2, 2000).

10.3**
Amended and Restated Stock Option Plan (incorporated herein by reference to Exhibit 10.32 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.4**
Form of Non-Qualified Stock Option Agreement (incorporated herein by reference to Exhibit 99.8 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

10.5**
Form of Incentive Stock Option Agreement (incorporated herein by reference to Exhibit 99.9 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

10.6**
Form of Nonemployee Director Stock Option Agreement (incorporated herein by reference to Exhibit 99.10 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

Exhibit No.	Description
10.7 **
Form of Employee Director Incentive Stock Option Agreement (incorporated herein by reference to Exhibit 10.36 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.8**
Employment Agreement between PalWeb Corporation and Warren Kruger dated August 13, 2003 (incorporated herein by reference to Exhibit 10.35 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2004, which was filed with the SEC on August 30, 2004).

10.9
Loan Agreement dated March 4, 2005, by and among Greystone Manufacturing, L.L.C., GLOG Investment, L.L.C., The F&M Bank & Trust Company and PalWeb Corporation (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.10
Security Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.4 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.11
Mortgage Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.5 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.12	Guaranty of PalWeb Corporation dated March 4, 2005 (incorporated herein by reference to Exhibit 10.6 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).
10.13
Industrial Lease dated as of July 1, 2004, by and between Greystone Properties, LLC, and Greystone Manufacturing, L.L.C. (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 10-QSB for the Quarterly Period Ended February 28, 2005, which was filed with the SEC on April 20, 2005).

Exhibit No.	Description
10.14
Promissory Note dated as of December 15, 2005 in the amount of $2,066,000 issued by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. to Robert B. Rosene, Jr. (incorporated herein by reference to Exhibit 10.2 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.15
Promissory Note dated as of December 15, 2005 in the amount of $527,716 issued by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. to Warren F. Kruger, Jr. (incorporated herein by reference to Exhibit 10.3 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.16
Security Agreement dated as of December 15, 2005 by and between Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. and Robert B. Rosene, Jr. relating to Promissory Note in the amount of $2,066,000 (incorporated herein by reference to Exhibit 10.5 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.17
Security Agreement dated as of December 15, 2005 by and between Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. and Warren F. Kruger, Jr. relating to Promissory Note in the amount of $527,716 (incorporated herein by reference to Exhibit 10.6 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.18
Yorktown Management & Financial Services, LLC Molds, Grinder, Ancillary Resin Handling Equipment, Bumper Contract, Raw Materials and Finished Goods Inventory Purchase Agreement and Bill of Sale dated as of February 7, 2007, by and between Greystone Logistics, Inc. and Yorktown Management & Financial Services, LLC (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 8-K dated February 7, 2007, which was filed with the SEC on February 27, 2007).

10.19
Pallet Molds Lease Agreement dated as of February 7, 2007, by and between Greystone Manufacturing, LLC and Yorktown Management & Financial Services, LLC (incorporated herein by reference to Exhibit 10.2 of Greystone's Form 8-K dated February 7, 2007, which was filed with the SEC on February 27, 2007).

Exhibit No.	Description
10.20
Real Property Sale and Lease Agreement between Greystone Manufacturing, L.L.C. and Greystone Real Estate, L.L.C., dated January 18, 2011 (incorporated herein by reference to Exhibit 10.1 of Greystone’s Form 10-Q for the period ended February 28, 2011, which was filed on April 19, 2011).

10.21	2011 Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.1 to Greystone’s Form 8-K/A filed on September 2, 2011).
10.22
Promissory Note dated March 15, 2011, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.2 to Greystone’s Form 8-K/A filed on September 2, 2011).

10.23	Second 2011 Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.3 to Greystone’s Form 8-K/A filed on September 2, 2011).
10.24
Third Amendment to Loan Agreement dated March 5, 2005 (incorporated herein by reference to Exhibit 10.1 to Greystone’s Form 10-Q for the period ended August 31, 2011, which was filed on October 24, 2011).

10.25**	Amendment to Greystone’s Amended and Restated Stock Option Plan (submitted herewith).
11.1	Computation of Income Per Share is in Note 1 in the Notes to the Financial Statements.
21.1	Subsidiaries of Greystone Logistics, Inc. (submitted herewith).
23.1	Consent of HoganTaylor LLP (submitted herewith).
31.1
Certification of Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

31.2
Certification of Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).
32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

**           Management contract or compensatory plan or arrangement required to be filed as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREYSTONE LOGISTICS, INC.
(Registrant)

Date: September 14, 2012	/s/ Warren F. Kruger
Warren F. Kruger
Director, President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: September 14, 2012	/s/ Warren F. Kruger
Warren F. Kruger
Director, President and Chief Executive Officer
(Principal Executive Officer)

Date: September 14, 2012	/s/ Robert B. Rosene, Jr.
Robert B. Rosene, Jr., Director

Date: September 14, 2012	/s/ Larry J. LeBarre
Larry J. LeBarre, Director

Date: September 14, 2012	/s/ William W. Rahhal
William W. Rahhal, Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Index to Exhibits

Exhibit No.	Description
2.1
Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware corporation, into PalWeb Oklahoma Corporation, an Oklahoma corporation, filed with the Delaware Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 2.1 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

2.2
Certificate of Ownership and Merger Merging PalWeb Corporation, a Delaware corporation, into PalWeb Oklahoma Corporation, an Oklahoma corporation, filed with the Oklahoma Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 2.2 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

3.1
Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002 (incorporated herein by reference to Exhibit 3.1 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

3.2
Bylaws of PalWeb Oklahoma Corporation as adopted on May 2, 2002 (incorporated herein by reference to Exhibit 3.2 of Greystone's Form 8-K12G3 dated May 2, 2002, which was filed with the SEC on May 24, 2002).

4.1	Certificate of Incorporation of PalWeb Oklahoma Corporation filed with the Oklahoma Secretary of State on May 2, 2002 (included in Exhibit 3.1).
4.2
Certificate of the Designation, Preferences, Rights and Limitations of PalWeb Corporation's Series 2003 Cumulative Convertible Senior Preferred Stock (incorporated herein by reference to Exhibit 4.1 of Greystone's Form 8-K dated September 8, 2003, which was filed with the SEC on September 23, 2003).

4.3
Certificate of Ownership and Merger Merging Greystone Logistics, Inc., into PalWeb Corporation filed with the Oklahoma Secretary of State on March 18, 2005 (incorporated herein by reference to Exhibit 4.1 of Greystone's Form 8-K dated March 18, 2005, which was filed with the SEC on March 24, 2005).

Exhibit No.	Description
10.1**
Form of Indemnity Agreement between Members of the Board of Directors and PalWeb Corporation (incorporated herein by reference to Exhibit 10.30 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.2**
Indemnity Agreement by and between The Union Group, Inc., and Cabec Energy Corp. dated August 31, 1998 (incorporated herein by reference to Exhibit 10.6 of Amendment No. 3 to Greystone's Form 10-KSB, which was filed on May 2, 2000).

10.3**
Amended and Restated Stock Option Plan (incorporated herein by reference to Exhibit 10.32 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.4**
Form of Non-Qualified Stock Option Agreement (incorporated herein by reference to Exhibit 99.8 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

10.5**
Form of Incentive Stock Option Agreement (incorporated herein by reference to Exhibit 99.9 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

10.6**
Form of Nonemployee Director Stock Option Agreement (incorporated herein by reference to Exhibit 99.10 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2001, which was filed with the SEC on September 13, 2001).

10.7 **
Form of Employee Director Incentive Stock Option Agreement (incorporated herein by reference to Exhibit 10.36 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2002, which was filed with the SEC on September 13, 2002).

10.8**
Employment Agreement between PalWeb Corporation and Warren Kruger dated August 13, 2003 (incorporated herein by reference to Exhibit 10.35 of Greystone's Form 10-KSB for the Fiscal Year Ended May 31, 2004, which was filed with the SEC on August 30, 2004).

Exhibit No.	Description
10.9
Loan Agreement dated March 4, 2005, by and among Greystone Manufacturing, L.L.C., GLOG Investment, L.L.C., The F&M Bank & Trust Company and PalWeb Corporation (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.10
Security Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.4 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.11
Mortgage Agreement dated March 4, 2005, by and between Greystone Manufacturing, L.L.C., and The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.5 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).

10.12	Guaranty of PalWeb Corporation dated March 4, 2005 (incorporated herein by reference to Exhibit 10.6 of Greystone's Form 8-K dated March 4, 2005, which was filed with the SEC on March 10, 2005).
10.13
Industrial Lease dated as of July 1, 2004, by and between Greystone Properties, LLC, and Greystone Manufacturing, L.L.C. (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 10-QSB for the Quarterly Period Ended February 28, 2005, which was filed with the SEC on April 20, 2005).

10.14
Promissory Note dated as of December 15, 2005 in the amount of $2,066,000 issued by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. to Robert B. Rosene, Jr. (incorporated herein by reference to Exhibit 10.2 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.15
Promissory Note dated as of December 15, 2005 in the amount of $527,716 issued by Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. to Warren F. Kruger, Jr. (incorporated herein by reference to Exhibit 10.3 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

Exhibit No.	Description
10.16
Security Agreement dated as of December 15, 2005 by and between Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. and Robert B. Rosene, Jr. relating to Promissory Note in the amount of $2,066,000 (incorporated herein by reference to Exhibit 10.5 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.17
Security Agreement dated as of December 15, 2005 by and between Greystone Logistics, Inc. and Greystone Manufacturing, L.L.C. and Warren F. Kruger, Jr. relating to Promissory Note in the amount of $527,716 (incorporated herein by reference to Exhibit 10.6 of Greystone's Form 10-QSB for the Quarterly Period Ended November 30, 2005, which was filed with the SEC on January 17, 2006).

10.18
Yorktown Management & Financial Services, LLC Molds, Grinder, Ancillary Resin Handling Equipment, Bumper Contract, Raw Materials and Finished Goods Inventory Purchase Agreement and Bill of Sale dated as of February 7, 2007, by and between Greystone Logistics, Inc. and Yorktown Management & Financial Services, LLC (incorporated herein by reference to Exhibit 10.1 of Greystone's Form 8-K dated February 7, 2007, which was filed with the SEC on February 27, 2007).

10.19
Pallet Molds Lease Agreement dated as of February 7, 2007, by and between Greystone Manufacturing, LLC and Yorktown Management & Financial Services, LLC (incorporated herein by reference to Exhibit 10.2 of Greystone's Form 8-K dated February 7, 2007, which was filed with the SEC on February 27, 2007).

10.20
Real Property Sale and Lease Agreement between Greystone Manufacturing, L.L.C. and Greystone Real Estate, L.L.C., dated January 18, 2011 (incorporated herein by reference to Exhibit 10.1 of Greystone’s Form 10-Q for the period ended February 28, 2011, which was filed on April 19, 2011).

10.21	2011 Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.1 to Greystone’s Form 8-K/A filed on September 2, 2011).

Exhibit No.	Description
10.22
Promissory Note dated March 15, 2011, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.2 to Greystone’s Form 8-K/A filed on September 2, 2011).

10.23	Second 2011 Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.3 to Greystone’s Form 8-K/A filed on September 2, 2011).
10.24
Third Amendment to Loan Agreement dated March 5, 2005 (incorporated herein by reference to Exhibit 10.1 to Greystone’s Form 10-Q for the period ended August 31, 2011, which was filed on October 24, 2011).

10.25**	Amendment to Greystone’s Amended and Restated Stock Option Plan (submitted herewith).
11.1	Computation of Income Per Share is in Note 1 in the Notes to the Financial Statements.
21.1	Subsidiaries of Greystone Logistics, Inc. (submitted herewith).
23.1	Consent of HoganTaylor LLP (submitted herewith).
31.1
Certification of Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

31.2
Certification of Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).
32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

**           Management contract or compensatory plan or arrangement required to be filed as an exhibit to this report.

Index to Financial Statements

CONSOLIDATED FINANCIAL STATEMENTS OF GREYSTONE LOGISTICS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
Greystone Logistics, Inc.

We have audited the consolidated balance sheets of Greystone Logistics, Inc. and subsidiaries as of May 31, 2012 and 2011, and the related consolidated statements of operations, changes in deficit, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Greystone Logistics, Inc. as of May 31, 2012 and 2011, and the consolidated results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

/s/ HoganTaylor LLP

Tulsa, Oklahoma
September 14, 2012

Greystone Logistics, Inc. and Subsidiaries
Consolidated Balance Sheets

	May 31,
	2012	2011
Assets
Current Assets:
Cash	$194,400	$169,420
Accounts receivable -
Trade, net of allowance for doubtful accounts of $50,000
and $75,000 for 2012 and 2011, respectively	2,715,893	1,769,387
Related parties	—	652,402
Inventory	956,638	543,557
Prepaid expenses	45,090	70,990
Total Current Assets	3,912,021	3,205,756

Property and Equipment, net of accumulated depreciation	7,798,178	7,713,608

Deferred Tax Asset	585,000	—

Other Assets	86,454	100,693

Total Assets	$12,381,653	$11,020,057

Liabilities and Deficit
Current Liabilities:
Current portion of long-term debt	$1,286,312	$3,937,581
GLOG Investment, L.L.C., current portion of long-term debt	—	135,173
Advances payable - related party	—	725,080
Accounts payable and accrued expenses	2,581,787	1,927,162
Accounts payable and accrued expenses - related parties	1,285,714	1,621,838
Preferred dividends payable	2,924,108	—
Total Current Liabilities	8,077,921	8,346,834

Long-Term Debt, net of current portion	10,757,561	8,811,243
Long-Term Debt of Variable Interest Entities, net of current
portion, GLOG Investment, L.L.C.	—	3,566,971

Deficit:
Preferred stock, $0.0001 par value, cumulative, 20,750,000
shares authorized, 50,000 shares issued and outstanding,
liquidation preference of $5,000,000	5	—
Common stock, $0.0001 par value, 5,000,000,000 shares
authorized, 26,111,201 shares issued and outstanding	2,611	2,611
Additional paid-in capital	53,089,293	48,089,298
Accumulated deficit	(60,586,143)	(62,297,986)
Total Greystone Stockholders' Deficit	(7,494,234)	(14,206,077)
Non-controlling interest	1,040,405	4,501,086
Total Deficit	(6,453,829)	(9,704,991)

Total Liabilities and Deficit	$12,381,653	$11,020,057

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Statements of Operations

	For the Year Ended May 31,
	2012	2011

Sales	$24,157,590	$20,501,824

Cost of Sales	19,227,739	18,357,836

Gross Profit	4,929,851	2,143,988

General, Selling and Administrative Expenses	1,992,679	1,920,649

Operating Income	2,937,172	223,339

Other Income (Expense):
Other income (expense)	(133,409)	15,157
Interest expense	(897,113)	(1,085,700)
Total Other Expense, net	(1,030,522)	(1,070,543)

Income before Income Taxes	1,906,650	(847,204)
Benefit (Provision) from Income Taxes	585,000	—
Net Income (Loss)	2,491,650	(847,204)

(Income) Loss Attributable to Variable Interest Entities, net	(146,190)	77,109

Preferred Dividends	(242,192)	—

Net Income (Loss) Attributable to Common Stockholders	$2,103,268	$(770,095)

Income (Loss) Per Share of Common Stock -
Basic and Diluted	$0.08	$(0.03)

Weighted Average Shares of Common Stock Outstanding -
Basic and Diluted	26,111,201	26,111,201

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Statements of Changes in Deficit

	Preferred Stock		Common Stock		Additional Paid-in	Accumulated	Total Greystone Stockholders'	Variable Interest	Total
	Shares	Amount	Shares	Amount	Capital	Deficit	Deficit	Entities	Deficit
Balances, May 31, 2010	50,000	$5	26,111,201	$2,611	$53,017,317	$(61,527,891)	$(8,507,958)	$826,422	(7,681,536)

Adjustment for consolidating variable interest entities	(50,000)	(5)	—	—	(4,999,995)	—	(5,000,000)	3,458,517	(1,541,483)

Capital contributions	—	—	—	—	—	—	—	293,256	293,256

Stock based compensation	—	—	—	—	71,976	—	71,976	—	71,976

Net loss	—	—	—	—	—	(770,095)	(770,095)	(77,109)	(847,204)

Balances, May 31, 2011	—	—	26,111,201	2,611	48,089,298	(62,297,986)	(14,206,077)	4,501,086	(9,704,991)

Adjustment for deconsolidating variable interest entities	50,000	5	—	—	4,999,995	(391,425)	4,608,575	(3,618,199)	990,376

Capital contributions	—	—	—	—	—	—	—	75,000	75,000

Cash distributions	—	—	—	—	—	—	—	(63,672)	(63,672)

Preferred dividends	—	—	—	—	—	(242,192)	(242,192)	—	(242,192)

Net income	—	—	—	—	—	2,345,460	2,345,460	146,190	2,491,650

Balances, May 31, 2012	50,000	$5	26,111,201	$2,611	$53,089,293	$(60,586,143)	$(7,494,234)	$1,040,405	$(6,453,829)

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
 Consolidated Statements of Cash Flows

	For the Year Ended May 31,
	2012	2011
Cash Flows from Operating Activities:
Net Income (Loss)	$2,491,650	$(847,204)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities
Depreciation and amortization	1,165,795	1,015,561
Increase in deferred tax asset	(585,000)	—
Loss on disposition of equipment	131,500	—
Stock based compensation	—	71,976
Changes in accounts receivable	(919,284)	(816,629)
Changes in inventory	(413,081)	106,386
Changes in prepaid expenses	25,900	(2,317)
Changes in accounts payable and accrued expenses	321,709	587,461
Other	(2,640)	1,095
Net cash provided by operating activities	2,216,549	116,329

Cash Flows from Investing Activities:
Purchase of property and equipment	(801,960)	(1,171,849)
Debt issue costs	—	(18,727)
Net cash used in investing activities	(801,960)	(1,190,576)

Cash Flows from Financing Activities:
Proceeds from notes and advances payable to related parties	—	500,000
Payments on notes and advances payable to related parties	(99,900)	(626,501)
Proceeds from long-term debt	—	425,000
Payments on notes and advances payable	(1,301,037)	(2,043,326)
Proceeds from long-term of variable interest entities	—	3,908,372
Payments on long-term debt by variable interest entities	—	(1,376,883)
Capital contributions by variable interest entity	75,000	293,256
Dividends paid by variable interest entity	(63,672)	—
Net cash provided by (used in) financing activities	(1,389,609)	1,079,918

Net Increase in Cash	24,980	5,671
Cash, beginning of year	169,420	163,749

Cash, end of year	$194,400	$169,420

Supplemental Information (Note 11)

The accompanying notes are an integral part of these consolidated financial statements

Greystone Logistics, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
May 31, 2012 and 2011

Note 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

Greystone Logistics, Inc. ("Greystone"), through its two wholly-owned subsidiaries, Greystone Manufacturing, LLC ("GSM") and Plastic Pallet Production, Inc. ("PPP"), is engaged in the manufacture and marketing of plastic pallets and pelletized recycled plastic resin.
Principles of Consolidation

The consolidated financial statements include the accounts of Greystone, its subsidiaries and entities required to be consolidated by the accounting guidance for variable interest entities (“VIE”).  All material intercompany accounts and transactions have been eliminated.

Greystone consolidates its VIEs, Greystone Real Estate, L.L.C. (“GRE”) and, until its liquidation effective August 31, 2011, GLOG Investment, L.L.C. (“GLOG”).  GRE is owned by Warren F. Kruger, president and CEO, and Robert B. Rosene, Jr., a member of Greystone’s board of directors.  GLOG was owned by Messrs. Kruger and Rosene prior to its dissolution.

Use of Estimates

The preparation of Greystone's financial statements in conformity with accounting principles generally accepted in the United States of America requires Greystone's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes.  Actual results could differ materially from those estimates.

Accounts Receivable and Allowance for Doubtful Accounts

Greystone carries its accounts receivable at their face value less an allowance for doubtful accounts.  On a periodic basis, Greystone evaluates its accounts receivable and establishes an allowance for doubtful accounts based on a combination of specific customer circumstances and credit conditions and based on a history of collections. Based on periodic reviews of outstanding accounts receivable, Greystone writes off balances deemed to be uncollectible against the allowance for doubtful accounts.

Inventory

Inventory consists of finished pallets and raw materials and is stated at the lower of average cost or market value.

Property, Plant and Equipment

Greystone's property, plant and equipment is stated at cost.  Depreciation expense is computed on the straight-line method over the estimated useful lives, as follows:

Plant buildings	39 years
Production machinery and equipment	5-10 years
Office equipment & furniture & fixtures	3-5 years

Upon sale, retirement or other disposal, the related costs and accumulated depreciation of items of property, plant or equipment are removed from the related accounts and any gain or loss is recognized.  When events or changes in circumstances indicate that assets may be impaired, an evaluation is performed comparing the estimated future undiscounted cash flows associated with the asset to the asset’s carrying amount. If the asset carrying amount exceeds the cash flows, a write-down to fair value is required.

Patents

Amortization expense for the costs incurred by Greystone to obtain the patents on the modular pallet system and accessories is computed on the straight-line method over the estimated life of 15 years.

Stock Options

The grant-date fair value of stock options and other equity-based compensation issued to employees is amortized over the vesting period of the award as compensation cost.  The fair value of new option grants is estimated using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for use in estimating the fair value of traded options, which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including the expected stock price volatility, dividend yields and expected holding periods.

Recognition of Revenues

Greystone’s sales agreements to customers other than its primary customer generally provide for risk of loss to pass to the customers upon shipment from Greystone’s plant in Bettendorf, Iowa.  Revenue is recognized for these customers at date of shipment.

Greystone’s agreement with its major customer provides that (1) risk of loss or damages for product in transit remain with Greystone or (2) product is subject to approval at the buyer’s premises.  Accordingly, Greystone recognizes revenue when product has been delivered to the customer’s sites and risk of loss has passed to the customer.

For sales to all customers, cost of goods sold is recognized when the related revenue is recognized.

Income Taxes

Greystone accounts for income taxes under the liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statements and tax bases of assets and liabilities and tax loss carryforwards using enacted tax rates in effect for the year in which the differences are expected to reverse.

Earnings Per Share

Basic earnings per share is computed by dividing the earnings available to common stockholders by the weighted average number of common shares outstanding for the year. In arriving at income available to common stockholders, preferred stock dividends are deducted from net income for the year. For fiscal years 2012 and 2011, convertible preferred stock and stock options are not considered as their effect is antidilutive.

The following securities were not included in the computation of diluted earnings per share for the fiscal years ended May 31, 2012 and 2011 as their effect would have been antidilutive:

	2012	2011
Options to purchase common stock	1,400,000	1,940,000
Convertible preferred stock	3,333,334	—

	4,733,334	1,940,000

Note 2.    INVENTORY

Inventory consists of the following as of May 31:

	2012	2011
Raw materials	$593,225	$171,104
Finished pallets	363,413	372,453

Total Inventory	$956,638	$543,557

Note 3.    PROPERTY, PLANT AND EQUIPMENT

A summary of the property, plant and equipment for Greystone is as follows, as of May 31:

	2012	2011
Production machinery and equipment	$10,121,006	$8,899,389
Building and land	4,663,339	4,663,339
Leasehold improvements	188,124	188,124
Furniture and fixtures	161,592	149,723
	15,134,061	13,900,575

Less: Accumulated depreciation	(7,335,883)	(6,186,967)

Net Property, Plant and Equipment	$7,798,178	$7,713,608

Production machinery and equipment includes equipment in the amount of $610,629 that had not been placed into service as of May 31, 2012.  Building and land are owned by a variable interest entity for which the net book value is $3,707,653 at May 31, 2012.

Depreciation expense for the years ended May 31, 2012 and 2011 is $1,148,916 and $1,003,446, respectively.

See Note 6, Related Party Transactions, for a discussion of a sale and leaseback transaction of Greystone’s building to GRE.

Note 4.    OTHER ASSETS

Other assets consist of the following as of May 31:

	2012	2011
Patents	$190,739	$190,739
Debt issue costs	18,726	18,726
Accumulated amortization	(127,829)	(110,950)
Customer deposits	4,818	2,178

Total Other Assets	$86,454	$100,693

Amortization of intangibles was $16,879 and $12,115 for 2012 and 2011, respectively.   Future amortization will be $16,327 per year for the next five fiscal years.

Note 5.    LONG-TERM DEBT

Long-term debt consists of the following as of May 31:

	2012	2011
Note payable to F&M Bank & Trust Company,
prime rate of interest not less than 4.5%, due
March 13, 2014, monthly principal payments of
$72,593 plus interest	$5,226,665	$5,952,591

Note payable by variable interest entity to F&M
Bank & Trust Company, prime rate of interest
but not less than 4.75%, due March 15, 2014,
monthly installments of $35,512, secured by
buildings and land	3,623,070	3,866,827

Capitalized lease payable, due August 15, 2016,
5% interest, monthly payments of $10,625 plus
$0.50 per pallet for monthly sales in excess of 12,500	481,597	—

Note payable to BancFirst, prime rate of interest
plus 1%, due June 2012, secured by equipment	8,047	181,771

Note payable to Robert Rosene, 7.5% interest,
due January 15, 2014	2,066,000	2,066,000

Note payable to Warren Kruger, 7.5% interest,
due January 15, 2014	527,716	527,716

Other notes payable	110,778	153,919
	12,043,873	12,748,824
Less: Current portion	(1,286,312)	(3,937,581)

Long-term Debt	$10,757,561	$8,811,243

At May 31, 2011, GLOG, a variable interest entity had a note payable to The F&M Bank & Trust Company, 4.5% interest, monthly installments of $24,917 and due March 15, 2014.  GLOG was dissolved effective August 31, 2011 and, accordingly, removed from the consolidation of Greystone effective September 1, 2011. The balance outstanding at May 31, 2011 was $3,702,144 of which $135,173 was the current portion.

The prime rate of interest as of May 31, 2012 was 3.25%.

On March 4, 2005, Greystone entered into a loan agreement (the “F&M Loan Agreement”) with GLOG and The F&M Bank & Trust Company ("F&M”), which, among other things, sets forth certain terms applicable to a $1,500,000 revolving loan extended by F&M to GSM on or about December 18, 2004 and a new $5,500,000 term loan extended by F&M to GSM on March 4, 2005.    GLOG, an entity owned by Warren F. Kruger, President and CEO and a director, and Robert B. Rosene, Jr., a director, was a party to the F&M Loan Agreement for the sole purpose of securing the funds necessary to purchase 50,000 shares of Greystone's 2003 preferred stock. On March 28, 2011, two amendments (collectively, the “2011 Amendments”) to the F&M Loan Agreement were executed.  The 2011 Amendments (a) have an effective date of March 15, 2011, (b) cause all of GSM’s accrued debt under the F&M Loan Agreement plus an additional $300,000 to be transferred into a single term loan facility, with such facility being in the aggregate principal amount of $6,097,776 and having a maturity date of March 13, 2014, (c) renew GLOG’s obligations under the F&M Loan Agreement in the principal amount of $3,722,155 until March 15, 2014, (d) provide for cross-collateralization and cross-default among property and debts of GSM, GLOG and GRE, an entity owned by Messrs. Kruger and Rosene, (e) impose certain guaranty requirements on Messrs. Kruger and Rosene, and (f) add to the F&M Loan Agreement certain financial covenants, reporting requirements and other provisions that are customary in such types of agreements including a restriction on dividends to the preferred and common stockholders. Financial covenants include compliance with funded debt to EBITDA, earnings before interest depreciation and amortization, and debt service coverage ratios.  Calculation of these ratios includes GSM, Yorktown, GLOG, GRE and Warren Kruger individually.

In addition to the cross-collateralization provisions of the 2011 Amendments, Greystone's obligations are secured by a lien in favor of F&M on substantially all of GSM's assets pursuant to the terms of a security agreement.  Also, pursuant to the terms of a guaranty agreement, Greystone guaranteed GSM's performance and payment under the notes.  In addition, in order to induce F&M to enter into the F&M Loan Agreement, Messrs. Kruger and Rosene entered into a limited guaranty agreement with F&M and Mr. Rosene entered into a pledge agreement with F&M.

Effective as of August 31, 2011, Warren Kruger, Robert Rosene, Jr., F&M, GSM and GLOG entered into an amendment (the “Third Amendment”) to the Loan Agreement.  The Third Amendment (a) causes all of GLOG’s rights and obligations under the Loan Agreement to be transferred to  Messrs. Kruger and Rosene, (b) affirms the cross-collateralization and cross-default provisions of the Loan Agreement among property and debts of GSM, GLOG and GRE, (c) amends the cross-collateralization and cross-default provisions of the Loan Agreement to include Messrs. Kruger and Rosene as replacements for GLOG, (d) amends certain financial covenants of the Loan Agreement, and (e) includes certain other provisions that are customary in such types of agreements.  The Third Amendment was a result of GLOG distributing its assets to its members, Messrs. Kruger and Rosene, and subsequently being dissolved.

Maturities of Greystone’s long-term debt for the five years after May 31, 2012 are $1,286,312, $3,890,053, $3,906,073, $419,668 and $2,541,767.

Note 6.   RELATED PARTY TRANSACTIONS

Transactions with Warren F. Kruger, Chairman

Yorktown Management & Financial Services, LLC (“Yorktown”), an entity wholly owned by Greystone’s CEO and President, owns the grinding equipment Greystone uses to grind raw material for Greystone’s pallet production. The raw material is purchased by Yorktown which invoices Greystone for Yorktown’s cost plus a grinding fee of $0.04 per pound. During fiscal years 2012 and 2011, GSM’s raw material purchases from Yorktown totaled approximately $3,911,000 and $2,966,000, respectively, pursuant to this arrangement.

GSM pays rents to Yorktown as follows: (i) certain pallet molds at the rate of $1.00 per pallet of which approximately $38,000 and $44,000 was paid in fiscal years 2012 and 2011, respectively, (ii) office rent at the rate of $1,500 per month and (iii) equipment used for heavy lifting of which $73,200 was paid in each of fiscal years 2012 and 2011.  The lease for the heavy-lifting equipment ended February 29, 2012 and the equipment continues to be leased on a month-to-month basis.

Yorktown and GSM have an agreement for purchase, processing and selling pelletized recycled plastic resin.  Yorktown purchases the raw material and provides the pelletizing equipment and GSM supplies the labor and operating overhead.  Upon shipment to customers, Yorktown invoices GSM for the cost of the raw material. GSM invoices customers recognizing revenue and accruing profit-sharing expense to Yorktown at 40% of the gross profit, defined as revenue less cost of material and sales commissions of 2.5%.  Yorktown’s profit share of the resin sales for fiscal years 2012 and 2011 was approximately $168,000 and $359,000, respectively.

Effective December 15, 2005, Greystone entered into a loan agreement with Warren Kruger to convert $527,716 of advances due him into a note payable at 7.5% interest and Mr. Kruger has waived payment of interest and principal thereon until January 15, 2014. Greystone accrues interest on advances and note payable to Mr. Kruger at the rate of 7.5% per year.  Interest accrued in fiscal years 2012 and 2011 was $137,543 and $133,654, respectively. At May 31, 2012, a note payable of $527,716, advances of $625,180 and accrued interest of $699,399 were due to Mr. Kruger or to entities owned or controlled by him.

Greystone also pays the labor and certain other costs on behalf of Yorktown’s Tulsa, Oklahoma grinding operation.  These costs are invoiced to Yorktown on a monthly basis.

Greystone pays advances to Yorktown in recognition of the amounts owed pursuant to the aforementioned agreements.  As of May 31, 2012, net advances to Yorktown totaled $1,883,922.  Mr. Kruger has agreed that, if necessary, the amounts due Greystone should be offset against the amounts that Greystone owes him or Yorktown.  At May 31, 2012, the offset against the net advances is the combined total of (i) the accrued interest of $699,399 payable to Mr. Kruger, (ii) advances payable to Mr. Kruger of $625,180 and (iii) an account payable of $720,000 for deferred compensation payable to Mr. Kruger.

Pursuant to Mr. Kruger’s employment contract with Greystone, he is entitled to be paid an annual salary of $240,000.  However, effective November 2006, Mr. Kruger voluntarily elected to temporarily defer the payment of half of such salary. Effective June 1, 2012, Greystone resumed payment of the full salary to Mr. Kruger.

Transactions with Robert B. Rosene, Jr., Director

Effective December 15, 2005, Greystone entered into a loan agreement with Mr. Rosene to convert $2,066,000 of the advances into a note payable at 7.5% interest and Mr. Rosene has waived the payment of principal and accrued interest thereon until January 15, 2014. Mr. Rosene loaned $500,000 to Greystone which was repaid in April, 2011. Greystone has accrued interest on the loans in the amounts of $244,032 and $244,402 in fiscal years 2012 and 2011, respectively. Accrued interest due to Mr. Rosene at May 31, 2012 is $1,285,714.

Transactions with Larry J. LeBarre, Director

Effective January 1, 2009, Greystone entered into a lease agreement with an entity owned by Mr. LeBarre to rent certain equipment to produce mid-duty pallets with a minimum monthly commitment of $25,000.  The lease has a term of one year with the option of renewing or terminating the lease at the end of each year.  The lease was renewed for another year effective January 1, 2012.  Lease payments were $300,000 for each of fiscal years 2012 and 2011.

Note 7.    FEDERAL INCOME TAXES

Deferred taxes as of May 31, 2012 and 2011 are as follows:

	2012	2011
Net operating loss carryforward	$2,548,931	$2,660,986
Depreciation and amortization, financial
reporting in excess of tax	617,466	974,808
Deferred compensation accrual	244,800	210,800
Allowance for doubtful accounts	17,000	25,500
	3,428,197	3,872,094
Valuation allowance	(2,843,197)	(3,872,094)

Net Deferred Tax Asset	$585,000	$—

In assessing the reliability of deferred tax assets, management considers the likelihood of whether it is more likely than not the net deferred tax asset will be realized. Based on this evaluation, management has provided a valuation allowance which allows for the estimated tax benefit to be realized in fiscal year 2013 and for the full amount of the net deferred tax asset for May 31, 2012 and 2011, respectively.

The net change in deferred taxes for the year ended May 31, 2012 and 2011 is as follows:

	2012	2011
Net operating loss	$(112,055)	$296,418
Depreciation and amortization, financial
reporting in excess of tax	(357,342)	(202,218)
Deferred compensation accrual	34,000	40,800
Allowance for doubtful accounts	(8,500)	25,500
Valuation allowance	1,028,897	(160,500)

Total	$585,000	$—

Greystone's provision (benefit) for income taxes for the years ended May 31, 2012 and 2011 differs from the federal statutory rate as follows:

	2012	2011
Tax provision (benefit) using statutory rates	$648,261	$(288,050)
Net change in valuation allowance	(1,028,897)	160,500
Net operating loss	(112,055)	—
Compensation cost of stock options	—	24,472
(Income) loss of variable interest entities	(49,705)	32,194
Other	(42,604)	70,884

Tax benefit per financial statements	$(585,000)	$—

At May 31, 2012, Greystone had a net operating loss (NOL) for Federal income tax purposes from inception through May 31, 2005 of $17,693,000 expiring in fiscal year 2013 through fiscal year 2029 of which $2,925,000 is management’s estimate of the usable amount pursuant to Internal Revenue Code Section 382. The limitation is due to a change in control of Greystone during the fiscal year ended May 31, 2005. The utilization of NOL’s accumulated through fiscal year 2005 is limited to approximately $225,000 per year.

	NOL Carryforward	Year Expiring
Cumulative as of May 31, 2005	$2,925,000	2013 - 2025
Year ended May 31, 2006	1,673,534	2026
Year ended May 31, 2007	2,151,837	2027
Year ended May 31, 2011	746,484	2021

Greystone is no longer subject to income tax examinations by tax authorities for years prior to fiscal year 2006.

Greystone does not have any uncertain tax positions that could result in a material change to its financial position.

Note 8.    STOCKHOLDERS' EQUITY

Convertible Preferred Stock

In September 2003, Greystone issued 50,000 shares of Series 2003, cumulative, convertible preferred stock, par value $0.0001, for a total purchase price of $5,000,000.  Each share of the preferred stock has a stated value of $100 and a dividend rate equal to the prime rate of interest plus 3.25% and may be converted into common stock at the conversion rate of $1.50 per share or an aggregate of 3,333,333 shares of common stock. The holder of the preferred stock has been granted certain voting rights so that such holder has the right to elect a majority of the Board of Directors of Greystone.

Preferred stock dividends must be fully paid before a dividend on the common stock may be paid.  Dividends in arrears on the preferred stock were $2,924,108 and $2,599,999 as of May 31, 2012 and 2011, respectively.  The holders of the preferred stock waived their rights to compounded interest on unpaid dividends during the period from inception through May 31, 2012.

GLOG was the owner of Greystone’s preferred stock until August 31, 2011 when it was liquidated and the preferred stock was distributed to its owners, Warren Kruger, Greystone’s president and CEO, and Robert Rosene, a member of Greystone’s board of directors.  As a result of the consolidation of GLOG with Greystone at May 31, 2011, GLOG’s investment in the preferred stock and the related dividends receivable are eliminated against Greystone’s equity in the preferred stock and the related accrual of dividends in arrears.

Note 9.    STOCK OPTIONS

Greystone has a stock option plan that provides for the granting of options to key employees and non-employee directors. The options are to purchase common stock at not less than fair market value at the date of the grant.  Effective May 5,2012, Greystone’s board of directors approved the renewal and extension of Greystone’s stock option plan through May 11, 2021 and increased the maximum number of shares of common stock for which options may be granted to 2,500,000 of which 1,075,000 were available for grant at May 31, 2012. Stock options generally expire in ten years from date of grant or upon termination of employment and are generally exercisable one year from date of grant in cumulative annual installments of 25%. Following is a summary of option activity for the two years ended May 31, 2012:

	Number	Weighted Average Exercise Price	Remaining Contractual Life (years)
Total outstanding, May 31, 2011	1,940,000	$0.99
Expired during fiscal year 2012	(540,000)
Total outstanding May 31, 2012	1,400,000	$0.53	1.3
Exercisable, May 31, 2012	1,400,000	$0.53	1.3

Share-based compensation cost was $-0- and $71,976 for fiscal years 2012 and 2011, respectively.  As of May 31, 2012, there was no unrecognized compensation expense related to non-vested share-based options.

Note 10.  FINANCIAL INSTRUMENTS

 The following methods and assumptions are used in estimating the fair-value disclosures for financial instruments:

Accounts Receivable and Accounts Payable:  The carrying amounts reported in the balance sheet for accounts receivable and accounts payable approximate fair value due to the short-term maturity of these instruments.

Long-Term Debt: The carrying amount of loans with floating rates of interest approximate fair value.  Fixed rate loans are valued based on cash flows using estimated rates for comparable loans.  The carrying amounts reported in the balance sheet approximate fair value.

Note 11.  SUPPLEMENTAL INFORMATION OF CASH FLOWS

Supplemental information of cash flows for the years ended May 31:

	2012	2011
Non-cash investing and financing activities:
Preferred dividend accrual	$242,192	$—
Equipment purchased through capital lease	563,026	—
Advances from related party applied against receivables from the related party	625,180	—
Supplemental information:
Interest paid	516,059	722,855
Taxes paid	—	—

Note 12.  CONCENTRATIONS

For the fiscal years ended May 31, 2012 and 2011, one customer accounted for approximately 59% and 56% of sales, respectively. The account receivable from this customer at May 31, 2012 totaled $1,331,326.

Used and damaged pallets are a desirable source of raw material. Greystone purchases pallets from its customers at a price competitive with other sources for the same grade of raw material. Currently, most of the purchases of used and damaged pallets come from Greystone’s major customer. These pallets are recycled and used in the manufacture of pallets. During the latter part of fiscal year 2011, Greystone’s major customer discontinued its use of a particular size of pallet which was replaced by another size of Greystone’s pallets.  Greystone repurchased these discontinued pallets for a contractual price.  Greystone’s willingness to accept the returned pallets has resulted in a surplus of pallets with respect to Greystone’s current production needs.  As of May 31, 2012, Greystone had an account payable to the major customer resulting from this transaction in the amount of approximately $1,658,000 for which the customer has agreed to accept Greystone’s monthly payments of $240,000.

Purchases from this major customer were approximately $3,626,000 and $1,400,000 in fiscal years 2012 and 2011, respectively. The purchases in fiscal year 2012 included $2,158,000 for the discontinued pallets as discussed in the preceding paragraph.

As of the fiscal year ended May 31, 2012 and 2011, Greystone purchased approximately 49% of its raw materials from Yorktown Management & Financial Services LLC, an entity owned by Warren Kruger, Greystone’s Chairman and CEO.   However, the raw materials for Greystone’s products are readily available and may be purchased from other suppliers.

Note 13.  VARIABLE INTEREST ENTITIES

Greystone Real Estate, L.L.C.
GRE, is owned by Warren Kruger, President and CEO, and Robert Rosene, a member of the Board of Directors.  It was created solely to own and lease a building that GSM occupies at 2600 Shoreline Drive, Bettendorf, Iowa. Effective January 18, 2011, GRE acquired from GSM an adjacent building located at 2601 Shoreline Drive, Bettendorf, Iowa, in a sale and leaseback transaction based on an appraised market price of $2,700,000.  In addition, GRE and GSM entered into an amended lease agreement for 2600 Shoreline Drive.  The sale and leaseback and the amended lease terms and conditions are based on ten year leases at appraised market rates with options to purchase at appraised market value. The outstanding mortgage on the buildings is guaranteed by Messrs. Kruger and Rosene.

The building(s), having a carrying value of $3,707,653 and $3,822,445 at May 31, 2012 and 2011, respectively, serve as collateral for GRE’s debt.  The debt had a carrying value of $3,623,070 and $3,866,827 at May 31, 2012 and 2011, respectively.

GLOG Investment, L.L.C.
GLOG was created in March 2005 for the purpose of acquiring from a third party, all of the outstanding Series 2003 Preferred Stock of Greystone.  The owners of GLOG were Messrs. Kruger and Rosene.  Until August 31, 2011, GLOG’s sole asset was the preferred stock with a carrying value of $5,000,000. GLOG’s debt had a carrying value at May 31, 2011 of $3,702,144..

Effective August 31, 2011, GLOG was liquidated, the assets were distributed to the owners and the debt was assumed by the owners.  Accordingly, the entity was deconsolidated effective with the liquidation of the entity.

Note 14.  RETIREMENT PLAN

Greystone sponsors a retirement plan for the benefit of all eligible employees. The retirement plan qualifies under Section 401(k) of the Internal Revenue Code thereby allowing eligible employees to make tax-deferred contributions. The retirement plan provides that Greystone may elect to make employer-matching contributions equal to a percentage of each participant’s voluntary contribution and may also elect to make profit sharing contributions. Greystone has never made any matching or profit sharing contributions to the retirement plan.

Note 15.  SUBSEQUENT EVENT

Effective June 1, 2012, Greystone issued stock options to purchase 2,100,000 shares of common stock to certain of its board of directors, officers and employees and cancelled options to purchase 1,300,000. The new options are for a ten year period and are vested at the rate of 25% per year beginning with the first anniversary of the date of the grant. The cost of the options is valued at $214,000 to be accrued over the vesting period of four years.

ANNEX C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE QUARTERLY PERIOD ENDED February 28, 2013

☐	TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM _________ TO _________

Commission file number        000-26331

GREYSTONE LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Oklahoma	75-2954680
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1613 East 15th Street, Tulsa, Oklahoma 74120

(Address of principal executive offices)     (Zip Code)

(918) 583-7441

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.   Yes ☒      No ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (Section 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to post and submit such files).   Yes ☒      No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☒

Indicate by checkmark whether the registrant is a shell company (as defined in rule 12b-2 of the Exchange Act).    Yes ☐    No ☒

Applicable only to corporate issuers:

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date:     April 10, 2013 - 26,111,201

GREYSTONE LOGISTICS, INC.
FORM 10-Q
For the Period Ended February 28, 2013

PART I.  FINANCIAL INFORMATION

ITEM 1.  Financial Statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Balance Sheets

	February 28,	May 31,
	2013	2012
	(Unaudited)
Assets
Current Assets:
Cash	$381,822	$194,400
Accounts receivable -
Trade, net of allowance of $50,000	2,086,142	2,715,893
Related party	949,320	—
Inventory	1,109,307	956,638
Prepaid expenses and other	154,392	45,090
Total Current Assets	4,680,983	3,912,021
Property, Plant and Equipment	15,454,712	15,134,061
Less: Accumulated Depreciation	(8,321,845)	(7,335,883)
Property, Plant and Equipment, net	7,132,867	7,798,178
Deferred Tax Asset	822,400	585,000
Other Assets	74,183	86,454
Total Assets	$12,710,433	$12,381,653

Liabilities and Deficit
Current Liabilities:
Current portion of long-term debt	$1,291,736	$1,286,312
Preferred dividends payable	3,168,971	2,924,108
Accounts payable and accrued expenses	2,400,052	2,581,787
Accounts payable and accrued expenses - related parties	1,482,722	1,285,714
Total Current Liabilities	8,343,481	8,077,921
Long-Term Debt, net of current portion	9,813,123	10,757,561
Deficit:
Preferred stock, $0.0001 par value, $5,000,000 liquidation preference
Shares authorized: 20,750,000
Shares issued and outstanding: 50,000	5	5
Common stock, $0.0001 par value
Shares authorized: 5,000,000,000
Shares issued and outstanding: 26,111,201	2,611	2,611
Additional paid-in capital	53,129,361	53,089,293
Accumulated deficit	(59,703,145)	(60,586,143)
Total Greystone Stockholders' Deficit	(6,571,168)	(7,494,234)
Non-controlling interests	1,124,997	1,040,405
Total Deficit	(5,446,171)	(6,453,829)
Total Liabilities and Deficit	$12,710,433	$12,381,653

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)

	Nine Months Ended
	February 28, 2013	February 29, 2012

Sales	$16,705,437	$16,872,981

Cost of Sales	13,467,061	13,821,507

Gross Profit	3,238,376	3,051,474

General, Selling and Administrative Expenses	1,573,995	1,454,146

Operating Income	1,664,381	1,597,328

Other Income (Expense):
Other Income (Expense)	6,500	(1,909)
Interest Expense	(620,022)	(680,480)
Total Other Expense, net	(613,522)	(682,389)

Income before income taxes	1,050,859	914,939
Benefit from income taxes	226,900	—
Net Income	1,277,759	914,939

Income Attributable to Variable Interest Entities, net	(149,898)	(96,669)

Preferred Dividends	(244,863)	(160,274)

Net Income Available to Common Stockholders	$882,998	$657,996

Income Available to Common Stockholders:
Per Share of Common Stock - Basic	$0.03	$0.03
Per Share of Common Stock - Diluted	$0.03	$0.03

Weighted Average Shares of Common Stock Outstanding -
Basic	26,111,201	26,111,201
Diluted	27,366,000	26,111,201

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
	February 28, 2013	February 29, 2012

Sales	$4,517,453	$4,875,856

Cost of Sales	3,687,258	3,960,606

Gross Profit	830,195	915,250

General, Selling and Administrative Expenses	472,912	554,801

Operating Income	357,283	360,449

Other Income (Expense):
Other Expense, net	—	4,932
Interest Expense	(200,668)	(201,583)
Total Other Expense, net	(200,668)	(196,651)

Income Before Income Taxes	156,615	163,798
Benefit From Income Taxes	17,600	—
Net Income	174,215	163,798

Income Attributable to Variable Interest Entity	(45,688)	(50,489)

Preferred Dividends	(80,137)	(79,247)

Net Income Available to Common Stockholders	$48,390	$34,062

Income Available to Common Stockholders:
Per Share of Common Stock - Basic	$0.00	$0.00
Per Share of Common Stock - Diluted	$0.00	$0.00

Weighted Average Shares of Common Stock Outstanding -
Basic	26,111,201	26,111,201
Diluted	27,554,523	26,111,201

The accompanying notes are an integral part of these consolidated financial statements.

Greystone Logistics, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended
	February 28, 2013	February 29, 2012
Cash Flows from Operating Activities:
Net income	$1,277,759	$914,939
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	995,749	867,005
Deferred income taxes	(237,400)	—
Stock-based compensation	40,068	—
Changes in receivables	(319,569)	(294,002)
Changes in inventory	(152,669)	(1,339,103)
Changes in prepaid expenses and other	(109,302)	(82,994)
Changes in other assets	2,484	(3,320)
Changes in accounts payable and accrued expenses	15,273	1,500,827
Net cash provided by operating activities	1,512,393	1,563,352

Cash Flows from Investing Activities:
Purchase of property and equipment	(320,651)	(435,211)

Cash Flows from Financing Activities:
Payments on long-term debt and capitalized leases	(939,014)	(935,964)
Payments on advances from related party	—	(93,500)
Capital contributions to variable interest entity	—	75,000
Distributions by variable interest entity	(65,306)	(54,560)
Net cash used in financing activities	(1,004,320)	(1,009,024)

Net Increase in Cash	187,422	119,117
Cash, beginning of period	194,400	169,420

Cash, end of period	$381,822	$288,537

Non-Cash Activities:
Acquisition of equipment by capital lease	$—	$563,026
Preferred dividend accrual	244,863	160,274
Net decrease in liabilities due to deconsolidation of VIE	—	990,378
Supplemental Information:
Interest paid	329,737	398,523

The accompanying notes are an integral part of these consolidated financial statements

GREYSTONE LOGISTICS, INC.
Notes to Consolidated Financial Statements
(Unaudited)

Note 1.          Basis of Financial Statements

In the opinion of Greystone Logistics, Inc. (“Greystone”), the accompanying unaudited consolidated financial statements contain all adjustments and reclassifications, which are of a normal recurring nature, necessary to present fairly its financial position as of February 28, 2013, and the results of its operations for the nine-month and three-month periods ended February 28, 2013 and February 29, 2012 and its cash flows for the nine-month periods ended February 28, 2013 and February 29, 2012.  These consolidated financial statements should be read in conjunction with the consolidated financial statements as of and for the fiscal year ended May 31, 2012 and the notes thereto included in Greystone's Form 10-K for such period. The results of operations for the nine-month and three-month periods ended February 28, 2013 and February 29, 2012 are not necessarily indicative of the results to be expected for the full fiscal year.

The consolidated financial statements of Greystone include its wholly-owned subsidiaries,  Greystone Manufacturing, L.L.C. (“GSM”) and Plastic Pallet Production, Inc. (“PPP”), and its variable interest entities, Greystone Real Estate, L.L.C. (“GRE”) and GLOG Investments, L.L.C. (“GLOG”), except that GLOG was deconsolidated effective September 1, 2011.  GRE owns two buildings located in Bettendorf, Iowa which are leased to GSM.

Note 2.          Earnings Per Share

Basic earnings per share is based on the weighted-average effect of all common shares issued and outstanding and is calculated by dividing net income available to common stockholders by the weighted-average shares outstanding during the period. Diluted earnings per share is calculated by dividing net income available to common stockholders by the weighted-average number of common shares used in the basic earnings per share calculation plus the number of common shares that would be issued assuming exercise or conversion of all potentially dilutive common shares outstanding.

Greystone excludes equity instruments from the calculation of diluted earnings per share if the effect of including such instruments is anti-dilutive.  Equity instruments which have been excluded are certain options to purchase common stock totaling 350,000 and 1,940,000 shares for the nine and three months ended February 28, 2013 and February 29, 2012, respectively, and convertible preferred stock which is convertible into 3,333,334 shares of common stock for both the nine months and three months ended February 28, 2013, and 2012.

The following table sets forth the computation of basic and diluted shares for the nine and three months ended February 28, 2013 and February 29, 2012:

	February 28, 2013	February 29, 2012
For the Nine-Month Periods:
Weighted-average shares outstanding:
Basic	26,111,201	26,111,201
Incremental shares from assumed conversion of options	1,254,799	—
Diluted shares	27,366,000	26,111,201

For the Three-Month Periods:
Weighted-average shares outstanding:	26,111,201	26,111,201
Basic
Incremental shares from assumed conversion of options	1,443,322	—
Diluted shares	27,554,523	26,111,201

Note 3.          Inventory

Inventory consists of the following:

	February 28,	May 31,
	2013	2012
Raw materials	$647,879	$593,225
Finished goods	461,428	363,413
Total inventory	$1,109,307	$956,638

Note 4.          Related Party Transactions

Yorktown Management & Financial Services, LLC (“Yorktown”), an entity wholly owned by Greystone’s CEO and President, owns certain equipment that Greystone uses for its pallet and resin production. Greystone pays advances to Yorktown in recognition of the amounts owed pursuant to certain agreements.  As of February 28, 2013, Greystone has a receivable from Yorktown in the amount of $2,985,051.  Mr. Kruger has agreed that, if necessary, the amounts due Greystone should be offset against certain amounts that Greystone owes him or Yorktown.  At February 28, 2013, the offset against the net advances is the combined total of (i) the accrued interest of $802,551 payable to Mr. Kruger, (ii) advances payable to Mr. Kruger of $513,180 and (iii) an account payable of $720,000 for deferred compensation payable to Mr. Kruger.

Effective February 1, 2013, the arrangement between Greystone and Yorktown whereby Yorktown provided the pelletizing equipment and received a 40% share of the gross profit from the sale of pelletized resin was replaced by an arrangement whereby Greystone will pay Yorktown a fee of $0.02 per pound for utilization of Yorktown’s pelletizing equipment. Also, Greystone no longer purchases raw materials for pallet production from Yorktown and the grinding fee for utilization of Yorktown’s equipment was increased to $0.05 per pound.

Note 5.          Notes Payable

Notes payable as of February 28, 2013 and May 31, 2012 are as follows:

	February 28,	May 31,
	2013	2012
Note payable to F&M Bank & Trust Company,
prime rate of interest not less than 4.5%, due
March 13, 2015, monthly principal payments of
$76,561 plus interest	$4,573,333	$5,226,665

Note payable by variable interest entity to F&M
Bank & Trust Company, prime rate of interest
but not less than 4.75%, due March 15, 2014,
monthly installments of $35,512, secured by
buildings and land	3,431,356	3,623,070

Capitalized lease payable, due August 15, 2016,
5% interest, monthly payments of $10,625 plus
$0.50 per pallet for monthly sales in excess of 12,500	417,492	481,597

Note payable to BancFirst, prime rate of interest
plus 1%, paid June 2012	—	8,047

Note payable to Robert Rosene, 7.5% interest,
due January 15, 2015	2,066,000	2,066,000

Note payable to Warren Kruger, 7.5% interest,
due January 15, 2015	527,716	527,716

Other notes payable	88,962	110,778
	11,104,859	12,043,873

Less: Current portion	1,291,736	1,286,312
Long-term Debt	$9,813,123	$10,757,561

Greystone, GSM, GRE, Warren F. Kruger, President and CEO, and Robert B. Rosene, Jr., a director, are parties to a loan agreement dated as of March 4, 2005, as amended (the “Loan Agreement”), with F&M Bank & Trust Company (“F&M”).  The Loan Agreement (a) includes cross-collateralization and cross-default provisions among property and debts of GSM and GRE, an entity owned by Messrs. Kruger and Rosene, and Messrs. Kruger and Rosene, as owners of

Greystone’s Series 2003 Preferred Stock (debt in the amount of approximately $3,400,000 owed by Messrs. Kruger and Rosene to F&M is collateralized by the preferred stock), (b) contains certain financial covenants, and (c) restricts the payments of dividends. Greystone’s note payable to F&M is secured by Greystone’s cash, accounts receivable, inventory and equipment.

On March 1, 2013, F&M and GSM entered into a Fourth Amendment (the “Fourth Amendment”) to the Loan Agreement.  The Fourth Amendment (a) has an effective date of February 28, 2013, (b) extends the maturity date of the loan from F&M to GSM under the Loan Agreement (the “Loan”) to March 13, 2015, and (c) increases the amount of the Loan by $250,000. The loan increase of $250,000 was funded on March 1, 2013, whereby the outstanding principal balance of the Loan became $4,823,333.  In connection with the execution of the Fourth Amendment, (y) Greystone ratified its existing guaranty of GSM’s obligations under the Loan Agreement, and (z) GSM executed a promissory note in favor of F&M, whereby GSM promises to repay the Loan.

Note 6.          Fair Value of Financial Instruments

The following methods and assumptions are used in estimating the fair-value disclosures for financial instruments:

Long-Term Debt: The carrying amount of loans with floating rates of interest approximate fair value.  Fixed rate loans are valued based on cash flows using estimated rates of comparable loans.  The carrying amounts reported in the balance sheet approximate fair value.

Note 7.          Risks and Uncertainties

Greystone derives a substantial portion of its revenue from a national brewer.  This customer accounted for approximately 67% and 68% of Greystone’s pallet sales and 59% and 57% of Greystone’s total sales for the nine months ended February 28, 2013 and February 29, 2012, respectively.  Greystone’s recycled plastic pallets are approved for use by the customer and, at the current time, are the only plastic pallets used by the customer for shipping products. There is no assurance that Greystone will retain this customer’s business at the same level, or at all.  The loss of a material amount of business from this customer could have a material adverse effect on Greystone.

Warren F. Kruger, President and CEO, Robert B. Rosene, Jr., a Greystone director, have provided financing and guarantees on Greystone’s bank debt.  As of February 28, 2013, Greystone is indebted to Mr. Kruger in the amount of $527,716 for a note payable and to Mr. Rosene in the amount of $3,548,701 for a note payable and related accrued interest.  Effective January 15, 2012, Messrs. Kruger and Rosene agreed to a two year extension on the debt.  There is no assurance that these individuals will continue to provide extensions in the future.

See Note 5 for a discussion of the cross-default and cross-collateralization provisions contained in the loan agreement dated as of March 4, 2005, as amended, with F&M.

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Results of Operations

General to All Periods

The unaudited consolidated statements include Greystone Logistics, Inc., its two wholly-owned subsidiaries, Greystone Manufacturing, L.L.C. (“GSM”), and Plastic Pallet Production, Inc. (“PPP”).  Greystone also consolidates its variable interest entities, Greystone Real Estate, L.L.C. (“GRE”), and GLOG Investment, L.L.C. (“GLOG”), except that GLOG was deconsolidated effective September 1, 2011.  All material intercompany accounts and transactions have been eliminated.

References to fiscal year 2013 refer to the nine-month and three-month periods ended February 28, 2013, as applicable.  References to fiscal year 2012 refer to the nine-month and three-month periods ended February 29, 2012, as applicable.

Sales

Greystone's primary focus is to provide quality plastic pallets to its existing customers while continuing its marketing efforts to broaden its customer base.  Greystone's existing customers are primarily located in the United States and engaged in the beverage, pharmaceutical and other industries.  Greystone has generated and plans to continue to generate interest in its pallets by attending trade shows sponsored by industry segments that would benefit from Greystone's products.  Greystone hopes to gain wider product acceptance by marketing the concept that the widespread use of plastic pallets could greatly reduce the destruction of trees on a worldwide basis.  Greystone’s marketing is conducted through contract distributors, its President and other employees.

Greystone derives a substantial portion of its revenue from a national brewer.  This customer accounted for approximately 67% and 68% of Greystone’s pallet sales and 59% and 57% of Greystone’s total sales for the nine-month periods ended February 28, 2013 and February 29, 2012, respectively.

Personnel

Greystone had approximately 94 full-time employees as of February 28, 2013 and February 29, 2012.

Taxes

Prior to fiscal year 2012, Greystone generated substantial net operating losses (“NOLs”) which would normally have reflected a tax benefit in the statement of operations during the periods in which the NOLs were incurred.  However, in assessing the reliability of recognizing estimated tax benefits from utilization of NOLs, management considers the likelihood of whether it is more likely than not the tax benefit will be realized.  Based on this evaluation, management provided a full valuation allowance for these NOLs prior to fiscal year 2012. Greystone recognized no provision for income taxes for fiscal years 2013 or 2012 as tax incurred on net income was offset by the utilization of prior period NOLs.  Furthermore, in fiscal year 2013, Greystone reduced its valuation allowance and recognized a tax benefit of $226,900 and $17,600 for the nine-months and three-months ended February 28, 2013, respectively, due to management’s current assessment of future profitability and ultimate expected realization of prior period NOLs.

Based upon a review of its income tax filing positions, Greystone believes that its positions would be sustained upon an audit by the Internal Revenue Service and does not anticipate any adjustments that would result in a material change to its financial position. Therefore, no reserves for uncertain income tax positions have been recorded. At February 28, 2013, Greystone had no unrecognized tax benefits.

Nine Month Period Ended February 28, 2013 Compared to Nine Month Period Ended February 29, 2012

Sales
Sales for fiscal year 2013 were $16,705,437 compared to $16,872,981 in fiscal year 2012 for a decrease of $167,544.  This decrease in total sales from fiscal year 2012 to fiscal year 2013 was the result of a $712,254 decrease in resin sales offset by an increase in pallet sales of $544,710.

Pallet sales were $14,609,391, or 87% of total sales, in fiscal year 2013 compared to $14,064,681, or 83% of total sales, in fiscal year 2012 for an increase of $544,710 or 4%. There was an increase of 10% in the number of pallets sold in fiscal year 2013 over fiscal year 2012; however, the product mix in fiscal year 2013 included 28% of Greystone’s nestable pallets compared to 22% in fiscal year 2012.  The nestable pallet is Greystone’s lowest priced pallet.

Greystone’s sales to its major customer in fiscal year 2013 were 67% of total pallet sales compared to 68% of total pallet sales in fiscal year 2012. Pallet sales to Greystone’s major customer are generally based on the customer’s need to maintain its pallet inventory and may vary by period.  Greystone cannot predict the customer’s future needs to maintain or grow its pallet inventory but has been able to grow sales to new pallet customers developed through Greystone’s marketing efforts to broaden its customer base.

Sales of recycled plastic resin were $2,096,046 in fiscal year 2013 compared to $2,808,300 in fiscal year 2012 for a decrease of $712,254.  Greystone has curtailed its sales of resin during fiscal year 2013 due to unfavorable margins with respect to the cost of material compared to the resale pricing values.  Greystone intends to place more emphasis on the sale of resin as market conditions improve.

Cost of Sales
Cost of sales in fiscal year 2013 was $13,467,061, or 81% of sales, compared to $13,821,507, or 82% of sales, in fiscal year 2012. Cost of sales for pallets as a percent of pallet sales were 76% for fiscal years 2013 and 2012.

The ratio of cost of resin sales to resin sales was approximately 112% in fiscal year 2013 compared to 111% in fiscal year 2012.  The increase in the ratio of cost of sales to sales from fiscal year 2012 to fiscal year 2013 was due to an increase in production costs as a result of the addition of a new pelletizing line which was offset in part by an improvement in gross profit margins before production costs.  Yorktown Management, LLC (“Yorktown”), an entity owned by Warren Kruger, Greystone’s President and CEO, provides the pelletizing equipment and receives a 40% share of the gross profit before production costs (defined as revenue less material, freight and commissions). Effective February 1, 2013, this arrangement between Greystone and Yorktown was terminated, and Greystone will instead pay Yorktown a fee of $0.02 per pound for utilization of Yorktown’s pelletizing equipment.

General, Selling and Administrative Expenses
General, selling and administrative expenses were $1,573,995 in fiscal year 2013 compared to $1,454,146 in fiscal year 2012 for an increase of $119,849. The increase in general, selling and administrative expenses was primarily due to increases in salaries of $71,126, stock compensation costs of $40,068 and audit fees of $31,292 offset by a decrease in travel expense of $36,130.   Greystone had no stock compensation costs in fiscal year 2012.

Interest Expense
Interest expense was $620,022 in fiscal year 2013 compared to $680,480 in fiscal year 2012 for a decrease of $60,458.  Interest expense in fiscal year 2012 included approximately $45,000 for the variable interest entity, GLOG, which was deconsolidated effective September 1, 2011.

Benefit from Income Taxes
Benefit from income taxes was $226,900 and $-0- in fiscal years 2013 and 2012, respectively. See “Taxes” in this Item 2 as to the increase in the benefit for Greystone’s NOLs.

Net Income
Greystone recorded net income of $1,227,759 compared to $914,939 in fiscal year 2012 for the reasons discussed above.

Net Income Attributable to Common Stockholders
Net income available to common stockholders for fiscal year 2013 was $882,998, or $0.03 per share, compared to $657,996, or $0.03 per share, in fiscal year 2012 for the reasons discussed above.

Three Month Period Ended February 28, 2013 Compared to Three Month Period Ended February 29, 2012

Sales
Sales for fiscal year 2013 were $4,517,453 compared to $4,875,856 in fiscal year 2012 for a decrease of $358,403.  This decrease in total sales from fiscal year 2012 to fiscal year 2013 was the result of a $376,424 decrease in pallet sales offset by an increase in resin sales of $18,021.

Pallet sales were $3,955,555, or 88% of total sales, in fiscal year 2013 compared to $4,331,979, or 89% of total sales, in fiscal year 2012 for a decrease of $376,424 or 9%. The number of pallets sold in fiscal year 2013 over 2012 increased 16%; however, the product mix in fiscal year 2013 included 46% of Greystone’s nestable pallets compared to 26% in fiscal year 2012.  The nestable pallet is Greystone’s lowest priced pallet.

Greystone’s sales to its major customer in fiscal year 2013 were 50% of total pallet sales compared to 53% of total pallet sales in fiscal year 2012. Pallet sales to Greystone’s major customer are generally based on the customer’s need to maintain its pallet inventory and may vary by period.  Greystone cannot predict the customer’s future needs to maintain or grow its pallet inventory but has been able to grow sales to new pallet customers developed through Greystone’s marketing efforts to broaden its customer base.

Sales of recycled plastic resin were $561,898 in fiscal year 2013 compared to $543,877 in fiscal year 2012 for an increase of $18,021.  Greystone has curtailed its sales of resin during fiscal years 2013 and 2012 due to unfavorable margins with respect to the cost of material compared to the resale pricing values.  Greystone intends to place more emphasis on the sale of resin as market conditions improve.

Cost of Sales
Cost of sales in fiscal year 2013 was $3,687,258, or 82% of sales, compared to $3,960,606, or 81% of sales, in fiscal year 2012. Cost of sales for pallets as a percent of pallet sales were 76% for fiscal years 2013 and 2012.

The ratio of cost of resin sales to resin sales was approximately 124% in fiscal years 2013 and 2012.  Yorktown, an entity owned by Warren Kruger, Greystone’s President and CEO, provides the pelletizing equipment and receives a 40% share of the gross profit before production costs (defined as revenue less material, freight and commissions).  Effective February 1, 2013, this arrangement between Greystone and Yorktown was terminated, and Greystone will instead pay Yorktown a fee of $0.02 per pound for utilization of Yorktown’s pelletizing equipment.

General, Selling and Administrative Expenses
General, selling and administrative expenses were $472,912 in fiscal year 2013 compared to $554,801 in fiscal year 2012 for a decrease of $81,889. The decrease in fiscal year 2013 over fiscal year 2012 was principally due to decreases in commission expense of $60,988 and travel expense of $34,897 offset by an increase in stock compensation costs of $13,356.  Greystone had no stock compensation costs in fiscal year 2012.

Benefit from Income Taxes
Benefit from income taxes was $17,600 and $-0- in fiscal years 2013 and 2012, respectively. See “Taxes” in this Item 2 as to the increase in the benefit for Greystone’s NOLs.

Net Income
Greystone recorded net income of $174,215 compared to $163,798 in fiscal year 2012 for the reasons discussed above.

Net Income Attributable to Common Stockholders
Net income available to common stockholders for fiscal year 2013 was $48,390, or $0.00 per share, compared to $34,062, or $0.00 per share, in fiscal year 2012 for the reasons discussed above.

Liquidity and Capital Resources

Greystone’s operations have provided positive cash flows for each of the years beginning in fiscal year 2007 through the nine month period ended February 28, 2013. While these positive cash flows have been beneficial to Greystone’s ability to finance its operations, Greystone will require additional cash to achieve continued growth and to meet Greystone's contractual obligations. Greystone continues to explore various options including refinancing long-term debt and equity financing.  However, there is no guarantee that Greystone will be able to raise sufficient capital to meet these obligations.

A summary of cash flows for the nine months ended February 28, 2013 is as follows:

Cash provided by operating activities	$1,512,393

Cash used in investing activities	(320,651)

Cash used in financing activities	(1,004,320)

The contractual obligations of Greystone are as follows:

	Total	Less than 1 year	1-3 years	4-5 years	More than 5 years
Long-term debt	$11,104,859	$1,291,736	$7,136,343	$2,676,780	$-0-

Greystone had a working capital deficit of $(3,662,498) at February 28, 2013 compared to a working capital deficit at May 31, 2012 of $(4,165,900) for an improvement of $503,402.  Excluding preferred dividends payable, the working capital deficit at February 28, 2013 would be $(493,527).  To provide for the funding to meet Greystone's operating activities and contractual obligations as of February 28, 2013, Greystone will have to continue to produce positive operating results or explore various options including long-term debt and equity financing.  However, there is no guarantee that Greystone will continue to create positive operating results or be able to raise sufficient capital to meet these obligations.

Substantially all of the financing that Greystone has received through the last few fiscal years resulted from loans provided by certain officers and directors of Greystone and bank loans which are guaranteed by certain officers and directors of Greystone.

Greystone continues to be dependent upon its officers and directors to provide and/or secure additional financing and there is no assurance that its officers and directors will continue to do so.  As such, there is no assurance that funding will be available for Greystone to continue operations.

Greystone has 50,000 outstanding shares of cumulative 2003 Preferred Stock with a liquidation preference of $5,000,000 and a preferred dividend rate of the prime rate of interest plus 3.25%.  Greystone does not anticipate that it will make cash dividend payments to any holders of its preferred stock or its common stock unless and until the financial position of Greystone improves through increased revenues, another financing transaction or otherwise.

Forward Looking Statements and Material Risks

This Quarterly Report on Form 10-Q includes certain statements that may be deemed "forward-looking statements" within the meaning of federal securities laws.  All statements, other than statements of historical fact, that address activities, events or developments that Greystone expects, believes or anticipates will or may occur in the future, including decreased costs, securing financing, the profitability of Greystone, potential sales of pallets or other possible business developments, are forward-looking statements.  Such statements are subject to a number of assumptions, risks and uncertainties. The forward-looking statements contained in this Quarterly Report on Form 10-Q could be affected by any of the following factors: Greystone's prospects could be affected by changes in availability of raw materials, competition, rapid technological change and new legislation regarding environmental matters; Greystone may not be able to secure additional financing necessary to sustain and grow its operations; and a material portion of Greystone's business is and will be dependent upon a few large customers and there is no assurance that Greystone will be able to retain such customers.  These risks and other risks that could affect Greystone's business are more fully described in Greystone's Form 10-K for the fiscal year ended May 31, 2012, which was filed on September 14, 2012.  Actual results may vary materially from the forward-looking statements.  Greystone undertakes no duty to update any of the forward-looking statements contained in this Quarterly Report on Form 10-Q.

Item 3.  Quantitative and Qualitative Disclosures About Market Risk.

Not applicable.

Item 4.  Controls and Procedures.

As of the end of the period covered by this Quarterly Report on Form 10-Q, Greystone carried out an evaluation under the supervision of Greystone's Chief Executive Officer and Chief Financial Officer of the effectiveness of the design and operation of Greystone's disclosure controls and procedures pursuant to the Securities Exchange Act Rules 13a-15(e) and 15d-15(e).  Based on an evaluation as of May 31, 2012, Warren F. Kruger, Greystone's Chief Executive Officer, and William W. Rahhal, Greystone’s Chief Financial Officer, identified two material weaknesses in Greystone's internal control over financial reporting.  As of the end of the period covered by this Quarterly Report on Form 10-Q, such material weaknesses had not been rectified. As a result of the continuation of these two material weaknesses, Greystone’s CEO and Chief Financial Officer concluded that Greystone's disclosure controls and procedures were not effective at February 28, 2013.

During the three-month period ended February 28, 2013, there were no changes in Greystone's internal controls over financial reporting that have materially affected, or that are reasonably likely to materially affect, Greystone's internal control over financial reporting.

PART II.  OTHER INFORMATION

Item 1.   Legal Proceedings.

None.

Item 1A. Risk Factors.

Not applicable.

Item 2.   Unregistered Sales of Equity Securities and Use of Proceeds.

None.

Item 3.   Defaults Upon Senior Securities.

None.

Item 4.   Mine Safety Disclosures.

Not applicable.

Item 5.   Other Information.

None.

Item 6.  Exhibits.

10.1	Fourth Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.1 to the Form 8-K filed by the registrant on March 12, 2013).

10.2
Promissory Note dated February 28, 2013, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.2 to the Form 8-K filed by the registrant on March 12, 2013).

11.1	Computation of Earnings per Share is in Note 2 in the Notes to consolidated financial statements.

31.1
Certification of Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

31.2
Certification of Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets at February 28, 2013 and May 31, 2012, (ii) the Consolidated Statements of Income for the nine months ended February 28, 2013 and February 29, 2012, (iii) the Consolidated Statements of Income for the three months ended February 28, 2013 and February 29, 2012, (iv) the Consolidated Statements of Cash Flows for the nine months ended February 28, 2013 and February 29, 2012, and (v) the Notes to the Consolidated Financial Statements (submitted herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREYSTONE LOGISTICS, INC.
(Registrant)

Date: April 22, 2013	/s/ Warren F. Kruger
Warren F. Kruger
President and Chief Executive Officer
(Principal Executive Officer)

Date: April 22, 2013	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Index to Exhibits

10.1	Fourth Amendment to Loan Agreement dated March 4, 2005 (incorporated herein by reference to Exhibit 10.1 to the Form 8-K filed by the registrant on March 12, 2013).

10.2
Promissory Note dated February 28, 2013, executed by Greystone Manufacturing, L.L.C. in favor of The F&M Bank & Trust Company (incorporated herein by reference to Exhibit 10.2 to the Form 8-K filed by the registrant on March 12, 2013).

11.1	Computation of Earnings per Share is in Note 2 in the Notes to consolidated financial statements.

31.1
Certification of Chief Executive Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

31.2
Certification of Chief Financial Officer pursuant to Rules 13a-14(a) and 15d-14(a) promulgated under the Securities Exchange Act of 1934, as amended, and Item 601(b)(31) of Regulation S-K, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.1	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

32.2	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (submitted herewith).

101
Interactive data files pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Balance Sheets at February 28, 2013 and May 31, 2012, (ii) the Consolidated Statements of Income for the nine months ended February 28, 2013 and February 29, 2012, (iii) the Consolidated Statements of Income for the three months ended February 28, 2013 and February 29, 2012, (iv) the Consolidated Statements of Cash Flows for the nine months ended February 28, 2013 and February 29, 2012, and (v) the Notes to the Consolidated Financial Statements (submitted herewith).